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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

MEMBERS Mutual Funds
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

MEMBERS(R) Mutual Funds

Annual Reprt

October 31, 2009

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Cash Reserves Fund

Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Value Fund

Mid Cap Growth Fund

Small Cap Value Fund

Small Cap Growth Fund

International Stock Fund

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale of securitis unless preceded or accompanied by a prospectus.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your financial advisor or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Management’s Discussion of Fund Performance

ECONOMIC OVERVIEW
As the period began on November 1, 2008, we were in the midst of a worldwide financial crisis that was creating sell-offs in virtually every asset class, other than the most secure assets issued or insured by the federal government. Banks were unwilling to lend to each other and the general market mood was characterized by fear. Concerned with a possible meltdown of the U.S. financial system, Congress continued government-sponsored “bailouts” in an attempt to aid banking balance sheets and get credit flowing again.

As our one-year period got underway, we witnessed continued unrest in the financial sector and a realization that the credit problems would not be confined to just a few financial institutions. As the credit crisis spread across the economy it became clear that we were in the midst of what could prove to be the worst recession of our times. Conditions appeared to worsen in early 2009. By the beginning of March, talk about another depression and the collapse of the global financial system was widespread and the broad stock indices were down close to 25% on top of the record-setting losses of 2008. Then sentiment shifted, in the mysterious way that is characteristic of investor psychology, and money began to flow into stocks and riskier bonds. To get a sense of the gyrations, the S&P 500, considered a proxy for the overall stock market, rose 15.9% in the second quarter, and continued to rally in the third quarter of 2009, tacking on another 15.6%, to create one of the steepest rebounds in market history.

This rally, at least at first, was not so much driven by positive news as it was by diminishing worry. In other words, investors who were once worried about the collapse of the global financial system and another great depression were beginning to believe that the economic problems were deep, but not fathomless. By the latter part of the period, some of the important economic indicators showed signs of bottoming and other problem areas showed decreasing losses, even as other economic data, such as unemployment, remained in troubling territory. These positive signs, however modest, were eagerly noted by investors looking for hints of recovery and the period ended with a market characterized by stronger performance of higher-risk investments.

OUTLOOK
We are investing with the belief that over a full market cycle, holding the highest quality securities within our applicable investment objectives and guidelines will provide the best results with the least volatility. While we are getting early economic data and leading indicators suggesting improvement in the general economy, the indicators are improving from extremely low levels. We are also concerned that we could eventually hit an inflationary problem that develops directly from current monetary and fiscal policy, although we don’t see this as an immediate threat.

The biggest risks we see right now are associated with the economy. Despite all the chatter about the improving economic data, we remain concerned that small improvements from a level of deep trouble may produce undeserved optimism. Consumer spending is still muted and with unemployment remaining high, and credit difficult to come by, it seems unlikely that we will see a consumer-driven rally anytime soon. Risky assets are clearly priced for solid and significant economic improvement and this strikes us as a time to be diligent by seeking to invest in securities that have the best possible fundamentals.

CONSERVATIVE ALLOCATION FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS Conservative Allocation Fund returned 14.91% (Class A shares at net asset value), outperforming the New Conservative Allocation Custom Fund Index return of 14.57% and underperforming the Morningstar Conservative Allocation category average return of 15.92%. Bonds make up the largest portion of the Fund, and our higher quality positioning held the Fund’s performance back relative to its peers as lower quality issues outperformed substantially.

Management’s Discussion of Fund Performance

CONSERVATIVE ALLOCATION FUND (continued)

What significant changes did you make to the portfolio since November 1, 2008?

During the late fall of 2008, we trimmed roughly 5% from the equity allocation of the Fund. The lower equity weight added to relative returns through the first quarter of 2009 as markets continued to decline, but was then a detriment to performance during the market rally.

To capitalize on what we viewed as an opportunity in corporate bonds, we added Dodge & Cox Income Fund to the portfolio in early 2009. At the time, the Fund held nearly 50% of its portfolio in corporate bonds. This move proved to be beneficial as corporate bond spreads have narrowed tremendously in 2009, resulting in double digit returns for investment grade bonds.

Recently, we have been trimming back risk and moving the portfolio even higher in quality. We have sold our dedicated mid cap position, and are lowering our international equity position. Given the number of headwinds facing the U.S. consumer and economy, we anticipate the markets will level off from their torrid advance since March and volatility will remain elevated for some time. Looking ahead, our focus will be on risk management and striving for more consistent returns through higher quality investments.

What were the strongest contributors to Fund performance?

Our allocation to corporate bonds, specifically below-investment-grade bonds, was the single greatest contributor to performance. MEMBERS High Income Fund Class Y, a below-investment grade fund, returned 29.4% over the trailing year. Positions in both international stocks and bonds also contributed significantly as measured by returns in Oppenheimer International Bond Fund Class Y which returned 26.1% and MEMBERS International Stock Fund Class Y which returned 23.3%. Finally, Dodge & Cox Income Fund returned 22.4%, bolstered by its corporate bond positions.

What were the largest constraints on performance?

Our largest position, MEMBERS Bond Fund Class Y was the greatest detractor, returning 10.3% since October 31, 2008. It’s very rare that a double digit return on a bond fund would be considered a detriment to performance, but 2009 was anything but ordinary. Throughout the year, the Fund stayed true to the high quality allocation that protected investors so well in 2008. However, so far 2009 has proven to be a risk taker’s market and lower quality bonds have outperformed higher quality issues by a very wide margin. Our modest position in Nakoma Absolute Return Fund which returned -9.3% was the other notable detractor.

Cumulative Performance of $10,000 Investment Since Inception1,2

Management’s Discussion of Fund Performance

CONSERVATIVE ALLOCATION FUND (continued)

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge			% Return After Sales Charge[6]
	1 Year	Since 6/30/06 Inception[7]	Since 2/29/08 Inception[8]	1 Year	Since Inception
Class A Shares [3]	14.91%	0.59%	—	8.31%	(1.18)%[7]
Class B Shares[4]	14.09	(0.15)	—	9.59	(1.00)[7]
Class C Shares[5]	14.21	—	(4.56)%	13.21	(4.56)[8]
Merrill Lynch U.S. Corporate, Government & Mortgage Index	13.74	7.38	6.15	NA	NA
New Conservative Allocation Fund Custom Index[13]	14.57	3.95	0.07	NA	NA
Old Conservative Allocation Fund Custom Index[13]	11.45	3.58	0.03	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MODERATE ALLOCATION FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS Moderate Allocation Fund returned 14.12% (Class A shares at net asset value), underperforming the New Moderate Allocation Custom benchmark return of 16.22% and the Morningstar Moderate Allocation category average return of 15.73%. High quality bonds underperformed riskier bonds, and this was a drag on relative performance as the Fund retained its high-quality bond bias. Additionally, value stocks underperformed the market in general, which was compounded by the manner in which our selected value instrument, MEMBERS Large Cap Value, underperformed its peers.

What significant changes did you make to the portfolio since November 1, 2008?

During the late fall of 2008, we trimmed roughly 5% from the equity allocation of the Fund. The lower equity weight added to relative returns through the first quarter of 2009 as markets continued to decline, but was then a detriment to performance during the market rally.

To capitalize on what we viewed as an opportunity in corporate bonds, we added Dodge & Cox Income Fund to the portfolio in early 2009. At the time, the Fund held nearly 50% of its portfolio in corporate bonds. This move proved to be beneficial as corporate bond spreads have narrowed tremendously in 2009, resulting in double digit returns for investment grade bonds.

Recently, we have been trimming back risk and moving the portfolio even higher in quality. We have reduced our mid cap positions, and lowered our international equity weight. Given the number of headwinds facing the U.S. consumer and economy, we anticipate the markets will level off from their torrid advance since March and volatility will remain elevated for some time. Looking ahead, our focus will be on risk management and striving for more consistent returns through higher quality investments.

What were the strongest contributors to Fund performance?

Our allocation to corporate bonds, specifically below-investment-grade bonds, was the single greatest contributor to performance. MEMBERS High Income Fund Class Y, a below-investment grade fund, returned 29.4% over the trailing year. Positions in both international stocks and bonds also contributed significantly as measured by returns in Oppenheimer International Bond Fund Class Y which returned 26.1% and MEMBERS International Stock Fund Class Y which returned 23.3%. Bolstered by corporate bonds, Dodge & Cox Income Fund returned 22.4%, and other notable contributors were MEMBERS Mid Cap Growth Fund Class Y and MEMBERS Large Cap Growth Fund Class Y which returned 21.7% and 19.3%, respectively.

Management’s Discussion of Fund Performance

MODERATE ALLOCATION FUND (continued)

What were the largest constraints on performance?

MEMBERS Bond Fund Class Y and MEMBERS Large Cap Value Fund Class Y which returned 10.3% and 2.2%, respectively, were the greatest detractors. It’s very rare that a double digit return on a bond fund would be considered a detriment to performance, but 2009 was anything but ordinary. Throughout the year the Fund stayed true to the high quality allocation that protected investors so well in 2008. However, so far 2009 has proven to be a risk taker’s market and lower quality bonds have outperformed higher quality issues by a very wide margin. MEMBERS Large Cap Value Fund Class Y was challenged by heavy losses in the financial sector early in the year, however financials have boosted performance since the rally took hold in March. Other notable detractors were Nakoma Absolute Return Fund and Gateway Fund Class Y which returned -9.3% and 1.1%, respectively.

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge			% Return After Sales Charge[6]
	1 Year	Since 6/30/06 Inception[7]	Since 2/29/08 Inception[8]	1 Year	Since Inception
Class A Shares[3]	14.12%	(2.30)%	—	7.54%	(4.01)%[7]
Class B Shares[4]	13.20	(3.01)	—	8.70	(3.86)[7]
Class C Shares[5]	13.20	—	(10.41)%	12.20	(10.41)[8]
S&P 500 Index[13]	9.80	(3.91)	(13.21)	NA	NA
Russell 1000¨ Index[13]	11.20	(3.86)	(13.20)	NA	NA
New Moderate Allocation Fund Custom Index[13]	16.22	1.62	(4.07)	NA	NA
Old Moderate Allocation Fund Custom Index[13]	13.59	0.92	(4.61)	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

AGGRESSIVE ALLOCATION FUND
How did the Fund perform for the period November 1, 2008 – October 31, 2009?
For the trailing year ended October 31, 2009, the MEMBERS Aggressive Allocation Fund returned 14.00% (Class A shares at net asset value), underperforming the New Aggressive Allocation Custom benchmark return of 18.64% and outperforming the Morningstar Large Blend category average return of 11.86%. The Fund’s gains in performance from exposure to international

Management’s Discussion of Fund Performance

AGGRESSIVE ALLOCATION FUND (continued)

stocks and high yield bonds were offset by underperformance in large and small cap value stocks relative to the index. However, the gains more than offset the detractions when compared to the peer group.

What significant changes did you make to the portfolio since November 1, 2008?

During the late fall of 2008, we trimmed roughly 15% from the equity allocation of the Fund and initiated a fixed income allocation. The lower equity weight added to relative returns through the first quarter of 2009 as markets continued to decline, but was then a detriment to performance during the market rally.

Recently, we have been trimming back risk and moving the portfolio even higher in quality. We have reduced our mid cap positions, and lowered our international equity weight. Given the number of headwinds facing the U.S. consumer and economy, we anticipate the markets will level off from their torrid advance since March and volatility will remain elevated for some time. In turn, moving forward our focus will be on risk management and striving for more consistent returns through higher quality investments.

What were the strongest contributors to Fund performance?

The strongest contributors to performance came from Laudus International MarketMasters Fund which returned 33.8% over the period, MEMBERS High Income Fund Class Y which returned 29.4%, MEMBERS International Stock Fund Class Y which returned 23.3%, MEMBERS Mid Cap Growth Fund Class Y which returned 21.7%, and MEMBERS Large Cap Growth Fund Class Y which returned 19.3%. International equities have rallied stronger than domestic stocks since the rally began in March, benefiting from a heightened appetite for risk and the corresponding decline in the U.S. dollar.

What were the largest constraints on performance?

MEMBERS Large Cap Value Fund Class Y, which returned 2.2%, was the largest detractor from performance. The Fund experienced heavy losses from the financial sector through the fall and into early 2009. Smaller caps also experienced large losses during the downturn. MEMBERS Small Cap Growth Fund Class Y and MEMBERS Small Cap Value Fund Class Y returned -3.3% and 13.5% respectively, and held down performance. The other notable detractor was Gateway Fund Class Y, which returned 1.1% for the period.

Cumulative Performance of $10,000 Investment Since Inception1,2

Management’s Discussion of Fund Performance

AGGRESSIVE ALLOCATION FUND (continued)

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge			% Return After Sales Charge[6]
	1 Year	Since 6/30/06 Inception[7]	Since 2/29/08 Inception[8]	1 Year	Since Inception
Class A Shares[3]	14.00%	(4.97)%	—	7.40%	(6.64)%[7]
Class B Shares[4]	13.06	(5.69)	—	8.56	(6.52)[7]
Class C Shares[5]	13.20	—	(15.59)%	12.20	(15.59)[8]
S&P 500 Index[13]	9.80	(3.91)	(13.21)	NA	NA
Russell 3000¨ Index[13]	10.83	(4.01)	(13.04)	NA	NA
New Aggressive Allocation Fund Custom Index[13]	18.64	(0.68)	(8.35)	NA	NA
Old Aggressive Allocation Fund Custom Index[13]	19.20	(1.92)	(10.92)	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

BOND FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS Bond Fund returned 9.91% (Class A shares at net asset value) compared to 13.74% returned by the Merrill Lynch U.S. Corporate, Government & Mortgage Index and 17.86% returned by the Morningstar Intermediate-Term Bond category average for the same period.

What were the strongest contributors to Fund performance?

Positive contributions to performance for the period included the Fund’s holdings in a small amount of out-of-index asset classes. These asset classes included asset-backed and commercial mortgage-backed securities, which outperformed the overall index and contributed positively to performance.

What were the largest constraints on performance?

One of the primary reasons for the negative performance relative to the index and peer group was the Fund’s higher quality bias. Throughout the period, the Fund remained overweight relative to the index in Treasury debt and underweight mortgage-backed and corporate debt compared to the index. Mortgage-backed and corporate debt outperformed Treasuries over the period, so our quality bias hurt performance with respect to these sectors.

From a macroeconomic perspective, yield curve posture was negative as interest rates declined over the period and the Fund was generally short duration – implying cash flows were reinvested at lower absolute interest rates. It should be noted, however, that the entire drop in interest rates occurred during the final two months of 2008 and rates have trended upward since such that the Fund’s yield curve posture was accretive to performance during 2009 calendar year-to-date. Relative to the Morningstar peer group, a lower allocation to investment grade and high yield corporate debt was the primary driver of the Fund’s overall underperformance for the period.

How is the Fund positioned going forward?

We continue to believe that the “green shoots” are not self sustaining and the government stimulus will be unsustainable. Additionally, we believe many of the problems which caused the financial and economic crisis have been papered over, not resolved. Because we believe a bond fund is first and foremost about providing a foundation for any investment strategy and preserving capital, a very conservative posture will be maintained going forward given our perspective noted in the comments above.

Management’s Discussion of Fund Performance

BOND FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	9.91%	4.67%	3.88%	4.92%	—	4.93%	3.06%	2.92%	4.44%
Class B Shares[4]	9.20	3.92	3.12	4.14	—	4.70	2.83	2.77	4.14
Class Y Shares[9]	10.30	—	—	—	5.77%	—	—	—	—
Merrill Lynch U.S. Corporate, Government & Mortgage Index	13.74	6.53	5.19	6.40	7.38	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

HIGH INCOME FUND
After experiencing one of the worst financial crises on record in 2008, the U.S. financial markets have roared back over the first 10 months of 2009. During the rebound, the high yield sector has been the superstar performer as it has significantly outpaced every U.S. equity and fixed income sector. For example, for the 12 month period ended October 31, 2009, the Merrill Lynch High Yield Index gained 48.8%, the S&P 500 gained 9.8% and Merrill Lynch Investment Grade Index gained 30.8%. One key driver of the strong performance for high yield has been that the default environment has improved dramatically. This positive development has been due to a combination of robust capital markets and an improvement in the economic outlook. Portfolio managers have drastically reduced their estimates for defaults in 2009 and 2010. Most strategists now estimate a 13% default rate in 2009, while the default rate for 2010 is expected to plunge to 5%. This represents a considerable improvement in the default outlook year-over-year and a much faster decline to the long-term average than experienced during either the early 1990s or early 2000 default cycles. The improvement in the default outlook has resulted in a dramatic decrease in yield spreads, or risk premiums, which has caused bonds prices to gap up significantly over the past 12 months.

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS High Income Fund returned 28.98% (Class A shares at net asset value), underperforming the Merrill Lynch U.S. High Yield Master II Constrained Index return of 49.54% and the Morningstar High Yield Bond category average return of 35.58%. Although the Fund’s returns were substantial and exceeded nearly every major equity index, they lagged the return of the index.

Management’s Discussion of Fund Performance

HIGH INCOME FUND (continued)

What were the strongest contributors and largest constraints to Fund performance?

The primary driver contributing to the Fund’s performance variance from the index has been its limited weighting in deep discount and lower-rated securities. For example, during the 12 months ended October 31, 2009, bonds priced below $70, which had an average weighting of 26% in the index, contributed over 36% of the total index return, as compared to the Fund’s average of 4.4% weighting in this stressed sector. Over the latter half of the reporting period, we have been an active participant in the new issue calendar as this segment of the high yield universe provides credit structures that are significantly better than many of the legacy issues that came to market in 2006-2008.

Augmenting our new issue purchases have been significant purchases on the secondary market. Also, we have attempted to selectively add issuers that, despite having somewhat weaker credit profiles than our average portfolio holding, we believe still have the flexibility to withstand a protracted period of economic weakness. Although we have incrementally added some lower quality issuers to the portfolio during the past 12 months, the overall credit quality for the portfolio remains strong with an average B/B2 rating. Furthermore, as of October 31, 2009, the Fund had approximately 87% of its holdings with a ratio of cash-flow to cash-interest expense greater than 2x. The portfolio’s top industry weightings are healthcare, support-services, telecom, utilities, and oil and gas, all of which positively contributed to performance. Notable sectors in which the Fund is not invested are the homebuilding, banking, and real estate sectors.

How is the Fund positioned going forward?

Although the high yield bond market’s recent performance has exceeded all expectations, our outlook for 2010 remains favorable. Our constructive outlook for high yield is predicated on continued robust demand from investors seeking high current income in the face of low yields from alternative investments; a continued shift in allocations to credit-driven strategies; expectations for sharply declining default rates in 2010 as many of the sickest companies have already collapsed; and attractive spreads in excess of 750 basis points relative to 10-year Treasuries which represents a compelling risk premium.

Cumulative Performance of $10,000 Investment Since Inception1,2

Management’s Discussion of Fund Performance

HIGH INCOME FUND (continued)

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	28.98%	4.31%	4.80%	5.16%	—	23.23%	2.70%	3.83%	4.68%
Class B Shares[4]	28.08	3.51	4.03	4.38	—	23.58	2.50	3.72	4.38
Class Y Shares[9]	29.35	—	—	—	5.53%	—	—	—	—
Merrill Lynch U.S. High Yield Master II Constrained Index	49.54	5.67	6.07	6.43	6.84	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

DIVERSIFIED INCOME FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS Diversified Income Fund returned 7.07% (Class A shares at net asset value), compared to the Merrill Lynch U.S. Corporate, Government & Mortgage Index return of 13.74%, the Russell 1000® Index return of 11.20%, and the Morningstar Moderate Allocation category average return of 15.73%. Overall underperformance was due primarily to stock selection within the financial sector as described below, and additionally, dividend yielding stocks lagged the Russell 1000® Index for the period.

During the period, U.S. stocks experienced a cascade of dividend reductions, unlike anything seen since the depression of the 1930s. For the equity portion of the Fund, we chose to protect the Fund’s income stream in a move that turned out to be more costly relative to index returns than we anticipated. We replaced many of our financial stocks that reduced their dividend payouts with higher yielding stocks. The financial stocks we sold subsequently rebounded sharply in price, and accounted for approximately 7 points of the 12.6 points by which the equity portion trailed the Russell 1000® Index returns.

What were the strongest contributors to Fund performance?

The Fund’s strongest stock contributors for the twelve month period included pharmaceutical company Wyeth which was recently acquired by Pfizer, consumer products manufacturer Procter & Gamble, Intel, United Parcel Service, and industrial products provider Tyco International. For the Fund’s bond segment, positive contributions to performance for the period included the Fund’s significant overweight position relative to the index in credit.

What were the largest constraints on performance?

Detracting from performance within the Fund’s equity segment included holdings in JPMorgan Chase, Bank of America, U.S. Bancorp, General Electric and PNC Financial, all of which were sold during the period except for U.S. Bancorp. In addition, relative to the Russell 1000® Index, we held a much smaller position in technology stocks, due to their low dividend yields. This accounted for nearly 3 points of the 12.6 point lag versus Russell 1000® Index returns. This type of lag will occur occasionally when technology stocks appreciate sharply, as they did during the fiscal year, rising over 31%. Our large lag in the financial sector is something that has not occurred before and we do not anticipate it will happen again, given that the flood of dividend reductions seem likely to only happen in extreme circumstances and infrequently, such as the 1930s and 2008-09. The bond segment of the Fund held a modest underweight position relative to the index in mortgage-backed securities which hurt performance, but not to nearly the extent that the overweight position in credit helped.

Management’s Discussion of Fund Performance

DIVERSIFIED INCOME FUND (continued)

How is the Fund positioned going forward?

We have been adding to what we believe are the most attractive, high-yielding stocks. These are predominantly “Blue Chip” companies which as a group lagged during the period ended October 30, 2009. We believe they generally have solid fundamentals, international exposure, and appear to us to be undervalued. Given the number of headwinds facing the U.S. consumer and economy, we anticipate that the markets will level off from their torrid advance since March and that volatility will remain elevated for some time. In turn, moving forward our focus will be on risk management and striving for more consistent returns through higher quality investments.

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	7.07%	(1.36)%	2.22%	2.21%	0.86%	(3.30)%	1.02%	1.60%
Class B Shares[4]	6.24	(2.12)	1.45	1.45	1.74	(3.07)	1.13	1.45
Russell 1000® Index	11.20	(6.84)	0.71	(0.46)	NA	NA	NA	NA
Merrill Lynch U.S. Corporate, Government & Mortgage Index	13.74	6.53	5.19	6.40	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

LARGE CAP VALUE FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS Large Cap Value Fund returned 2.08% (Class A shares at net asset value) compared with the Russell 1000® Value Index return of 4.78% and the Morningstar Large Value category average return of 9.52%. Nearly half of the Fund’s overall underperformance was due to allocation and stock selection within the consumer sectors. Additional relative underperformance within the health care and telecomm sectors detracted, as did the Fund’s cash holding which hurt the Fund in a rising market. Though several of the Fund’s individual stocks total returns were disappointing as discussed below, the Fund’s underperformance was a widespread cumulative effect of many securities, thus as a whole the Fund underperformed.

Management’s Discussion of Fund Performance

LARGE CAP VALUE FUND (continued)

What significant changes did you make to the portfolio since November 1, 2008?

The focus of the fund was narrowed to our favorite holdings which resulted in fewer stocks, dropping the portfolio holdings to approximately 60 stocks from 135 held as of October 31, 2008. During this process, we assessed our holdings and other candidates on their stock price upside and downside potential, as well as level of risk, and purchased those with the best overall potential.  We considered valuation, financial leverage, return on capital, and expected future stability of business operations.  Overall portfolio diversification was taken into account, though we did find better value in energy and health care, so our weighting rose in those sectors.

What were the strongest contributors to Fund performance?

The strongest contributors to performance relative to the index included our overweight positions relative to the index in mining company Freeport-McMoran Copper, biotechnology research tool developer Life Technologies, financial services company Prudential Financials, and investment management company Blackrock Inc., as the stocks outperformed. In addition, owning out-of-index Noble Corp contributed to performance.

What were the largest constraints on performance?

Detracting from performance was the Fund’s underweight position within the consumer discretionary sector, as the sector outperformed. Individual stock holdings which hurt performance included Citigroup which dropped nearly 70% for the period and was subsequently sold, and out-of-index oil and gas drilling equipment and service company Weatherford International. Also detracting was the Fund’s overweight position relative to the index in Bank of New York Mellon which had a depressed stock price over investors’ concerns about profitability in the current low interest rate environment. We continue to hold Weatherford International as we believe it is undervalued and should continue to gain market share, and Bank of New York Mellon as we believe the stock is undervalued and has a sustainable global competitive advantage. Also hurting performance was not owning Ford Motor Co. which shot up 219.6% for the period, and holding cash which averaged a bit under a modest 2% for the period, but was still detractive in a rising market.

Cumulative Performance of $10,000 Investment Since Inception1,2

Management’s Discussion of Fund Performance

LARGE CAP VALUE FUND (continued)

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	2.08%	(10.27)%	(1.23)%	(1.09)%	—	(3.82)%	(12.02)%	(2.39)%	(1.68)%
Class B Shares[4]	1.23	(10.94)	(1.97)	(1.84)	—	(3.25)	(11.96)	(2.35)	(1.84)
Class Y Shares[9]	2.24	—	—	—	(6.43)%	—	—	—	—
Russell 1000® Value Index	4.78	(9.79)	(0.05)	1.70	(6.30)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

LARGE CAP GROWTH FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

The MEMBERS Large Cap Growth Fund had strong absolute as well as relative results for the period. On an absolute basis, positive gains of 18.99% (Class A shares at net asset value) were achieved. The Fund beat the 17.51% return for the Russell 1000® Growth index by 148 basis points, and also beat the 15.35% return for the Morningstar Large Growth category average return by 364 basis points. The Fund had a very solid year of performance despite very unstable market conditions. Our philosophy and process kept us open-minded during the periods of high market volatility experienced this year. It helped us continue to refresh the Fund with attractive stocks as stock prices moved in response to recessionary forces and attempts to avert financial collapse. We tended to take positions in companies with strong balance sheets, that generate excess cash flow, and that have intrinsic factors leading to growth in earnings or cash flow, as higher quality companies tend to have more resources to weather a financial calamity. These stocks were ultimately recognized by the market during the period and are reflected in the Fund’s relative outperformance.

What significant changes did you make to the portfolio since November 1, 2008?

Over time, we have reduced the number of holdings in the Fund to approximately 65 from approximately 100, as we gained more conviction on our best ideas due to more clarity in the stability of economic conditions. The Fund continues to have a bias towards quality growth companies and remains well diversified.

What were the strongest contributors to Fund performance?

The largest contributors to performance included the Fund’s holdings within the healthcare sector, energy sector, and financials sector. Healthcare was an area of focus since incipient policy reform created heightened uncertainty about future operating conditions, causing other investors to step back from the sector and creating what we thought were attractive stock price entry points. On an individual basis, the Fund’s significant holding in Genentech within the healthcare sector materially added to performance. The Fund’s emphasis in the energy sector, due to our anticipation in a rise in oil prices as a result of decreased drilling productivity and potential supply disruption, aided results throughout the period. Within this sector, Petrohawk Energy Corp., a high growth natural gas producer, was a strong contributor to performance.

What were the largest constraints on performance?

Specific holdings in consumer related areas and materials detracted from Fund performance for the reporting period. Yum! Brands Inc, the quick-service restaurant company which operates Pizza Hut, Taco Bell, and KFC, disappointed for the period. However, we believe its strong growth in China will separate it from competitors.

Management’s Discussion of Fund Performance

LARGE CAP GROWTH FUND (continued)

How is the Fund positioned going forward?

We expect overall market volatility to increase as questions develop about the sustainability of the recovery. Also, we believe it is likely the market will narrow rather than broaden and stock selection will become increasingly important. The recovery will be questioned because the economic problems are structural rather than merely cyclical. While we do not think “it is different this time,” we do think it is foreign enough to all living participants to feel that way and believe this is especially true for policy makers. Since there is no playbook for answers, we believe there will be more false steps along the path to prosperity.

Notwithstanding, some companies will thrive in the “new normal” economy. Our bias is that investors will gravitate towards those companies which continue to demonstrate superiority. We envision bouts of broad speculative moves such as last quarter, to be followed by sharp sell offs in companies which do not meet expectations. Serially, investors will gravitate towards those that don’t disappoint. Our portfolio is positioned to take advantage of that expected market environment.

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	18.99%	(3.59)%	0.57%	(0.29)%	—	12.10%	(5.48)%	(0.62)%	(0.88)%
Class B Shares[4]	18.06	(4.31)	(0.18)	(1.02)	—	13.56	(5.44)	(0.58)	(1.02)
Class Y Shares[9]	19.26	—	—	—	(0.94)%	—	—	—	—
Russell 1000® Growth Index	17.51	(4.05)	1.27	(3.39)	(1.59)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MID CAP VALUE FUND
How did the Fund perform for the period November 1, 2008 - October 31, 2009?
For the trailing year ended October 31, 2009, the MEMBERS Mid Cap Value Fund gained 11.74% (Class A shares at net asset value) compared with the Russell MidCap® Value Index return of 14.52% and the Morningstar Mid-Cap Value category average return of 17.86%.

Management’s Discussion of Fund Performance

MID CAP VALUE FUND (continued)

What significant changes did you make to the portfolio since November 1, 2008?

Wellington Management’s small/mid cap value investment team was removed from managing approximately 20% of the Fund’s assets on July 1, 2009. Livia Asher of Madison Asset Management remains the lead portfolio manager of the Fund. Subsequently, the number of individual stock holdings was reduced and concentrated into a “best ideas” portfolio comprised of roughly 70 stocks, down from roughly 230. The Fund moved away from a more defensive posture and reduced its weight in the utilities sector and reduced the underweight position in financial stocks, and moved towards higher quality stocks with greater long-term appreciation potential. Post the market trough in March 2009, higher beta stocks outperformed. That trade appears to be waning in favor of superior company fundamentals and the portfolio has been tilted in that direction.

What were the strongest contributors to Fund performance?

Greatest contribution came from stock selection within the healthcare and materials sectors. Within healthcare, the Fund benefitted from owning biotechnology research tools developer Life Technologies Corp. and health care and related benefit provider CIGNA Corp. Within the materials sector, the overweight in the exploration, mining, and producer of mineral resources Freeport McMoRan Copper & Gold, Inc., that gained 150%, was a large contributor. More broadly, the greatest individual contribution came from owning out of benchmark investment manager BlackRock, Inc., as its price increased by approximately 70%. Also adding to performance relative to the index were stocks that were not owned. Here, avoiding airline stocks as they declined 50-60% on average, proved positive as did not owning several index banking names such as Huntington Bancshares Inc. and Synovus Financial Corp., which fell by 60-80% during the period.

For the small/mid cap portion of the Fund that was subadvised by Wellington Management Company through June 30, 2009, top relative contributors overall included O’Reilly Automotive, Inc. and Stage Stores, Inc. within the consumer discretionary sector. Delphi Financial Group, Inc., an insurance company specializing in life & disability and excess workers compensation was a key individual contributor in financials, while Herbalife, LTD. and Hormel Foods Corp. were strong performers in consumer staples.

What were the largest constraints on performance?

Stock selection within the consumer discretionary and industrials sectors had the largest negative impact on performance. Within industrials, our defensive position in business information and technology solution provider Dun & Bradstreet Corp. proved not to be as it missed earnings. In addition, not owning several index media stocks, such as Virgin Media Inc., Liberty Media Corp., and Discovery Communications Inc., that surged during the period also detracted from performance. Several index names were also subject to takeovers and not owning several of those, Sun Microsystems Inc. and Coca-Cola Enterprises, for example, proved negative. Finally, the Fund’s avoidance of poor quality stocks during the market’s snapback such as Ford Motor Corp., Hartford Financial Services Group Inc., and Genworth Financial, all of which gained well in excess of 100%, added to the underperformance.
For the small/mid-cap portion of the Fund that was subadvised by Wellington Management Company through June 30, 2009, detractors from relative performance included Webster Financial Corp., International Bancshares Corp., and MB Financial, Inc. in the financials sector. Shares of Arbitron, Inc. (consumer discretionary), the leading provider of media audience rating services for the radio industry, were also relatively weak.
For the period, the stock selection within the consumer discretionary and industrial sectors which had the greatest detraction on performance, along with the Fund’s avoidance of several index names that produced high returns, could not be overcome by the strong stock selection within health care and materials, and not owning several declining index names. This resulted in the Fund underperforming both the index and peer group.

Management’s Discussion of Fund Performance

MID CAP VALUE FUND (continued)

How is the Fund positioned going forward?

The Fund used the period of compressed valuations to upgrade the quality of the stocks held in the portfolio. Stocks have been added that appear to have competitive advantages relative to peers and as the economy gains its footing, we believe those stocks will outperform in the longer-term. The Fund’s recent underperformance has resulted from avoidance of the “junk” trade. That phase of the cycle appears to be ending, and we expect earnings and revenues to take center stage.

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	Since 2/28/01 Inception[10]	Since 6/30/06 Inception	1 Year	3 Years	5 Years	Since Inception[10]
Class A Shares[3]	11.74%	(8.87)%	0.34%	2.76%	—	5.28%	(10.66)%	(0.85)%	2.06%
Class B Shares[4]	11.01	(9.58)	(0.44)	1.96	—	6.51	(10.34)	(0.71)	1.96
Class Y Shares[9]	12.12	—	—	—	(5.57)%	—	—	—	—
Russell Midcap® Value Index	14.52	(8.39)	2.05	5.42	(5.44)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MID CAP GROWTH FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS Mid Cap Growth Fund returned 21.03% (Class A shares at net asset value), compared to the Russell Midcap® Growth Index return of 22.48% and the Morningstar Mid-Cap Growth category average return of 16.23%.

Stock selection in the consumer discretionary, information technology, and financial sectors contributed the most to relative performance versus the Russell Midcap® Growth Index. In addition, an overweight position in the energy and information technology sectors along with under weights to the utilities and telecommunication services sectors were also positive contributors to relative returns. However, these positive results were more than offset by weak stock selection in the health care, telecommunication services, and industrial sectors, which resulted in slight underperformance compared to the Russell Midcap®

Management’s Discussion of Fund Performance

MID CAP GROWTH FUND (continued)

Growth Index. Despite modestly underperforming the index, we were pleased to outperform the Morningstar Mid-Cap Growth peer category average return by almost 5%.

What significant changes did you make to the portfolio since November 1, 2008?

Rich Eisinger, head of Madison’s mid-cap equity team, became the portfolio manager of the Fund mid-year. Rich and his team replaced Wellington Management’s mid-cap growth investment team on July 1, 2009.
Subsequently, as the year progressed, we increased our exposure to the financial sector, particularly in insurance, and now maintain an overweight position. New insurance purchases in the year included Odyssey Re, specialty insurer Markel and property & casualty insurer RLI. Top active positions include Brookfield Asset Management and diversified holding company Leucadia. We expect to maintain an overweight position relative to the index in financials as we believe long-term prospects are excellent and valuations are attractive.

After maintaining an overweight position relative to the index in the technology sector for most of the year, we reduced our technology exposure and now have an underweight position. Our technology holdings generated very strong returns in the first eight months of the fund year. With valuations less attractive, we felt it prudent to reduce exposure and rotate into other sectors with better return prospects.

What were the strongest contributors to Fund performance?

Key individual contributors to relative performance in the consumer discretionary sector were apparel companies True Religion, Aeropostale and the Buckle. Global online travel company Priceline.com and specialty retailer of automotive aftermarket parts O’Reilly Automotive were also strong contributors. In information technology, networking solutions supplier Brocade Communication Systems, network storage equipment manufacturer NetApp, and Akamai Technologies, a provider of services for accelerating the delivery of content and application over the Internet, were strong relative performers.

What were the largest constraints on performance?

Detractors from relative performance in industrials included asset-light freight transportation management company Hub Group, and Terex, a global manufacturer of construction machinery. Huntington Bancshares (financials), Hercules Offshore (energy), and NII Holdings (telecommunication services) were also relatively weak.

How is the Fund positioned going forward?

As we enter the 2010 fund year, we remain cautiously optimistic about further market gains. Many leading economic indicators are signaling the end of the recession and problematic areas such as home prices appear to be stabilizing.

Although the mood is more upbeat, economic support has come mainly from inventory destocking and government stimulus. The sustainability of the economic recovery will be largely dependent on a resurgence in consumer demand beyond short term fixes such as “Cash for Clunkers.” High unemployment rates, stagnant personal income growth and a growing savings rate leave us questioning the strength of a consumer rebound. While we remain optimistic about the prospect for a sustained economic recovery, we believe it may unfold at a slower pace than many currently expect.

Management’s Discussion of Fund Performance

MID CAP GROWTH FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	Since 2/29/00 Inception[11]	Since 6/30/06 Inception	1 Year	3 Years	5 Years	Since Inception[11]
Class A Shares[3]	21.03%	(7.36)%	0.64%	(6.94)%	—	14.06%	(9.16)%	(0.53)%	(7.51)%
Class B Shares[4]	20.10	(8.09)	(0.15)	(7.64)	—	15.60	(9.17)	(0.55)	(7.64)
Class Y Shares[9]	21.65	—	—	—	(4.34)%	—	—	—	—
Russell Midcap® Growth Index	22.48	(5.61)	2.22	(3.19)	(3.67)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

SMALL CAP VALUE FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS Small Cap Value Fund returned 13.30% (Class A shares at net asset value), outperforming the Russell 2000® Value Index, which returned 1.96%, and the Morningstar Small Value category average return of 11.22%.

Equity markets posted strong positive returns for the one year ended October 31, 2009 following a weak start. Mid cap stocks (18.2%) outperformed small (6.5%) and large cap stocks (9.8%), as measured by the S&P MidCap 400, Russell 2000® and S&P 500 Indices, respectively. Growth stocks (11.3%) outpaced Value stocks (1.9%), as measured by the Russell 2000® Growth and Russell 2000® Value Indices. Within the Russell 2000® Value index, sector returns were mixed. Materials, information technology, and consumer discretionary posted double-digit gains and were the strongest positive performers. Financials, energy, and utilities trailed and were the only three sectors to post negative returns.

Overall outperformance was a result of stock selection which drove favorable relative returns in the financials, industrials, and consumer staples sectors and more than offset less favorable results in materials, consumer discretionary, and information technology. In addition, sector allocation, a residual of our bottom-up stock selection, was additive due to the Fund’s underweight to financials and overweight to consumer discretionary, while an underweight to the strong-performing information technology sector detracted from relative returns.

Management’s Discussion of Fund Performance

SMALL CAP VALUE FUND (continued)

What significant changes did you make to the portfolio since November 1, 2008?

The small cap value investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, the Fund’s overweight to the consumer staples sector increased and the underweight to financials and information technology narrowed, while overweight positions to the consumer discretionary and industrials sectors decreased.

What were the strongest contributors to Fund performance?

Key individual contributors to relative performance were Carlisle (industrials), Stage Stores (consumer discretionary), and Delphi Financial Group (financials). Diversified global manufacturer Carlisle posted better-than-expected second quarter results. Specialty department store operator Stage Stores announced a narrower-than-expected first quarter loss as the company succeeded at managing inventories and costs in a difficult retail environment. Life & Disability and workers compensation insurance provider Delphi benefited as its investment portfolio stabilized in a more favorable environment. As of the end of the period, we continued to hold all three securities.

What were the largest constraints on performance?

Detractors from relative performance during the period included Penn Virginia (energy), Modine Manufacturing (consumer discretionary), and Webster Financial (financials). Early in the year, oil and gas exploration and production company Penn Virginia announced disappointing drilling results and lowered its production growth target. Modine Manufacturing, which makes heating and cooling systems for vehicles and industrial applications, suffered from investor concerns over the impact of declining levels of auto sales on a company with a balance sheet levered to more robust auto production. Connecticut-based banking and investment services company Webster Financial was negatively impacted by significant writedowns on its investment portfolio and larger-than expected losses on loans. We continued to hold Penn Virginia and Webster Financial, but eliminated Modine Manufacturing.

How is the Fund positioned going forward?

Based on our two- to three-year time horizon, we continue to find attractively valued investment opportunities in a volatile environment.
Cumulative Performance of $10,000 Investment Since Inception1,2

Management’s Discussion of Fund Performance

SMALL CAP VALUE FUND (continued)

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge			% Return After Sales Charge[6]
	1 Year	Since 12/27/06 Inception[12]	Since 1/9/07 Inception	1 Year	Since 12/27/06 Inception[12]
Class A Shares [3]	13.30%	(5.75)%	—	6.85%	(7.69)%
Class B Shares[4]	12.98	(6.23)	—	8.48	(7.38)
Class Y Shares[9]	13.53	—	(4.96)%	—	—
Russell 2000¨ Value Index	1.96	(11.93)	(11.56)	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

SMALL CAP GROWTH FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009 the MEMBERS Small Cap Growth Fund returned -3.36% (Class A shares at net asset value) which lagged the Russell 2000® Growth Index return of 11.34% and the Morningstar Small Growth category average return of 13.17%. The period included a recession and some of the most volatile markets witnessed in the last 20 years. These markets caused tremendous disruptions to quantitative processes and risk models alike. The first quarter of 2009 contained the inflection point of March 9, and the Fund did not keep pace following this rapid shift in market drivers. The portfolio was further disadvantaged during the second quarter of 2009 by a rally in poorer quality securities. Although market returns for the second quarter were impressive, the underlying fundamentals were not; consequently, the rally was labeled as a ‘dash to trash’ in which the Fund did not participate. Also detracting from performance in the early third quarter of 2009 was the relatively larger weighted average market cap versus the index in the quarter. As a result, the Fund significantly underperformed over the past year.

The majority of the Fund’s performance shortfall was due to stock selection in each sector, although sector allocation was a detractor as well, most notably in information technology, consumer discretionary, and healthcare. Information technology was a strong performing sector for the index, returning close to 30% for the period. The Fund was underweight this sector which detracted from performance, but the larger shortfall came from stock selection in this sector. Consumer discretionary index names which were not held in the Fund cost the Fund relative performance, as did the Fund’s underweight position in this sector which returned 32% for the period. Additionally, within the healthcare sector, the Fund saw similar results of performance shortfall due to benchmark names which performed well, but were not held in the Fund.

What significant changes did you make to the portfolio since November 1, 2008?

There were no significant changes to the portfolio investment process during the twelve month period. The portfolio was recently rebalanced which left the largest active sector weights unchanged; healthcare at an approximate 8% underweight relative to the index and industrials at a rough 6% overweight.

What were the strongest contributors to Fund performance?

The strongest contributing sectors to overall Fund performance for the past twelve months were materials, utilities, telecommunication services, consumer staples and finance. The top five contributors from a security standpoint were clinical software developer and marketer Allscripts-Misys Healthcare Solutions Inc., men’s attire retailer Men’s Wearhouse Inc., predictive analytics software provider SPSS Inc which was acquired by IBM in October 2009, business consulting and staffing service provider MPS Group Inc., and digital entertainment technology provider Rovi Corporation.

Management’s Discussion of Fund Performance

SMALL CAP GROWTH FUND (continued)

What were the largest constraints on performance?

The largest detractors from performance from a security standpoint were semiconductor designer and manufacturer Microsemi Corporation and MKS Instruments within the information technology sector, oil and natural gas producer Penn Virginia, rail industry technology and service provider Wabtec Corporation, air transportation service provider UAL Corp, and behavioral health service provider Psychiatric Solutions Inc. Within the consumer discretionary sector, not holding strong performers Cheesecake Factory, J Crew, and Bally Technologies were a few names that were costly. Similarly within the healthcare sector, the omission of Human Genome, Dendreon, Corp, and Medarex Inc were costly to Fund performance as these stocks also performed well during the period.

Additional Comments

The Funds’ board of trustees approved the removal of Paradigm Asset Management as the Fund’s subadviser, along with the merger of the Small Cap Growth Fund with and into the Small Cap Value Fund which was completed November 30, 2009. Wellington Management will continue as the subadviser to the merged fund, which is now named the MEMBERS Small
Cap Fund.

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge			% Return After Sales Charge[6]
	1 Year	Since 12/27/06 Inception[12]	Since 1/9/07 Inception	1 Year	Since 12/27/06 Inception[12]
Class A Shares [3]	(3.36)%	(15.88)%	—	(8.90)%	(17.61)%
Class B Shares[4]	(4.06)	(16.52)	—	(8.38)	(17.55)
Class Y Shares[9]	(3.34)	—	(15.44)%	—	—
Russell 2000¨ Growth Index	11.34	(7.91)	(7.66)	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Management’s Discussion of Fund Performance

INTERNATIONAL STOCK FUND

How did the Fund perform for the period November 1, 2008 – October 31, 2009?

For the trailing year ended October 31, 2009, the MEMBERS International Stock Fund returned 22.82% (Class A shares at net asset value), compared to the MSCI EAFE Index which returned 28.41% and the Morningstar Foreign Large Blend category average return of 25.04%.

Over the period, international equity markets experienced two very different periods. The first part of the period was characterized by a continuation of the prior market declines, followed by a sharp rally from early March through mid-October. In the first segment, the credit crisis and world recession were front and center and traditionally defensive sectors, such as health care, utilities, telecom services and consumer staples, outperformed on a relative basis. The second segment witnessed strong sector rotation into financials and cyclical sectors, such as industrials, materials, and information technology, as investors anticipated better times in both credit markets and the economy. However, while global stocks have risen significantly, they remain well below the peak reached in October of 2007. International small-cap stocks also experienced a down period followed by a sharply positive period over the year. Small-caps performed strongly in 2009, posting only two negative monthly performances thus far this year. Shares in the developing world began 2009 with a period of considerable weakness caused by pessimistic sentiment over the outlook for global financial institutions, but ended the quarter with a significant rebound due to value hunting by investors, who were following some signs of improvement in the credit markets. From the start of the second quarter of 2009 through the end of the third quarter, emerging markets equities experienced an extraordinary recovery. With the exception of brief periods of respite in June and August, emerging markets stocks rose very strongly throughout the six-month period, as credit and global equity markets as well as investor sentiment demonstrated significant signs of improvement. The developing world took a break in October, ending the period with a flat monthly performance. For the year in total, The MSCI Emerging Markets Index increased by over 64%, as shares in Asia and Latin America performed better than those in Europe. Every sector and most countries in the Index rose during the year. Commodity prices remained generally buoyant, with crude oil reaching more than $80 per barrel and gold moving above $1,000 per ounce by the end of the period.

What significant changes did you make to the portfolio since November 1, 2008?

Over the last year, the Fund transitioned to a less defensive position than in the recent past, as long-term opportunities appeared during this tumultuous period. The Fund’s exposure to financials has changed dramatically, moving from an underweight at the end of February 2009 to an overweight by the end of October 2009. During the period, we added to our positions in several insurance and investment banking companies—QBE Insurance Group, Tokio Marine, Credit Suisse Group, and Nomura—that were trading at very low valuations given their sustainable return on equity. There were also unique opportunities in the banks segment, where Barclays, for example, was trading over 60% lower than its February 2007 highs.

Furthermore, the Fund was able to capitalize on the recent period by investing in companies that were trading at close to all-time historical valuation lows, including Hong Kong-based retailer Esprit, pharmaceuticals company Novo Nordisk, and automation-focused Fanuc.

Additionally, the Fund increased exposure to emerging markets. Notable additions within the asset class included Brazilian credit card payment processing company VisaNet, Banco do Brasil, Industrial & Commercial Bank of China (ICBC), Russian energy company Lukoil, and Mexican media company Grupo Televisa.

What were the strongest contributors to Fund performance?

Stock selection in the financials sector contributed to returns over the period. Positions in Prudential, Allianz, QBE Insurance Group, Nomura, Credit Suisse Group, ICBC, and BNP Paribas all added to performance. An underweight position relative to the

Management’s Discussion of Fund Performance

INTERNATIONAL STOCK FUND (continued)

index and stock selection in the consumer discretionary sector also added to returns, as positions in automaker Daimler and in media companies WPP and Informa performed strongly. A position in Banco do Brasil, a Brazilian bank, performed well as loan growth recovered, asset quality deterioration seemed to approach a bottom, and the local currency strengthened. Bank Mandiri, Indonesia’s leading financial company, performed well on the expectation that slowing inflation will lead to rate cuts. Shares of Telekomunikasi Indonesia, an Indonesian telecommunication services company, were up on the back of improving domestic usage, which also helped returns over the period.

What were the largest constraints on performance?

During the 12-month period, the Fund underperformed a very strong MSCI EAFE Index. High exposure and stock selection in consumer staples detracted from relative returns. Japan Tobacco, Imperial Tobacco Group, Diageo, and Heineken suffered from sector rotation. High exposure and stock selection in the health care sector also detracted from returns over the year, as did an underweight position relative to the index in the materials sector. Stock selection in the industrials sector also hurt performance, notably in capital goods company BAE Systems, which fell due to uncertain prospects in governmental defense spending. Exposure to small-cap stocks also detracted from the fund’s returns over the period. Shares of Satyam Computer Services, an Indian software company, were weak due to investor concerns over an alleged fraud. Prime Minister Putin’s attack on Mechel, a coking coal company, caused the shares to fall sharply due to the resultant forced selling by local speculative investors. Evraz Group, a Russian steel company, saw its stock suffer from sharply lower steel prices before we sold the position in April.

Our disadvantage to the benchmarks can be attributed to the Fund’s sector allocations, as well as poor stock selection within consumer staples as several stocks suffered from sector rotation, which could not be overcome by strong stock selection within the financial and consumer discretionary sectors.

How is the Fund positioned going forward?

While the global economy’s rate of decline is slowing, and some leading indicators have begun to rebound, the world continues to face numerous credit and growth challenges, including high unemployment, rising taxes, and bad debts; a slowdown in consumer spending and capital expenditures; continued deleveraging; and the imbalances caused by increasing public debt. We feel the stocks currently held within the Fund are, on average, competitively strong, with good management teams and robust balance sheets. This strength is complemented by attractive valuations and strong, sustainable financial productivity. We believe this leaves the Fund well positioned for the period ahead. We still remain reasonably optimistic about emerging markets in the medium and long term, but are concerned, and therefore neutral, in the short term. Valuations have increased considerably due to a dramatic change in investor attitudes—from deeply bearish six to nine months ago, when we were bullish about the outlook, to widely enthusiastic now. We would therefore advise investors not to be aggressive in emerging markets at this time.

Management’s Discussion of Fund Performance

INTERNATIONAL STOCK FUND (continued)

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2009[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	22.82%	(3.93)%	6.03%	3.26%	—	15.71%	(5.82)%	4.79%	2.65%
Class B Shares[4]	21.91	(4.68)	5.23	2.49	—	17.41	(5.50)	4.93	2.49
Class Y Shares[9]	23.25	—	—	—	(1.18)%	—	—	—	—
MSCI EAFE Index	28.41	(4.74)	5.59	2.46	(0.99)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Notes to Management’s Discussion of Fund Performance

NA     Not Applicable. Index returns do not reflect sales charges, fees or expenses.

1     This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

2     Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

3     Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth and International Stock Funds. The maximum sales charge is 4.50% for the Bond and High Income Fund class A shares.

4     Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.

5     Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.

6     Assumes maximum applicable sales charge.

7     The Conservative, Moderate and Aggressive Allocation Funds’ class A and B Shares commenced investment operations on June 30, 2006.

8     The Conservative, Moderate and Aggressive Allocation Funds’ class C Shares commenced investment operations on February 29, 2008.

9     Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus. The Bond, High Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth and International Stock Funds’ class Y shares commenced investment operations on June 30, 2006. The Small Cap Value and Small Cap Growth Funds’ class Y shares commenced investment operations on January 9, 2007.

10     The Mid Cap Value Fund class A and B shares commenced investment operations on February 28, 2001.

11     The Mid Cap Growth Fund class A and B shares commenced investment operations on February 29, 2000.

12     The Small Cap Value and Small Cap Growth Funds’ Class Y shares commenced investment operations on January 9, 2007.

13     In February 2009, the Target Allocation Funds changed their customized benchmarks from the Old Allocation Custom Fund Indices to the New Allocation Custom Fund Indices. Additionally, the Moderate and Aggressive Allocation Funds changed their broad-based securities market index to the S&P 500 Index, replacing the Russell 1000® and Russell 3000® Indices, respectively. In February 2010, the former indices will no longer be shown.

Source of Morningstar category peer group returns: Morningstar Direct; The Morningstar Average Peer Returns represents the average annual composite performance of all mutual funds listed in each fund category by Morningstar.
© 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Notes to Management’s Discussion of Fund Performance

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The New Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000® Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Old Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 30% Russell 1000® Index, and 15% 90-Day U.S. Treasury Bills. See market indexes descriptions below.

The New Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000® Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Old Moderate Allocation Fund Custom Index consists of 50% Russell 3000® Index, 30% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 10% MSCI EAFE Index and 10% 90-Day U.S. Treasury Bills. See market indexes descriptions below.

The New Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000® Index and 30% MSCI EAFE Index. See market indexes descriptions below.

The Old Aggressive Allocation Fund Custom Index consists of 55% Russell 1000® Index, 22% MSCI EAFE Index and 15% Russell 2000® Index and 8% MSCI Emerging Markets Index. See market indexes descriptions below.

Market Indexes

The Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.

The Russell 1000¨ Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).

The Russell 1000¨ Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000¨ Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000¨ Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below.)

Notes to Management’s Discussion of Fund Performance

The Russell 2000¨ Growth Index is a small-cap market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000¨ Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000¨ Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap¨ Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap¨ Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Conservative Allocation Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of October 31, 2009

Portfolio Holdings as a Percentage of Total Market Value
as of October 31, 2009

MEMBERS Bond Fund Class Y	26%
Dodge & Cox Income Fund	20%
MEMBERS High Income Fund Class Y	13%
MEMBERS Large Cap Growth Fund Class Y	9%
MEMBERS International Stock Fund Class Y	9%
MEMBERS Large Cap Value Fund Class Y	7%
Fairholme Fund	6%
Oppenheimer International Bond Fund	5%
Nakoma Absolute Return Fund Class Y	4%
SSgA Prime Money Market Fund	1%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 99.38%
	Alternative Asset Class Funds - 3.64%
66,045	Nakoma Absolute Return Fund *	$1,345,330
	Bond Funds - 63.58%
571,490	Dodge & Cox Income Fund	7,417,941
934,413	MEMBERS Bond Fund, Class Y (R)	9,446,915
709,172	MEMBERS High Income Fund, Class Y (R)	4,715,994
289,587	Oppenheimer International Bond Fund, Class Y	1,893,897
		23,474,747
	Foreign Stock Funds - 8.72%
323,539	MEMBERS International Stock Fund, Class Y (R)	3,219,216
	Money Market Funds - 0.33%
122,890	SSgA Prime Money Market Fund	122,890

Shares		Value (Note 2)
	Stock Funds - 23.11%
82,090	Fairholme Fund	$2,262,408
264,567	MEMBERS Large Cap Growth Fund, Class Y (R)	3,500,225
261,669	MEMBERS Large Cap Value Fund, Class Y (R)	2,768,459
		8,531,092
	Total Investment Companies - 99.38% ( Cost $36,936,025** )	36,693,275
NET OTHER ASSETS AND LIABILITIES - 0.62%		230,717
TOTAL NET ASSETS - 100.00%		$36,923,992

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $38,251,190.
(R)	Affiliated Company (see Note 10).

See accompanying Notes to Financial Statements.

Moderate Allocation Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of October 31, 2009

Portfolio Holdings as a Percentage of Total Market Value
as of October 31, 2009

MEMBERS International Stock Fund Class Y	16%
MEMBERS Bond Fund Class Y	15%
MEMBERS Large Cap Growth Fund Class Y	13%
Dodge & Cox Income Fund	13%
MEMBERS High Income Fund Class Y	9%
MEMBERS Large Cap Value Fund Class Y	9%
Fairholme Fund	6%
Gateway Fund Class Y	4%
Oppenheimer International Bond Fund	3%
MEMBERS Mid Cap Growth Fund Class Y	3%
MEMBERS Small Cap Value Fund Class Y	3%
Nakoma Absolute Return Fund	2%
MEMBERS Small Cap Growth Fund Class Y	2%
Principal International Emerging Markets Fund	2%
PIMCO Commodity RealReturn Strategy Fund	0%†
SSgA Prime Money Market Fund	0%†

† Rounds to 0%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 100.05%
	Alternative Asset Class Funds - 2.30%
90,045	Nakoma Absolute Return Fund *	$1,834,225
23,640	PIMCO Commodity RealReturn Strategy Fund, Institutional Class	190,772
		2,024,997
	Bond Funds - 39.95%
855,610	Dodge & Cox Income Fund	11,105,814
1,304,545	MEMBERS Bond Fund, Class Y (R)	13,188,947
1,236,623	MEMBERS High Income Fund, Class Y (R)	8,223,542
399,651	Oppenheimer International Bond Fund, Class Y	2,613,719
		35,132,022
	Foreign Stock Funds - 17.40%
1,399,914	MEMBERS International Stock Fund, Class Y (R)	13,929,147
66,343	Principal International Emerging Markets Fund, Institutional Class	1,370,639
		15,299,786
	Money Market Funds - 0.21%
184,492	SSgA Prime Money Market Fund	184,492

Shares		Value (Note 2)
	Stock Funds - 40.19%
193,731	Fairholme Fund	$5,339,216
160,659	Gateway Fund, Class Y	3,939,352
855,788	MEMBERS Large Cap Growth Fund, Class Y (R)	11,322,077
746,352	MEMBERS Large Cap Value Fund, Class Y (R)	7,896,399
500,218	MEMBERS Mid Cap Growth Fund, Class Y (R) *	2,501,088
307,346	MEMBERS Small Cap Growth Fund, Class Y (R) *	1,865,592
302,264	MEMBERS Small Cap Value Fund, Class Y (R)	2,484,607
		35,348,331
	Total Investment Companies - 100.05% ( Cost $94,292,130** )	87,989,628
NET OTHER ASSETS AND LIABILITIES - (0.05)%		(43,251)
TOTAL NET ASSETS - 100.00%		$87,946,377

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $97,372,131.
(R)	Affiliated Company (see Note 10).

See accompanying Notes to Financial Statements.

Aggressive Allocation Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of October 31, 2009

Portfolio Holdings as a Percentage of Total Market Value
as of October 31, 2009

MEMBERS International Stock Fund Class Y	19%
MEMBERS Large Cap Growth Fund Class Y	16%
MEMBERS Large Cap Value Fund Class Y	11%
Victory Special Value Fund	8%
Laudus International MarketMasters Fund, Select Shares	7%
MEMBERS High Income Fund Class Y	6%
MEMBERS Mid Cap Growth Fund Class Y	6%
Gateway Fund Class Y	6%
Fairholme Fund	5%
MEMBERS Small Cap Value Fund Class Y	5%
MEMBERS Small Cap Growth Fund Class Y	4%
MEMBERS Bond Fund Class Y	3%
Principal International Emerging Markets Fund	3%
SSgA Prime Money Market Fund	1%
PIMCO Commodity RealReturn Strategy Fund	0%†

† Rounds to 0%

Shares		Value (Note 2)
INVESTMENT COMPANIES - 100.00%
	Alternative Asset Class Funds - 0.18%
6,577	PIMCO Commodity RealReturn Strategy Fund, Institutional Class	$ 53,073
	Bond Funds - 9.39%
95,067	MEMBERS Bond Fund, Class Y (R)	961,130
276,834	MEMBERS High Income Fund, Class Y (R)	1,840,948
		2,802,078
	Foreign Stock Funds - 28.86%
134,862	Laudus International MarketMasters Fund	2,029,667
573,860	MEMBERS International Stock Fund, Class Y (R)	5,709,904
42,211	Principal International Emerging Markets Fund, Institutional Class	872,075
		8,611,646
	Money Market Funds - 0.38%
115,239	SSgA Prime Money Market Fund	115,239

Shares		Value (Note 2)
	Stock Funds - 61.19%
57,340	Fairholme Fund	$1,580,290
72,451	Gateway Fund, Class Y	1,776,492
361,678	MEMBERS Large Cap Growth Fund, Class Y (R)	4,785,002
321,461	MEMBERS Large Cap Value Fund, Class Y (R)	3,401,060
357,423	MEMBERS Mid Cap Growth Fund, Class Y (R)*	1,787,116
188,982	MEMBERS Small Cap Growth Fund, Class Y (R)*	1,147,123
169,339	MEMBERS Small Cap Value Fund, Class Y (R)	1,391,968
194,920	Victory Special Value Fund, Class I	2,391,663
		18,260,714
	Total Investment Companies - 100.00% ( Cost $33,271,329 )	29,842,750
NET OTHER ASSETS AND LIABILITIES - 0.00%		68
TOTAL NET ASSETS - 100.00%		$29,842,818

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $34,746,213.
(R)	Affiliated Company (see Note 10).

See accompanying Notes to Financial Statements.

Cash Reserves Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of October 31, 2009

Par Value		Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 96.16%
	Fannie Mae - 26.53%
650,000	0.760%, due 11/02/09 (A)	649,986
750,000	0.134%, due 12/09/09 (A)	749,894
615,000	4.625%, due 12/15/09	618,125
700,000	0.100%, due 12/17/09 (A)	699,911
750,000	0.110%, due 12/23/09 (A)	749,881
750,000	0.120%, due 12/30/09 (A)	749,852
275,000	3.100%, due 02/04/10	277,084
		4,494,733
	Federal Home Loan Bank - 24.53%
$ 580,000	0.170%, due 11/04/09 (A)	$ 579,992
625,000	0.313%, due 11/06/09 (A)	624,990
500,000	0.155%, due 11/25/09 (A)	499,948
750,000	0.100%, due 11/27/09 (A)	749,946
450,000	0.120%, due 12/04/09 (A)	449,951
750,000	0.110%, due 01/22/10 (A)	749,812
500,000	0.870%, due 01/26/10	500,755
		4,155,394
	Freddie Mac - 31.52% (A)
250,000	0.160%, due 11/02/09	249,999
660,000	0.100%, due 11/04/09	659,995
500,000	0.145%, due 11/09/09	499,984
381,000	0.100%, due 11/16/09	380,984
650,000	0.120%, due 11/23/09	649,952
650,000	0.090%, due 12/21/09	649,919
500,000	0.100%, due 01/04/10	499,911
781,000	0.120%, due 01/06/10	780,828
269,000	0.130%, due 01/20/10	268,922
700,000	0.165%, due 03/30/10	699,522
		5,340,016
Par Value		Value (Note 2)
	U.S. Cash Management Bills - 4.42% (A)
$ 750,000	0.420%, due 04/01/10	$ 748,680
	U.S. Treasury Bills - 4.72% (A)
800,000	0.297%, due 11/19/09	799,881
	U.S. Treasury Notes - 4.44%
750,000	3.125%, due 11/30/09	751,767
	Total U.S. Government and Agency Obligations ( Cost $16,290,471 )	16,290,471
Shares
INVESTMENT COMPANY - 3.73%
631,774	SSgA U.S. Treasury Money Market Fund	631,774
	Total Investment Company ( Cost $631,774 )	631,774
TOTAL INVESTMENTS - 99.89% ( Cost $16,922,245** )		16,922,245
NET OTHER ASSETS AND LIABILITIES - 0.11%		18,009
TOTAL NET ASSETS - 100.00%		$16,940,254

**	Aggregate cost for Federal tax purposes was $16,922,245.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Bond Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of October 31, 2009

Par Value		Value (Note 2)
ASSET BACKED - 1.07%
$ 64,040	ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (M), 8.550%, due 09/21/30	$ 59,727
670,000	Chase Issuance Trust, Series 2007-A17, Class A, 5.120%, due 10/15/14	726,658
1,500,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (G), 5.500%, due 11/25/33	1,357,948
	Total Asset Backed ( Cost $2,228,862 )	2,144,333
CORPORATE NOTES AND BONDS - 18.15%
	Consumer Discretionary - 1.87%
750,000	American Association of Retired Persons (C), 7.500%, due 05/01/31	814,664
215,000	DR Horton, Inc., 5.250%, due 02/15/15	198,606
575,000	Erac USA Finance Co. (C), 6.700%, due 06/01/34	517,065
1,000,000	McDonald’s Corp.. 5.000%, due 02/01/19	1,057,547
1,000,000	Time Warner Cable, Inc.. 8.250%, due 02/14/14	1,172,829
		3,760,711
	Consumer Staples - 2.05%
1,000,000	Campbell Soup Co.. 4.500%, due 02/15/19	1,019,719
215,000	PepsiCo, Inc./NC. 4.650%, due 02/15/13	230,943
1,000,000	PepsiCo, Inc./NC, 7.900%, due 11/01/18	1,256,747
1,000,000	Walgreen Co., 5.250%, due 01/15/19	1,076,197
525,000	WM Wrigley Jr. Co., 4.300%, due 07/15/10	530,250
		4,113,856
	Energy - 0.82%
240,000	Hess Corp.. 7.875%, due 10/01/29	282,830
850,000	Transocean, Inc.. 6.000%, due 03/15/18	921,235
450,000	Valero Energy Corp.. 7.500%, due 04/15/32	445,637
		1,649,702
	Financials - 3.94%
500,000	American General Finance Corp., Series H, 4.625%, due 09/01/10	465,488
215,000	Bank of America Corp., 5.750%, due 12/01/17	218,614
Par Value		Value (Note 2)
$ 420,000	Bear Stearns Cos. LLC/The, 7.250%, due 02/01/18	$ 480,402
1,250,000	Caterpillar Financial Services Corp.., 7.050%, due 10/01/18	1,447,687
290,000	General Electric Global Insurance Holding Corp., 7.000%, due 02/15/26	277,870
330,000	General Electric Global Insurance Holding Corp., 7.750%, due 06/15/30	336,847
750,000	Goldman Sachs Group, Inc./The, 5.700%, due 09/01/12	813,866
490,000	HCP, Inc., 6.700%, due 01/30/18	486,877
520,000	Lehman Brothers Holdings, Inc. (E), 5.750%, due 01/03/17	52
530,000	Merrill Lynch & Co., Inc., 6.150%, due 04/25/13	568,136
270,000	Simon Property Group L.P., 5.875%, due 03/01/17	275,135
440,000	SLM Corp., 5.125%, due 08/27/12	391,778
800,000	Textron Financial Corp., 6.000%, due 11/20/09	800,018
250,000	UBS AG/Stamford Branch, 5.750%, due 04/25/18	254,960
500,000	US Bank NA/Cincinnati, OH, 6.300%, due 02/04/14	561,135
485,000	Wells Fargo & Co., 5.250%, due 10/23/12	520,514
		7,899,379
	Health Care - 0.84%
500,000	Eli Lilly & Co., 6.570%, due 01/01/16	553,680
325,000	Genentech, Inc., 5.250%, due 07/15/35	320,910
500,000	Merck & Co., Inc./NJ, 5.750%, due 11/15/36	535,875
230,000	Wyeth, 6.500%, due 02/01/34	266,012
		1,676,477
	Industrials - 1.98%
240,000	Boeing Co./The, 8.625%, due 11/15/31	319,687
285,000	Burlington Northern Santa Fe Corp., 8.125%, due 04/15/20	339,577
800,000	General Electric Co., 5.000%, due 02/01/13	851,891

See accompanying Notes to Financial Statements.

Bond Fund Portfolio of Investments

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Industrials (continued)
$1,000,000	Honeywell International, Inc., 3.875%, due 02/15/14	$1,043,460
270,000	Lockheed Martin Corp., 7.650%, due 05/01/16	326,868
359,000	Norfolk Southern Corp., 5.590%, due 05/17/25	361,757
390,000	Norfolk Southern Corp., 7.050%, due 05/01/37	475,431
235,000	Waste Management, Inc., 7.125%, due 12/15/17	260,679
		3,979,350
	Information Technology - 1.13%
400,000	Cisco Systems, Inc., 5.500%, due 02/22/16	439,629
1,000,000	Hewlett-Packard Co., 6.125%, due 03/01/14	1,124,957
660,000	Xerox Corp., 6.875%, due 08/15/11	703,376
		2,267,962
	Materials - 0.45%
105,000	EI Du Pont de Nemours & Co., 5.000%, due 01/15/13	113,499
325,000	Westvaco Corp., 8.200%, due 01/15/30	325,439
500,000	Weyerhaeuser Co., 7.375%, due 03/15/32	458,734
		897,672
	Telecommunication Services - 3.47%
1,500,000	AT&T, Inc., 4.850%, due 02/15/14	1,601,984
1,500,000	Cellco PartnershipVerizon Wireless Capital LLC (C), 8.500%, due 11/15/18	1,868,824
525,000	Comcast Cable Communications Holdings, Inc., 9.455%, due 11/15/22	670,076
775,000	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	839,541
455,000	Rogers Communications, Inc. (D), 6.250%, due 06/15/13	496,480
265,000	Sprint Nextel Corp., 6.000%, due 12/01/16	227,900
1,000,000	Verizon Communications, Inc., 8.750%, due 11/01/18	1,248,961
		6,953,766
	Utilities - 1.60%
500,000	Energy East Corp., 8.050%, due 11/15/10	530,958
535,000	Interstate Power & Light Co., 6.250%, due 07/15/39	590,314
250,000	Progress Energy, Inc., 7.750%, due 03/01/31	309,684
650,000	Sierra Pacific Power Co., Series M, 6.000%, due 05/15/16	697,337
215,000	Virginia Electric and Power Co., 5.100%, due 11/30/12	233,354
750,000	Wisconsin Electric Power Co.
	6.500%, due 06/01/28	837,856
		3,199,503
	Total Corporate Notes and Bonds ( Cost $34,553,005 )	36,398,378
Par Value		Value (Note 2)
MORTGAGE BACKED - 19.92%
	Fannie Mae - 17.73%
$ 554,812	4.000%, due 04/01/15 Pool # 255719	$ 570,340
409,770	5.500%, due 04/01/16 Pool # 745444	431,322
29,736	6.000%, due 05/01/16 Pool # 582558	32,124
352,924	5.500%, due 02/01/18 Pool # 673194	380,052
549,460	5.000%, due 05/01/20 Pool # 813965	583,795
659,350	4.500%, due 09/01/20 Pool # 835465	693,043
55,497	6.000%, due 05/01/21 Pool # 253847	60,021
2,498,230	4.500%, due 04/01/23 Pool # 974401	2,600,905
1,697,406	4.500%, due 06/01/23 Pool # 984075	1,767,168
27,986	7.000%, due 12/01/29 Pool # 762813	31,005
52,237	7.000%, due 11/01/31 Pool # 607515	57,823
250,300	6.500%, due 03/01/32 Pool # 631377	271,227
2,229	7.000%, due 04/01/32 Pool # 641518	2,458
30,922	7.000%, due 05/01/32 Pool # 644591	34,229
634,469	6.500%, due 06/01/32 Pool # 545691	687,517
247,274	6.000%, due 12/01/32 Pool # 676552	265,756
1,300,959	5.500%, due 04/01/33 Pool # 690206	1,376,395
712,860	5.000%, due 10/01/33 Pool # 254903	741,916
1,001,645	5.500%, due 11/01/33 Pool # 555880	1,059,726
107,724	5.000%, due 05/01/34 Pool # 775604	112,031
293,498	5.000%, due 05/01/34 Pool # 780890	305,232
167,714	5.000%, due 06/01/34 Pool # 255230	174,419
1,350,354	5.500%, due 06/01/34 Pool # 780384	1,427,388
17,412	7.000%, due 07/01/34 Pool # 792636	19,118
235,061	5.500%, due 08/01/34 Pool # 793647	248,471
1,312,664	5.500%, due 03/01/35 Pool # 815976	1,386,522
554,037	5.500%, due 07/01/35 Pool # 825283	585,210
700,454	5.000%, due 08/01/35 Pool # 829670	728,019
345,938	5.500%, due 08/01/35 Pool # 826872	365,403
555,828	5.000%, due 09/01/35 Pool # 820347	577,702
554,607	5.000%, due 09/01/35 Pool # 835699	576,432
700,679	5.000%, due 10/01/35 Pool # 797669	728,253
817,268	5.500%, due 10/01/35 Pool # 836912	863,253
641,547	5.000%, due 11/01/35 Pool # 844504	666,794
733,292	5.000%, due 11/01/35 Pool # 844809	762,149
737,334	5.000%, due 12/01/35 Pool # 850561	766,351
894,955	6.000%, due 07/01/36 Pool # 870749	953,455
723,684	6.000%, due 11/01/36 Pool # 902510	777,338
681,655	5.500%, due 02/01/37 Pool # 905140	718,837
604,348	5.500%, due 05/01/37 Pool # 899323	637,125
986,494	5.500%, due 05/01/37 Pool # 928292	1,039,997
855,331	6.000%, due 10/01/37 Pool # 947563	910,439
1,832,802	6.500%, due 12/01/37 Pool # 889072	1,970,292
2,002,153	5.000%, due 04/01/38 Pool # 257160	2,078,642
910,639	5.500%, due 07/01/38 Pool # 986805	959,885
1,103,039	5.500%, due 07/01/38 Pool # 986973	1,162,690

See accompanying Notes to Financial Statements.

Bond Fund Portfolio of Investments

Par Value		Value (Note 2)
MORTGAGE BACKED (continued)
	Fannie Mae (continued)
$1,179,573	5.000%, due 08/01/38 Pool # 988934	$1,224,637
1,118,287	6.500%, due 08/01/38 Pool # 987711	1,202,113
		35,575,019
	Freddie Mac - 2.14%
415,564	5.000%, due 05/01/18 Pool # E96322	444,980
4,743	8.000%, due 06/01/30 Pool # C01005	5,397
8,434	7.000%, due 03/01/31 Pool # C48133	9,301
106,439	6.500%, due 01/01/32 Pool # C62333	115,371
1,736,939	5.000%, due 07/01/33 Pool # A11325	1,807,465
162,897	6.000%, due 10/01/34 Pool # A28439	174,308
137,019	6.000%, due 10/01/34 Pool # A28598	146,617
162,970	5.000%, due 04/01/35 Pool # A32315	169,307
141,521	5.000%, due 04/01/35 Pool # A32316	147,024
1,213,613	5.500%, due 11/01/37 Pool # A68787	1,279,244
		4,299,014
	Ginnie Mae - 0.05%
16,282	8.000%, due 10/20/15 Pool # 002995	17,573
42,056	6.500%, due 02/20/29 Pool # 002714	45,574
23,717	6.500%, due 04/20/31 Pool # 003068	25,676
		88,823
	Total Mortgage Backed ( Cost $37,745,211 )	39,962,856
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 56.30%
	Federal Farm Credit Bank - 0.28%
500,000	5.875%, due 10/03/16	571,386
	Freddie Mac - 1.59%
2,500,000	4.875%, due 11/15/13	2,762,825
400,000	4.500%, due 01/15/14	436,300
		3,199,125
	Fannie Mae - 0.60%
1,095,000	4.625%, due 10/15/14	1,197,433
	U.S. Treasury Bills - 4.30% (A)
3,500,000	0.320%, due 12/17/09	3,498,571
120,000	0.324%, due 12/17/09	119,950
5,000,000	0.095%, due 12/24/09	4,999,305
		8,617,826
	U.S. Treasury Bonds - 4.75%
2,905,000	6.625%, due 02/15/27	3,791,025
5,500,000	4.500%, due 05/15/38	5,744,920
		9,535,945
Par Value		Value (Note 2)
	U.S. Treasury Notes - 44.78%
$21,000,000	0.875%, due 01/31/11	$21,100,086
3,100,000	0.875%, due 02/28/11	3,114,167
2,000,000	1.000%, due 07/31/11	2,009,532
5,000,000	1.750%, due 11/15/11	5,082,420
4,000,000	1.125%, due 12/15/11	4,011,876
4,975,000	1.375%, due 02/15/12	5,007,646
1,000,000	4.625%, due 02/29/12	1,081,406
1,200,000	4.500%, due 03/31/12	1,295,626
688,000	1.375%, due 05/15/12	691,010
7,425,000	3.125%, due 08/31/13	7,780,004
8,850,000	4.000%, due 02/15/14	9,573,903
8,360,000	4.250%, due 08/15/14	9,136,569
2,000,000	2.375%, due 09/30/14	2,007,960
5,500,000	4.250%, due 08/15/15	5,992,421
4,300,000	4.250%, due 11/15/17	4,621,494
7,700,000	2.750%, due 02/15/19	7,317,402
		89,823,522
	Total U.S. Government and Agency Obligations ( Cost $110,429,535 )	112,945,237

Shares
INVESTMENT COMPANY - 3.77%
7,566,106	SSgA Prime Money Market Fund	7,566,106
	Total Investment Company ( Cost $7,566,106 )	7,566,106
TOTAL INVESTMENTS - 99.21% ( Cost $192,522,719** )		199,016,910
NET OTHER ASSETS AND LIABILITIES - 0.79%		1,590,169
TOTAL NET ASSETS - 100.00%		$200,607,079

**	Aggregate cost for Federal tax purposes was $192,530,017.
(A)	Rate noted represents annualized yield at time of purchase.
(C)

Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.60% of total net assets.
(E)	In default. Issuer is bankrupt.
(G)	Floating rate or variable rate note. Rate shown is as of October 31, 2009.
(M)

Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments

Industry Allocation as a Percentage of Net Assets
as of October 31, 2009

Health Care	9%	Consumer Products	3%	Apparel/Textiles	1%
Support Services	8%	Food and Drug Retailers	3%	Beverage/Food	1%
Telecommunications	8%	General Industrial and Manufacturing	3%	Environmental	1%
Oil and Gas	7%	Packaging	3%	Forestry/Paper	1%
Utilities	7%	Technology	3%	Transportation	1%
Cash and Other Net Assets	6%	Building Materials	2%	Hotels	1%
Media -Diversified and Services	6%	Chemicals	2%	Restaurants	0%†
Non Food and Drug Retailers	5%	Leisure and Entertainment	2%	Steel	0%†
Automotive	4%	Media - Broadcasting	2%	Investment Management	0%†
Gaming	4%	Metals and Mining	2%
Media - Cable	4%	Aerospace/Defense	1%	† Rounds to 0%

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS - 94.39%
	Aerospace/Defense - 1.55%
$ 750,000	Alliant Techsystems, Inc., 6.750%, due 04/01/16	$ 736,875
500,000	Moog, Inc., 7.250%, due 06/15/18	482,500
500,000	TransDigm, Inc., 7.750%, due 07/15/14	502,500
		1,721,875
	Apparel/Textiles - 0.55%
400,000	Iconix Brand Group, Inc. (P), 1.875%, due 06/30/12	346,000
250,000	Levi Strauss & Co., 9.750%, due 01/15/15	261,250
		607,250
	Automotive - 4.03%
250,000	ArvinMeritor, Inc., 8.750%, due 03/01/12	245,000
250,000	ArvinMeritor, Inc., 8.125%, due 09/15/15	218,125
250,000	ArvinMeritor, Inc. (P), 4.625%, due 03/01/26	185,312
750,000	Ford Motor Credit Co. LLC, 7.800%, due 06/01/12	734,378
500,000	Ford Motor Credit Co. LLC, 7.500%, due 08/01/12	486,927
1,000,000	Ford Motor Credit Co. LLC, 8.000%, due 06/01/14	972,294
500,000	Goodyear Tire & Rubber Co./The, 10.500%, due 05/15/16	541,250
500,000	KAR Holdings, Inc., 8.750%, due 05/01/14	505,625
250,000	Tenneco, Inc., 8.625%, due 11/15/14	235,625
350,000	Tenneco, Inc., 8.125%, due 11/15/15	343,000
		4,467,536
	Beverage/Food - 1.06%
150,000	B&G Foods, Inc., 8.000%, due 10/01/11	152,250
400,000	Constellation Brands, Inc., 7.250%, due 05/15/17	401,000
Par Value		Value (Note 2)
$ 125,000	Michael Foods, Inc., 8.000%, due 11/15/13	$ 127,188
200,000	NBTY, Inc., 7.125%, due 10/01/15	195,500
300,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.250%, due 04/01/15	303,000
		1,178,938
	Building Materials - 1.59%
500,000	Masco Corp., 6.125%, due 10/03/16	479,558
250,000	Owens Corning, Inc., 9.000%, due 06/15/19	271,222
500,000	USG Corp. (C), 9.750%, due 08/01/14	525,000
500,000	USG Corp., 9.500%, due 01/15/18	491,250
		1,767,030
	Chemicals - 1.63%
750,000	Ashland, Inc. (C), 9.125%, due 06/01/17	810,000
600,000	Huntsman International LLC. 7.875%, due 11/15/14	564,000
500,000	Huntsman International LLC (C), 5.500%, due 06/30/16	432,500
		1,806,500
	Consumer Products - 2.80%
250,000	ACCO Brands Corp. (C), 10.625%, due 03/15/15	271,875
500,000	ACCO Brands Corp., 7.625%, due 08/15/15	452,500
500,000	Brunswick Corp./DE (C), 11.250%, due 11/01/16	540,000
135,000	Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	129,094
500,000	Jarden Corp., 8.000%, due 05/01/16	515,000
250,000	Jarden Corp., 7.500%, due 05/01/17	246,250
300,000	Leslie’s Poolmart, 7.750%, due 02/01/13	300,000
400,000	Sealy Mattress Co., 8.250%, due 06/15/14	388,000
250,000	Visant Holding Corp., 8.750%, due 12/01/13	255,625
		3,098,344

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Environmental - 1.14%
$ 350,000	Casella Waste Systems, Inc., 9.750%, due 02/01/13	$ 334,250
200,000	Covanta Holding Corp. (P), 1.000%, due 02/01/27	180,750
500,000	Waste Services, Inc., 9.500%, due 04/15/14	502,500
250,000	WCA Waste Corp., 9.250%, due 06/15/14	247,500
		1,265,000
	Food & Drug Retailers - 3.26%
850,000	Ingles Markets, Inc., 8.875%, due 05/15/17	871,250
250,000	Rite Aid Corp., 8.625%, due 03/01/15	205,000
350,000	Rite Aid Corp., 7.500%, due 03/01/17	313,250
300,000	Rite Aid Corp., 9.500%, due 06/15/17	244,500
450,000	Stater Brothers Holdings, 8.125%, due 06/15/12	452,250
250,000	Stater Brothers Holdings, 7.750%, due 04/15/15	246,875
750,000	SUPERVALU, Inc.. 8.000%, due 05/01/16	763,125
500,000	Tops Markets LLC (C), 10.125%, due 10/15/15	511,250
		3,607,500
	Forestry/Paper - 0.94%
250,000	Georgia-Pacific LLC (C). 7.125%, due 01/15/17	252,500
500,000	Graphic Packaging International, Inc. (C), 9.500%, due 06/15/17	525,000
250,000	Rock-Tenn Co. (C), 9.250%, due 03/15/16	267,500
		1,045,000
	Gaming - 3.76%
500,000	American Casino & Entertainment Properties LLC (C), 11.000%, due 06/15/14	440,000
500,000	Ameristar Casinos, Inc. (C), 9.250%, due 06/01/14	520,000
500,000	Boyd Gaming Corp.. 6.750%, due 04/15/14	452,500
195,000	Global Cash Access, Inc./Global Cash Finance Corp., 8.750%, due 03/15/12	194,025
750,000	Isle of Capri Casinos, Inc., 7.000%, due 03/01/14	669,375
500,000	MGM Mirage, 8.375%, due 02/01/11	456,250
250,000	MGM Mirage, 5.875%, due 02/27/14	182,500
150,000	Penn National Gaming, Inc., 6.750%, due 03/01/15	143,250
323,000	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	323,000
300,000	Pinnacle Entertainment, Inc. (C), 8.625%, due 08/01/17	298,875
500,000	Scientific Games Corp. (C), 7.875%, due 06/15/16	490,000
		4,169,775
Par Value		Value (Note 2)
	General Industrial & Manufacturing - 2.88%
$ 750,000	Baldor Electric Co., 8.625%, due 02/15/17	$ 772,500
750,000	General Cable Corp. (P), 1.000%, due 10/15/12	703,125
750,000	SPX Corp., 7.625%, due 12/15/14	772,500
500,000	Terex Corp., 8.000%, due 11/15/17	461,250
650,000	Trinity Industries, Inc. (P), 3.875%, due 06/01/36	476,937
		3,186,312
	Health Care - 9.39%
300,000	Accellent, Inc., 10.500%, due 12/01/13	294,000
500,000	Biomet, Inc., 10.000%, due 10/15/17	540,625
1,000,000	Biomet, Inc., 11.625%, due 10/15/17	1,096,250
1,000,000	DaVita, Inc., 7.250%, due 03/15/15	987,500
500,000	DJO Finance LLC/DJO Finance Corp., 10.875%, due 11/15/14	521,250
750,000	HCA, Inc./DE, 6.300%, due 10/01/12	735,000
500,000	HCA, Inc./DE, 6.250%, due 02/15/13	483,750
500,000	HCA, Inc./DE, 6.750%, due 07/15/13	486,250
250,000	HCA, Inc./DE, 5.750%, due 03/15/14	232,500
350,000	HCA, Inc./DE, 6.500%, due 02/15/16	326,375
200,000	HCA, Inc./DE, 9.250%, due 11/15/16	209,000
500,000	Hologic, Inc. (P), 2.000%, due 12/15/37	405,625
500,000	Omega Healthcare Investors, Inc., REIT (N), 7.000%, due 04/01/14	488,750
500,000	Omnicare, Inc., 6.875%, due 12/15/15	473,750
1,000,000	Psychiatric Solutions, Inc., Series I, 7.750%, due 07/15/15	985,000
400,000	Service Corp. International/US, 7.375%, due 10/01/14	400,000
500,000	Service Corp. International/US, 6.750%, due 04/01/16	488,750
250,000	Service Corp. International/US, 7.625%, due 10/01/18	248,125
250,000	Universal Hospital Services, Inc. (G), 4.635%, due 06/01/15	210,000
760,000	Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	790,400
		10,402,900
	Hotels - 0.62%
750,000	Wyndham Worldwide Corp., 6.000%, due 12/01/16	682,771
	Investment Management - 0.21%
150,000	Nuveen Investments, Inc., 5.000%, due 09/15/10	146,250
100,000	Nuveen Investments, Inc. (C), 10.500%, due 11/15/15	88,500
		234,750

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Leisure & Entertainment - 1.60%
$ 750,000	Cinemark USA, Inc. (C), 8.625%, due 06/15/19	$ 776,250
250,000	Speedway Motorsports, Inc., 6.750%, due 06/01/13	246,250
250,000	Universal City Development Partners, Ltd. (C)(H), 8.875%, due 11/15/15	247,500
500,000	Universal City Development Partners, Ltd. (C)(H), 10.875%, due 11/15/16	500,000
		1,770,000
	Media - Broadcasting - 1.61%
500,000	Allbritton Communications Co., 7.750%, due 12/15/12	472,500
375,000	Lamar Media Corp., 7.250%, due 01/01/13	368,438
500,000	Lamar Media Corp., Series C, 6.625%, due 08/15/15	472,500
500,000	LIN Television Corp., 6.500%, due 05/15/13	468,750
		1,782,188
	Media - Cable - 4.28%
1,250,000	DISH DBS Corp., .625%, due 10/01/14	1,218,750
500,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, due 10/15/15	505,000
500,000	Mediacom LLC/Mediacom Capital Corp. (C), 9.125%, due 08/15/19	516,250
500,000	Viasat, Inc. (C), 8.875%, due 09/15/16	507,500
750,000	Videotron Ltee (D), 6.875%, due 01/15/14	750,000
700,000	Virgin Media Finance PLC (D), 9.125%, due 08/15/16	721,000
250,000	Virgin Media Finance PLC, Series 1, 9.500%, due 08/15/16	264,375
250,000	Virgin Media, Inc. (C)(P), 6.500%, due 11/15/16	264,375
		4,747,250
	Media - Diversified & Services - 5.87%
400,000	Hughes Network Systems LLC/HNS Finance Corp., 9.500%, due 04/15/14	407,000
1,000,000	Intelsat Bermuda, Ltd. (C)(D). 11.250%, due 02/04/17	995,000
300,000	Intelsat Jackson Holdings, Ltd. (D). 11.250%, due 06/15/16	319,500
350,000	Intelsat, Ltd. (D), 7.625%, due 04/15/12	339,500
600,000	Intelsat, Ltd. (D), 6.500%, due 11/01/13	552,000
500,000	Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	537,500
250,000	Interpublic Group of Cos., Inc. (P), 4.250%, due 03/15/23	240,938
500,000	Liberty Media LLC (P), 3.125%, due 03/30/23	492,500
200,000	Nielsen Finance LLC/Nielsen Finance Co., 11.625%, due 02/01/14	213,500
Par Value		Value (Note 2)
$1,000,000	Nielsen Finance LLC/Nielsen Finance Co., 10.000%, due 08/01/14	$1,030,000
500,000	Nielsen Finance LLC/Nielsen Finance Co. (B), 0.000%, due 08/01/16	433,125
650,000	Telesat Canada/Telesat LLC, 11.000%, due 11/01/15	705,250
250,000	WMG Acquisition Corp.. 7.375%, due 04/15/14	237,500
		6,503,313
	Metals and Mining - 2.01%
500,000	Arch Coal, Inc. (C), 8.750%, due 08/01/16	512,500
450,000	Arch Western Finance LLC, 6.750%, due 07/01/13	434,250
500,000	Massey Energy Co., 6.875%, due 12/15/13	493,750
250,000	Massey Energy Co. (P), 3.250%, due 08/01/15	200,625
500,000	Teck Resources, Ltd. (D), 10.750%, due 05/15/19	582,500
		2,223,625
	Non Food & Drug Retailers - 5.51%
250,000	Burlington Coat Factory Warehouse Corp.. 11.125%, due 04/15/14	258,125
250,000	Ltd. Brands, Inc., 6.900%, due 07/15/17	238,125
750,000	Ltd. Brands, Inc. (C), 8.500%, due 06/15/19	787,500
1,500,000	Michaels Stores, Inc., 11.375%, due 11/01/16	1,451,250
500,000	Pantry, Inc./The, 7.750%, due 02/15/14	472,500
750,000	QVC, Inc. (C), 7.500%, due 10/01/19	750,000
300,000	Sally Holdings LLC/Sally Capital, Inc., 9.250%, due 11/15/14	312,000
200,000	Sonic Automotive, Inc., Series B, 8.625%, due 08/15/13	194,000
500,000	Toys R US, Inc., 7.625%, due 08/01/11	500,000
500,000	Toys R US, Inc., 7.875%, due 04/15/13	486,250
200,000	Toys R US, Inc., 7.375%, due 10/15/18	178,000
500,000	Yankee Acquisition Corp./MA, Series B, 8.500%, due 02/15/15	477,500
		6,105,250
	Oil & Gas - 7.14%
500,000	Cal Dive International, Inc. (P), 3.250%, due 12/15/25	433,125
616,000	Chesapeake Energy Corp., 6.875%, due 01/15/16	594,440
250,000	Chesapeake Energy Corp., 6.500%, due 08/15/17	234,375
150,000	Cimarex Energy Co., 7.125%, due 05/01/17	144,750
400,000	Complete Production Services, Inc., 8.000%, due 12/15/16	379,000
250,000	Continental Resources, Inc./OK (C), 8.250%, due 10/01/19	256,875

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Oil & Gas (continued)
$ 500,000	Denbury Resources, Inc., 9.750%, due 03/01/16	$ 536,250
200,000	Encore Acquisition Co., 6.000%, due 07/15/15	187,000
365,000	EXCO Resources, Inc., 7.250%, due 01/15/11	363,175
350,000	Helix Energy Solutions Group, Inc. (C), 9.500%, due 01/15/16	359,625
250,000	Key Energy Services, Inc., 8.375%, due 12/01/14	244,062
250,000	Mariner Energy, Inc., 7.500%, due 04/15/13	243,750
250,000	Mariner Energy, Inc., 8.000%, due 05/15/17	235,000
500,000	Petroplus Finance, Ltd. (C)(D), 6.750%, due 05/01/14	467,500
500,000	Petroplus Finance, Ltd. (C)(D), 7.000%, due 05/01/17	452,500
500,000	Pioneer Natural Resources Co., 6.650%, due 03/15/17	478,070
500,000	Plains Exploration & Production Co., 10.000%, due 03/01/16	535,000
250,000	Range Resources Corp., 6.375%, due 03/15/15	245,000
500,000	Range Resources Corp., 7.250%, due 05/01/18	500,000
750,000	Tesoro Corp./Texas, 9.750%, due 06/01/19	770,625
		7,910,434
	Packaging - 2.95%
500,000	Ball Corp. (N), 6.625%, due 03/15/18	491,250
1,000,000	Crown Americas LLC/Crown Americas Capital Corp. II (C), 7.625%, due 05/15/17	1,025,000
500,000	Graham Packaging Co., L.P./GPC Capital Corp. I, 9.875%, due 10/15/14	510,000
250,000	Greif, Inc., 6.750%, due 02/01/17	245,000
1,000,000	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC (C)(H), 7.750%, due 10/15/16	995,000
		3,266,250
	Restaurants - 0.48%
500,000	Wendy’s/Arby’s Restaurants LLC (C), 10.000%, due 07/15/16	530,000
	Steel - 0.32%
350,000	Steel Dynamics, Inc., 7.375%, due 11/01/12	351,312
	Support Services - 8.17%
250,000	Affinion Group, Inc., 10.125%, due 10/15/13	256,250
750,000	Affinion Group, Inc., 11.500%, due 10/15/15	783,750
1,000,000	ARAMARK Corp., 8.500%, due 02/01/15	1,010,000
500,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.625%, due 05/15/14	450,000
100,000	Cardtronics, Inc., 9.250%, due 08/15/13	101,500
200,000	Corrections Corp. of America, 6.250%, due 03/15/13	199,000
Par Value		Value (Note 2)
$ 52,000	Education Management LLC/Education Management Finance Corp., 10.250%, due 06/01/16	$ 56,680
500,000	FTI Consulting, Inc., 7.750%, due 10/01/16	502,500
250,000	Hertz Corp./The, 8.875%, due 01/01/14	253,125
250,000	Hertz Corp./The, 10.500%, due 01/01/16	260,625
700,000	Iron Mountain, Inc., 7.750%, due 01/15/15	708,750
350,000	Mac-Gray Corp., 7.625%, due 08/15/15	345,625
500,000	NASDAQ OMX Group, Inc./The (P), 2.500%, due 08/15/13	439,375
1,000,000	RSC Equipment Rental, Inc., 9.500%, due 12/01/14	987,500
750,000	ServiceMaster Co./The, PIK (C), 10.750%, due 07/15/15	746,250
450,000	United Rentals North America, Inc., 7.750%, due 11/15/13	411,750
250,000	United Rentals North America, Inc. (C), 10.875%, due 06/15/16	271,250
750,000	West Corp., 9.500%, due 10/15/14	750,000
500,000	West Corp., 11.000%, due 10/15/16	512,500
		9,046,430
	Technology - 2.82%
600,000	Sanmina-SCI Corp., 8.125%, due 03/01/16	573,000
1,100,000	Sungard Data Systems, Inc., 9.125%, due 08/15/13	1,119,250
500,000	Sungard Data Systems, Inc. (C), 10.625%, due 05/15/15	538,750
400,000	Sungard Data Systems, Inc., 10.250%, due 08/15/15	412,500
500,000	Syniverse Technologies, Inc., Series B, 7.750%, due 08/15/13	477,500
		3,121,000
	Telecommunications - 7.80%
250,000	Centennial Communications Corp., 10.000%, due 01/01/13	263,437
650,000	Cincinnati Bell, Inc., 8.375%, due 01/15/14	646,750
250,000	Cincinnati Bell Telephone Co. LLC, 6.300%, due 12/01/28	190,000
700,000	Frontier Communications Corp., 6.625%, due 03/15/15	670,250
500,000	GeoEye, Inc. (C), 9.625%, due 10/01/15	516,250
50,000	Level 3 Communications, Inc. (P), 5.250%, due 12/15/11	45,375
450,000	Level 3 Communications, Inc. (P), 3.500%, due 06/15/12	377,438
500,000	Nordic Telephone Co. Holdings ApS (C)(D), 8.875%, due 05/01/16	520,000
385,000	Qwest Communications International, Inc., 7.500%, due 02/15/14	377,300

See accompanying Notes to Financial Statements.

High Income Fund Portfolio of Investments

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Telecommunications (continued)
$ 350,000	Qwest Communications International, Inc., Series B, 7.500%, due 02/15/14	$ 343,000
250,000	Qwest Communications International, Inc. (C), 8.000%, due 10/01/15	248,125
500,000	SBA Communications Corp. (P), 1.875%, due 05/01/13	471,250
1,000,000	Sprint Nextel Corp., 8.375%, due 08/15/17	965,000
750,000	Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	772,500
1,500,000	Wind Acquisition Finance S.A. (C)(D), 11.750%, due 07/15/17	1,695,000
300,000	Windstream Corp., 8.625%, due 08/01/16	308,250
250,000	Windstream Corp., 7.000%, due 03/15/19	237,188
		8,647,113
	Transportation - 0.90%
250,000	Bristow Group, Inc., 7.500%, due 09/15/17	240,625
300,000	Gulfmark Offshore, Inc., 7.750%, due 07/15/14	292,500
500,000	Hornbeck Offshore Services, Inc., Series B, 6.125%, due 12/01/14	462,500
		995,625
	Utilities - 7.52%
500,000	AES Corp./The, 8.000%, due 10/15/17	502,500
250,000	AES Corp./The, 8.000%, due 06/01/20	250,000
400,000	Calpine Corp. (C), 7.250%, due 10/15/17	377,000
750,000	Edison Mission Energy, 7.200%, due 05/15/19	598,125
250,000	El Paso Corp., 7.000%, due 06/15/17	250,090
1,000,000	El Paso Corp., 7.250%, due 06/01/18	998,531
500,000	Ferrellgas Partners L.P. (C), 9.125%, due 10/01/17	522,500
400,000	Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp., 8.750%, due 06/15/12	400,000
1,000,000	Inergy L.P./Inergy Finance Corp., 6.875%, due 12/15/14	970,000
500,000	MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Series B, 8.750%, due 04/15/18	511,250
730,000	Mirant Americas Generation LLC, 8.300%, due 05/01/11	742,775
750,000	Mirant Americas Generation LLC, 8.500%, due 10/01/21	667,500
750,000	NRG Energy, Inc., 7.375%, due 02/01/16	745,312
Par Value		Value (Note 2)
$ 250,000	NRG Energy, Inc., 7.375%, due 01/15/17	$ 247,500
250,000	RRI Energy, Inc., 7.875%, due 06/15/17	245,000
300,000	Williams Partners L.P./Williams Partners Finance Corp., 7.250%, due 02/01/17	298,422
		8,326,505
	Total Corporate Notes and Bonds ( Cost $98,369,561 )	104,567,776
CERTIFICATE OF DEPOSIT - 0.32%
352,864	State Street Eurodollar, 0.010%, due 11/02/09	352,864
	Total Certificate of Deposit ( Cost $352,864 )	352,864
Shares
INVESTMENT COMPANY - 4.49%
4,977,999	SSgA Prime Money Market Fund (N)	4,977,999
	Total Investment Company ( Cost $4,977,999 )	4,977,999
TOTAL INVESTMENTS - 99.20% ( Cost $103,700,424** )		109,898,639
NET OTHER ASSETS AND LIABILITIES - 0.80%		890,599
TOTAL NET ASSETS - 100.00%		$110,789,238

**	Aggregate cost for Federal tax purposes was $103,757,454.
(B)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(C)

Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 6.67% of total net assets.
(G)	Floating rate or variable rate note. Rate shown is as of October 31, 2009.
(H)	Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
(N)	Security segregated for forward or when-issued purchase commitments outstanding as of October 31, 2009
(P)	Convertible.
PIK	Payment in Kind.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments

Portfolio Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 42.63%
	Consumer Discretionary - 2.27%
11,300	Darden Restaurants, Inc.	$ 342,503
8,300	Genuine Parts Co.	290,417
16,700	McDonald’s Corp.	978,787
5,900	VF Corp.	419,136
		2,030,843
	Consumer Staples - 6.62%
35,000	Altria Group, Inc.	633,850
12,000	Avon Products, Inc.	384,600
20,500	Coca-Cola Co./The	1,092,855
10,200	Kimberly-Clark Corp.	623,832
25,051	Kraft Foods, Inc., Class A	689,403
10,000	PepsiCo, Inc./NC	605,500
27,500	Philip Morris International, Inc.	1,302,400
22,000	Sysco Corp.	581,900
		5,914,340
	Energy - 4.00%
25,800	Chevron Corp.	1,974,732
19,300	ConocoPhillips	968,474
12,500	Marathon Oil Corp.	399,625
12,200	Williams Cos., Inc./The	229,970
		3,572,801
	Financials - 5.07%
8,000	Aflac, Inc.	331,920
23,500	Bank of New York Mellon Corp./The	626,510
14,500	Morgan Stanley	465,740
13,800	NYSE Euronext	356,730
8,500	Travelers Cos., Inc./The	423,215
23,500	US Bancorp	545,670
49,000	Wells Fargo & Co.	1,348,480
15,900	Willis Group Holdings, Ltd.	429,300
		4,527,565
Shares		Value (Note 2)
	Health Care - 6.12%
29,200	Johnson & Johnson	$1,724,260
40,500	Merck & Co., Inc./NJ	1,252,665
12,300	Novartis AG, ADR	638,985
108,962	Pfizer, Inc.	1,855,623
		5,471,533
	Industrials - 8.36%
12,000	3M Co.	882,840
17,200	Boeing Co./The	822,160
8,900	Deere & Co.	405,395
26,000	Emerson Electric Co.	981,500
25,700	Honeywell International, Inc.	922,373
10,700	Lockheed Martin Corp.	736,053
10,000	Norfolk Southern Corp.	466,200
11,400	Tyco International, Ltd.	382,470
6,800	United Parcel Service, Inc., Class B	365,024
12,200	United Technologies Corp.	749,690
25,300	Waste Management, Inc.	755,964
		7,469,669
	Information Technology - 2.67%
12,300	Automatic Data Processing, Inc.	489,540
60,900	Intel Corp.	1,163,799
18,000	Maxim Integrated Products, Inc.	300,060
15,300	Paychex, Inc.	434,673
		2,388,072
	Materials - 1.19%
24,000	EI Du Pont de Nemours & Co.	763,680
7,400	Nucor Corp.	294,890
		1,058,570
	Telecommunication Services - 3.39%
67,092	AT&T, Inc.	1,722,252
6,000	CenturyTel, Inc.	194,760
37,500	Verizon Communications, Inc.	1,109,625
		3,026,637
See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Utilities - 2.94%
8,200	Consolidated Edison, Inc.	$ 333,576
26,000	Duke Energy Corp.	411,320
10,500	Exelon Corp.	493,080
11,500	FirstEnergy Corp.	497,720
8,500	Progress Energy, Inc.	319,005
18,200	Southern Co.	567,658
		2,622,359
	Total Common Stocks ( Cost $37,739,135 )	38,082,389
Par Value
ASSET BACKED - 1.26%
$ 98,971	ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (M), 8.550%, due 09/21/30	92,306
525,000	Carmax Auto Owner Trust, Series 2007-2, Class B, 5.370%, due 03/15/13	529,843
465,000	Chase Issuance Trust, Series 2007-A17, Class A, 5.120%, due 10/15/14	504,322
	Total Asset Backed ( Cost $1,091,896 )	1,126,471
CORPORATE NOTES AND BONDS - 20.65%
	Consumer Discretionary - 1.79%
750,000	American Association of Retired Persons (C), 7.500%, due 05/01/31	814,664
130,000	DR Horton, Inc., 5.250%, due 02/15/15	120,087
325,000	Erac USA Finance Co. (C), 6.700%, due 06/01/34	292,254
400,000	Royal Caribbean Cruises, Ltd. (D), 7.250%, due 06/15/16	372,000
		1,599,005
	Consumer Staples - 0.89%
475,000	Kraft Foods, Inc., 6.500%, due 11/01/31	487,365
310,000	WM Wrigley Jr. Co., 4.300%, due 07/15/10	313,100
		800,465
	Energy - 1.26%
500,000	Chesapeake Energy Corp., 6.375%, due 06/15/15	476,250
150,000	Hess Corp., 7.875%, due 10/01/29	176,769
400,000	Transocean, Inc., 7.500%, due 04/15/31	469,683
		1,122,702
	Financials - 6.06%
500,000	American General Finance Corp., Series H, 4.625%, due 09/01/10	465,488
250,000	Bear Stearns Cos. LLC/The, 7.250%, due 02/01/18	285,954
Par Value		Value (Note 2)
$ 210,000	General Electric Global Insurance Holding Corp., 7.000%, due 02/15/26	$ 201,216
205,000	General Electric Global Insurance Holding Corp., 7.750%, due 06/15/30	209,253
335,000	HCP, Inc.. 6.700%, due 01/30/18	332,865
410,000	Lehman Brothers Holdings, Inc. (E), 5.750%, due 01/03/17	41
315,000	Merrill Lynch & Co., Inc., 6.150%, due 04/25/13	337,666
600,000	National Rural Utilities Cooperative Finance Corp., Series C, 7.250%, due 03/01/12	666,692
600,000	Nationwide Health Properties, Inc., Series D, 8.250%, due 07/01/12	640,658
760,000	Nissan Motor Acceptance Corp. (C), 5.625%, due 03/14/11	779,434
140,000	Simon Property Group L.P., 5.875%, due 03/01/17	142,662
355,000	SLM Corp., 5.125%, due 08/27/12	316,094
120,000	Textron Financial Corp., 6.000%, due 11/20/09	120,003
500,000	US Bank NA/Cincinnati, OH, 6.300%, due 02/04/14	561,135
330,000	Wells Fargo & Co., 5.250%, due 10/23/12	354,164
		5,413,325
	Health Care - 2.34%
1,050,000	Amgen, Inc., 5.850%, due 06/01/17	1,155,449
300,000	Eli Lilly & Co., 6.570%, due 01/01/16	332,208
195,000	Genentech, Inc., 5.250%, due 07/15/35	192,546
220,000	Merck & Co., Inc./NJ, 5.750%, due 11/15/36	235,785
150,000	Wyeth, 6.500%, due 02/01/34	173,486
		2,089,474
	Industrials - 1.27%
150,000	Boeing Co./The, 8.625%, due 11/15/31	199,804
175,000	Burlington Northern Santa Fe Corp., 8.125%, due 04/15/20	208,512
239,000	Norfolk Southern Corp., 5.590%, due 05/17/25	240,836
260,000	Norfolk Southern Corp., 7.050%, due 05/01/37	316,954
150,000	Waste Management, Inc., 7.125%, due 12/15/17	166,391
		1,132,497
	Information Technology - 0.29%
240,000	Cisco Systems, Inc., 5.500%, due 02/22/16	263,778
	Materials - 0.20%
175,000	Westvaco Corp., 8.200%, due 01/15/30	175,236
	Telecommunication Services - 1.16%
415,000	Comcast Cable Communications Holdings, Inc., 9.455%, due 11/15/22	529,679
315,000	Rogers Communications, Inc. (D), 6.250%, due 06/15/13	343,717
190,000	Sprint Nextel Corp., 6.000%, due 12/01/16	163,400
		1,036,796

See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments

Par Value		Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
	Utilities - 5.39%
$ 500,000	Energy East Corp., 8.050%, due 11/15/10	$ 530,958
175,000	Interstate Power & Light Co., 6.250%, due 07/15/39	193,093
1,000,000	MidAmerican Energy Co., 5.650%, due 07/15/12	1,086,814
400,000	Nevada Power Co., Series R, 6.750%, due 07/01/37	438,136
350,000	Progress Energy, Inc., 7.750%, due 03/01/31	433,557
126,000	Sierra Pacific Power Co., Series M, 6.000%, due 05/15/16	135,176
500,000	Southwestern Electric Power Co., Series E, 5.550%, due 01/15/17	510,594
600,000	Westar Energy, Inc., 6.000%, due 07/01/14	649,471
750,000	Wisconsin Electric Power Co., 6.500%, due 06/01/28	837,856
		4,815,655
	Total Corporate Notes and Bonds ( Cost $18,254,631 )	18,448,933
MORTGAGE BACKED - 17.87%
	Fannie Mae - 15.66%
199,386	4.000%, due 04/01/15 Pool # 255719	204,966
261,333	5.500%, due 04/01/16 Pool # 745444	275,078
44,604	6.000%, due 05/01/16 Pool # 582558	48,186
463,765	5.000%, due 12/01/17 Pool # 672243	495,354
449,558	5.000%, due 05/01/20 Pool # 813965	477,651
659,350	4.500%, due 09/01/20 Pool # 835465	693,043
77,696	6.000%, due 05/01/21 Pool # 253847	84,029
17,809	7.000%, due 12/01/29 Pool # 762813	19,730
52,237	7.000%, due 11/01/31 Pool # 607515	57,823
49,476	7.000%, due 05/01/32 Pool # 644591	54,767
304,545	6.500%, due 06/01/32 Pool # 545691	330,008
470,415	5.500%, due 10/01/33 Pool # 254904	497,692
18,093	5.000%, due 05/01/34 Pool # 782214	18,816
410,405	5.000%, due 06/01/34 Pool # 255230	426,813
10,945	7.000%, due 07/01/34 Pool # 792636	12,017
143,775	5.500%, due 08/01/34 Pool # 793647	151,978
319,819	5.500%, due 03/01/35 Pool # 810075	337,814
805,756	5.500%, due 03/01/35 Pool # 815976	851,093
407,241	5.000%, due 08/01/35 Pool # 829670	423,267
331,547	5.000%, due 09/01/35 Pool # 820347	344,594
345,214	5.000%, due 09/01/35 Pool # 835699	358,800
636,981	5.000%, due 10/01/35 Pool # 797669	662,049
449,083	5.000%, due 11/01/35 Pool # 844504	466,756
466,640	5.000%, due 11/01/35 Pool # 844809	485,004
448,812	5.000%, due 12/01/35 Pool # 850561	466,474
Par Value		Value (Note 2)
$ 151,137	5.500%, due 02/01/36 Pool # 851330	$ 159,641
590,377	5.500%, due 09/01/36 Pool # 831820	622,581
388,942	6.000%, due 09/01/36 Pool # 831741	414,366
147,480	5.500%, due 10/01/36 Pool # 896340	155,525
581,711	5.500%, due 10/01/36 Pool # 901723	613,442
568,849	6.000%, due 11/01/36 Pool # 902510	611,024
632,209	5.500%, due 12/01/36 Pool # 902853	666,695
618,571	5.500%, due 12/01/36 Pool # 903059	652,312
494,000	5.500%, due 12/01/36 Pool # 907512	520,946
669,737	5.500%, due 12/01/36 Pool # 907635	706,270
582,230	6.000%, due 12/01/36 Pool # 903002	620,288
		13,986,892
	Freddie Mac - 2.08%
8,775	8.000%, due 06/01/30 Pool # C01005	9,984
159,658	6.500%, due 01/01/32 Pool # C62333	173,057
1,240,671	5.000%, due 07/01/33 Pool # A11325	1,291,046
95,737	6.000%, due 10/01/34 Pool # A28439	102,444
80,529	6.000%, due 10/01/34 Pool # A28598	86,170
107,560	5.000%, due 04/01/35 Pool # A32315	111,743
80,106	5.000%, due 04/01/35 Pool # A32316	83,221
		1,857,665
	Ginnie Mae - 0.13%
10,650	8.000%, due 10/20/15 Pool # 002995	11,494
58,879	6.500%, due 02/20/29 Pool # 002714	63,804
39,529	6.500%, due 04/20/31 Pool # 003068	42,793
		118,091
	Total Mortgage Backed ( Cost $15,080,418 )	15,962,648
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.16%
	Federal Farm Credit Bank - 1.28%
1,000,000	5.875%, due 10/03/16	1,142,773
	Fannie Mae - 0.60%
500,000	5.250%, due 08/01/12	534,750
	U.S. Treasury Bills - 0.91% (A)
810,000	0.325%, due 12/17/09	809,664
	U.S. Treasury Bonds - 1.25%
860,000	6.625%, due 02/15/27	1,122,300
	U.S. Treasury Notes - 11.12%
30,000	4.500%, due 11/15/10	31,269
225,000	0.875%, due 02/28/11	226,028
320,000	4.875%, due 04/30/11	340,350
2,100,000	4.625%, due 12/31/11	2,262,586
375,000	1.375%, due 05/15/12	376,641
290,000	3.125%, due 08/31/13	303,865
1,150,000	4.000%, due 02/15/14	1,244,067

See accompanying Notes to Financial Statements.

Diversified Income Fund Portfolio of Investments

Par Value		Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
	U.S. Treasury Notes (continued)
$1,575,000	4.250%, due 08/15/14	$1,721,303
2,000,000	4.250%, due 11/15/14	2,183,750
60,000	4.250%, due 08/15/15	65,372
1,100,000	4.250%, due 11/15/17	1,182,243
		9,937,474
	Total U.S. Government and Agency Obligations ( Cost $13,058,350 )	13,546,961
Shares
INVESTMENT COMPANY - 1.86%
1,661,647	SSgA Prime Money Market Fund	1,661,647
	Total Investment Company ( Cost $1,661,647 )	1,661,647
TOTAL INVESTMENTS - 99.43% ( Cost $86,886,077** )		88,829,049
NET OTHER ASSETS AND LIABILITIES - 0.57%		506,819
TOTAL NET ASSETS - 100.00%		$89,335,868

**	Aggregate cost for Federal tax purposes was $87,063,586.
(A)	Rate noted represents annualized yield at time of purchase.
(C)

Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.” The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.80% of total net assets.
(E)	In default. Issuer is bankrupt.
(M)

Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

ADR	American Depositary Receipt.

See accompanying Notes to Financial Statements.

Large Cap Value Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 97.45%
	Consumer Discretionary - 7.42%
22,000	AutoZone, Inc. *	$2,976,820
26,000	ITT Educational Services, Inc. *	2,349,100
37,410	Jarden Corp.	1,024,660
47,000	Lowe’s Cos., Inc.	919,790
61,700	Omnicom Group, Inc.	2,115,076
47,700	Walt Disney Co./The	1,305,549
		10,690,995
	Consumer Staples - 5.13%
25,000	Diageo PLC, ADR	1,625,500
23,300	PepsiCo, Inc./NC	1,410,815
26,000	Procter & Gamble Co./The	1,508,000
57,300	Wal-Mart Stores, Inc.	2,846,664
		7,390,979
	Energy - 20.92%
94,566	Chevron Corp.	7,238,082
95,700	ConocoPhillips	4,802,226
54,000	Devon Energy Corp.	3,494,340
94,900	Noble Corp.	3,866,226
46,000	Occidental Petroleum Corp.	3,490,480
125,500	Weatherford International, Ltd. *	2,200,015
77,000	Williams Cos., Inc./The	1,451,450
86,500	XTO Energy, Inc.	3,594,940
		30,137,759
	Financials - 22.51%
33,800	Aflac, Inc.	1,402,362
33,500	American Express Co.	1,167,140
21,100	Arch Capital Group, Ltd. *	1,421,507
334,784	Bank of America Corp.	4,881,151
96,300	Bank of New York Mellon Corp./The	2,567,358
14,100	Goldman Sachs Group, Inc./The	2,399,397
126,268	JPMorgan Chase & Co.	5,274,214
235,000	Keycorp	1,266,650
Shares		Value (Note 2)
49,300	Morgan Stanley	$1,583,516
19,846	Simon Property Group, Inc., REIT	1,347,345
28,500	State Street Corp.	1,196,430
69,700	US Bancorp	1,618,434
123,300	Wells Fargo & Co.	3,393,216
57,000	Willis Group Holdings, Ltd.	1,539,000
55,000	WR Berkley Corp.	1,359,600
		32,417,320
	Health Care - 11.80%
30,000	Baxter International, Inc.	1,621,800
18,800	CR Bard, Inc.	1,411,316
60,100	Johnson & Johnson	3,548,905
59,300	Merck & Co., Inc./NJ	1,834,149
301,340	Pfizer, Inc.	5,131,820
132,800	UnitedHealth Group, Inc.	3,446,160
		16,994,150
	Industrials - 9.55%
51,700	Deere & Co.	2,354,935
138,600	General Electric Co.	1,976,436
40,000	Lockheed Martin Corp.	2,751,600
50,000	Norfolk Southern Corp.	2,331,000
34,600	United Technologies Corp.	2,126,170
74,300	Waste Management, Inc.	2,220,084
		13,760,225
	Information Technology - 6.95%
107,047	EMC Corp./Massachusetts *	1,763,064
112,300	Intel Corp.	2,146,053
27,000	International Business Machines Corp.	3,256,470
84,900	Maxim Integrated Products, Inc.	1,415,283
67,900	Oracle Corp.	1,432,690
		10,013,560
	Materials - 3.38%
47,600	EI Du Pont de Nemours & Co.	1,514,632
27,823	Freeport-McMoRan Copper & Gold, Inc. *	2,041,095

See accompanying Notes to Financial Statements.

Large Cap Value Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Materials (continued)
32,900	Nucor Corp.	$1,311,065
		4,866,792
	Telecommunication Services - 5.03%
181,032	AT&T, Inc.	4,647,091
87,620	Verizon Communications, Inc.	2,592,676
		7,239,767
	Utilities - 4.76%
90,000	Edison International	2,863,800
59,000	Exelon Corp.	2,770,640
30,658	Questar Corp.	1,221,415
		6,855,855
	Total Common Stocks ( Cost $144,344,169 )	140,367,402
INVESTMENT COMPANY - 3.73%
5,373,225	SSgA Prime Money Market Fund	5,373,225
	Total Investment Company ( Cost $5,373,225 )	5,373,225
TOTAL INVESTMENTS - 101.18% ( Cost $149,717,394** )		145,740,627
NET OTHER ASSETS AND LIABILITIES - (1.18)%		(1,694,687)
TOTAL NET ASSETS - 100.00%		$144,045,940

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $150,149,937.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Large Cap Growth Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 93.09%
	Consumer Discretionary - 10.85%
9,300	Amazon.com, Inc. *	$1,104,933
7,900	AutoZone, Inc. *	1,068,949
27,000	ITT Educational Services, Inc. *	2,439,450
9,100	Kohl’s Corp. *	520,702
12,800	Mastercard, Inc., Class A	2,803,456
29,100	McDonald’s Corp.	1,705,551
12,200	TJX Cos., Inc.	455,670
73,000	Visa, Inc., Class A	5,530,480
57,500	Yum! Brands, Inc.	1,894,625
		17,523,816
	Consumer Staples - 13.98%
20,200	Colgate-Palmolive Co.	1,588,326
31,900	Diageo PLC, ADR	2,074,138
62,625	Kellogg Co.	3,227,692
33,000	Lorillard, Inc.	2,564,760
75,000	PepsiCo, Inc./NC	4,541,250
62,700	Walgreen Co.	2,371,941
124,800	Wal-Mart Stores, Inc.	6,200,064
		22,568,171
	Energy - 5.50%
20,000	Cameron International Corp. *	739,400
6,200	Diamond Offshore Drilling, Inc.	590,550
108,500	PetroHawk Energy Corp. *	2,551,920
17,500	Range Resources Corp.	875,875
43,100	Southwestern Energy Co. *	1,878,298
127,600	Weatherford International, Ltd. *	2,236,828
		8,872,871
	Financials - 5.17%
13,600	Aflac, Inc.	564,264
174,712	Axis Capital Holdings, Ltd.	5,047,430
19,700	IntercontinentalExchange, Inc. *	1,973,743
18,000	State Street Corp.	755,640
		8,341,077
Shares		Value (Note 2)
	Health Care - 16.17%
9,800	Allergan, Inc./United States	$ 551,250
13,300	Celgene Corp. *	678,965
57,100	Gilead Sciences, Inc. *	2,429,605
52,600	HMS Holdings Corp. *	2,258,118
2,600	Intuitive Surgical, Inc. *	640,510
121,405	Johnson & Johnson	7,168,965
30,200	Medco Health Solutions, Inc. *	1,694,824
67,700	Roche Holding AG, ADR	2,701,230
73,300	St. Jude Medical, Inc. *	2,498,064
211,465	UnitedHealth Group, Inc.	5,487,517
		26,109,048
	Industrials - 6.80%
86,900	ABB, Ltd., ADR *	1,610,257
48,000	Boeing Co./The	2,294,400
12,500	Deere & Co.	569,375
65,500	Honeywell International, Inc.	2,350,795
48,100	ITT Corp.	2,438,670
38,000	Raytheon Co.	1,720,640
		10,984,137
	Information Technology -Other - 18.14%
29,100	Apple, Inc. *	5,485,350
208,000	Cisco Systems, Inc. *	4,752,800
52,300	Corning, Inc.	764,103
105,700	EMC Corp./Massachusetts *	1,740,879
12,908	Google, Inc., Class A *	6,920,237
53,500	International Business Machines Corp.	6,452,635
27,900	Paychex, Inc.	792,639
57,400	QUALCOMM, Inc.	2,376,934
		29,285,577
	Information Technology - Semiconductors - 4.85%
10,000	Altera Corp.	197,900
226,500	Intel Corp.	4,328,415
38,600	Novellus Systems, Inc. *	794,388

See accompanying Notes to Financial Statements.

Large Cap Growth Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Information Technology - Semiconductors (continued)
55,500	Texas Instruments, Inc.	$1,301,475
42,600	Varian Semiconductor Equipment Associates, Inc. *	1,209,414
		7,831,592
	Information Technology - Software - 7.71%
14,600	BMC Software, Inc. *	542,536
20,600	Citrix Systems, Inc. *	757,256
273,300	Microsoft Corp.	7,578,609
122,500	Oracle Corp.	2,584,750
17,300	Salesforce.com, Inc. *	981,775
		12,444,926
	Materials - 2.87%
22,100	Agnico-Eagle Mines, Ltd.	1,183,013
55,300	Ecolab, Inc.	2,430,988
25,793	Nucor Corp.	1,027,851
		4,641,852
	Utilities - 1.05%
34,600	FPL Group, Inc.	1,698,860
	Total Common Stocks ( Cost $137,041,339 )	150,301,927

Par Value
CERTIFICATE OF DEPOSIT - 2.97%
$4,787,164	State Street Eurodollar, 0.010%, due 11/02/09	4,787,164
	Total Certificate of Deposit ( Cost $4,787,164 )	4,787,164
Shares
INVESTMENT COMPANIES - 6.13%
54,300	iShares Russell 1000, Growth Index Fund ETF	2,482,596
7,418,030	SSgA Prime Money Market Fund	7,418,030
	Total Investment Companies ( Cost $9,483,172 )	9,900,626
TOTAL INVESTMENTS - 102.19% ( Cost $151,311,675** )		164,989,717
NET OTHER ASSETS AND LIABILITIES - (2.19)%		(3,536,807)
TOTAL NET ASSETS - 100.00%		$161,452,910

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $154,026,114.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Mid Cap Value Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 96.88%
	Consumer Discretionary - 11.22%
4,500	AutoZone, Inc. *	$ 608,895
10,695	Choice Hotels International, Inc.	318,925
5,029	ITT Educational Services, Inc. *	454,370
20,800	Jack in the Box, Inc. *	390,208
10,685	Jarden Corp.	292,662
8,000	Omnicom Group, Inc.	274,240
26,470	Pulte Homes, Inc.	238,495
13,885	TJX Cos., Inc.	518,605
3,700	VF Corp.	262,848
		3,359,248
	Consumer Staples - 6.78%
6,100	Bunge, Ltd.	348,066
15,671	ConAgra Foods, Inc.	329,091
8,900	Kellogg Co.	458,706
6,500	Molson Coors Brewing Co., Class B	318,305
11,586	Wal-Mart Stores, Inc.	575,593
		2,029,761
	Energy - 10.77%
51,349	El Paso Corp.	503,734
25,270	Forest Oil Corp. *	495,292
17,485	Noble Corp.	712,339
10,670	Noble Energy, Inc.	700,272
20,370	PetroHawk Energy Corp. *	479,102
23,771	Tesoro Corp.	336,122
		3,226,861
	Financials - 16.28%
5,985	Ameriprise Financial, Inc.	207,500
30,170	Annaly Capital Management, Inc., REIT	510,175
14,445	Associated Banc-Corp.	185,040
6,683	AvalonBay Communities, Inc., REIT	459,657
2,585	BlackRock, Inc.	559,627
36,756	Fifth Third Bancorp	328,599
59,400	Host Hotels & Resorts, Inc., REIT	600,534
Shares		Value (Note 2)
12,485	JPMorgan Chase & Co.	$ 521,499
48,841	Keycorp	263,253
11,785	State Street Corp.	494,734
15,785	SunTrust Banks, Inc.	301,651
7,465	Vornado Realty Trust, REIT	444,615
		4,876,884
	Health Care - 5.55%
14,586	CIGNA Corp.	406,074
5,700	CR Bard, Inc.	427,899
4,800	Laboratory Corp. of America Holdings *	330,672
10,539	Life Technologies Corp. *	497,125
		1,661,770
	Industrials - 10.17%
5,786	Danaher Corp.	394,779
7,485	ITT Corp.	379,489
5,900	L-3 Communications Holdings, Inc.	426,511
8,500	Norfolk Southern Corp.	396,270
18,585	Quanta Services, Inc. *	394,002
7,600	Raytheon Co.	344,128
11,251	Republic Services, Inc.	291,513
12,485	Tyco International, Ltd.	418,872
		3,045,564
	Information Technology - 9.62%
5,987	Affiliated Computer Services, Inc., Class A *	311,863
14,185	Arrow Electronics, Inc. *	359,448
65,841	Brocade Communications Systems, Inc. *	564,916
10,885	KLA-Tencor Corp.	353,871
29,500	Maxim Integrated Products, Inc.	491,765
58,156	Micron Technology, Inc. *	394,879
18,386	Synopsys, Inc. *	404,492
		2,881,234
	Insurance - 8.80%
11,785	AON Corp.	453,840
11,600	Arch Capital Group, Ltd. *	781,492
13,785	Assurant, Inc.	412,585

See accompanying Notes to Financial Statements.

Mid Cap Value Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Insurance (continued)
12,685	Axis Capital Holdings, Ltd.	$ 366,470
31,161	Unum Group	621,662
		2,636,049
	Materials - 6.51%
10,900	Ecolab, Inc.	$ 479,164
8,773	FMC Corp.	448,300
2,635	Freeport-McMoRan Copper & Gold, Inc. *	193,303
6,100	Nucor Corp.	243,085
15,585	Pactiv Corp. *	359,858
6,185	Weyerhaeuser Co.	224,763
		1,948,473
	Telecommunication Services - 2.36%
8,509	CenturyTel, Inc.	276,202
14,286	Crown Castle International Corp. *	431,723
		707,925
	Utilities - 8.82%
14,785	Edison International	470,458
12,600	NRG Energy, Inc. *	289,674
7,985	Oneok, Inc.	289,137
12,685	Progress Energy, Inc.	476,068
13,286	Sempra Energy	683,565
22,971	Xcel Energy, Inc.	433,233
		2,642,135
	Total Common Stocks ( Cost $28,414,912 )	29,015,904
INVESTMENT COMPANY - 2.82%
845,247	SSgA Prime Money Market Fund	845,247
	Total Investment Company ( Cost $845,247 )	845,247
TOTAL INVESTMENTS - 99.70% ( Cost $29,260,159** )		29,861,151
NET OTHER ASSETS AND LIABILITIES - 0.30%		90,640
TOTAL NET ASSETS - 100.00%		$29,951,791

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $30,192,619.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Mid Cap Growth Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 91.21%
	Consumer Discretionary - 14.54%
5,490	AutoZone, Inc. *	$ 742,852
19,312	Bed Bath & Beyond, Inc. *	679,976
25,729	Carmax, Inc. *	506,090
32,120	Interactive Data Corp.	844,756
5,900	ITT Educational Services, Inc. *	533,065
44,700	Jack in the Box, Inc. *	838,572
12,458	Morningstar, Inc. *	635,607
7,736	Sears Holdings Corp. *	524,965
13,546	Tiffany & Co.	532,222
20,292	Yum! Brands, Inc.	668,621
		6,506,726
	Consumer Staples - 1.81%
16,547	Brown-Forman Corp., Class B	807,659
	Energy - 7.01%
9,400	EOG Resources, Inc.	767,604
22,695	Noble Corp.	924,594
12,491	Range Resources Corp.	625,174
18,865	Southwestern Energy Co. *	822,137
		3,139,509
	Financials - 10.39%
16,187	Aflac, Inc.	671,599
42,655	Brookfield Asset Management, Inc., Class A	891,490
36,304	Leucadia National Corp. *	815,751
2,375	Markel Corp. *	766,412
15,542	RLI Corp.	777,100
41,590	SEI Investments Co.	726,577
		4,648,929
	Health Care - 12.79%
11,772	Covance, Inc. *	608,377
10,200	CR Bard, Inc.	765,714
16,943	DENTSPLY International, Inc.	558,441
12,884	Idexx Laboratories, Inc. *	658,630
Shares		Value (Note 2)
11,261	Laboratory Corp. of America Holdings *	$ 775,770
16,900	St. Jude Medical, Inc. *	575,952
10,479	Techne Corp.	655,042
13,859	Varian Medical Systems, Inc. *	567,942
10,652	Zimmer Holdings, Inc. *	559,976
		5,725,844
	Industrials - 23.14%
22,655	Aecom Technology Corp. *	571,812
21,579	Copart, Inc. *	694,196
44,587	Covanta Holding Corp. *	766,005
21,945	Expeditors International of Washington, Inc.	707,068
18,637	Fastenal Co.	642,977
7,364	Flowserve Corp.	723,218
20,963	IDEX Corp.	595,978
16,200	Jacobs Engineering Group, Inc. *	685,098
23,031	Kaydon Corp.	805,855
23,715	Kirby Corp. *	801,567
34,205	Knight Transportation, Inc.	548,648
14,915	Middleby Corp. *	675,799
34,022	Ritchie Bros Auctioneers, Inc.	745,762
20,644	Wabtec Corp./DE	758,874
21,231	Waste Management, Inc.	634,382
		10,357,239
	Information Technology - 13.65%
18,135	Amphenol Corp., Class A	727,576
12,300	BMC Software, Inc. *	457,068
76,600	Brocade Communications Systems, Inc. *	657,228
14,162	Concur Technologies, Inc. *	504,733
11,923	Factset Research Systems, Inc.	763,668
20,196	FLIR Systems, Inc. *	561,651
12,100	Mantech International Corp., Class A *	530,706
40,700	Maxim Integrated Products, Inc.	678,469
36,805	Novellus Systems, Inc. *	757,447
16,934	Teradata Corp. *	472,120
		6,110,666

See accompanying Notes to Financial Statements.

Mid Cap Growth Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Materials - 5.83%
17,900	Cliffs Natural Resources, Inc.	$ 636,703
15,390	Ecolab, Inc.	676,545
8,551	Martin Marietta Materials, Inc.	712,469
23,052	Valspar Corp.	584,829
		2,610,546
	Telecommunication Services - 0.77%
5,504	Millicom International Cellular S.A. *	344,881
	Utilities - 1.28%
13,672	EQT Corp.	572,310
	Total Common Stocks ( Cost $35,970,043 )	40,824,309
INVESTMENT COMPANIES - 5.65%
8,201	iShares COMEX Gold Trust ETF *	841,997
1,687,907	SSgA Prime Money Market Fund	1,687,907
	Total Investment Companies ( Cost $2,444,088 )	2,529,904
TOTAL INVESTMENTS - 96.86% ( Cost $38,414,131** )		43,354,213
NET OTHER ASSETS AND LIABILITIES - 3.14%		1,403,630
TOTAL NET ASSETS - 100.00%		$44,757,843

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $38,636,437.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Small Cap Value Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 97.08%
	Consumer Discretionary - 17.22%
18,700	Arbitron, Inc.	$ 405,416
3,200	Bally Technologies, Inc. *	126,048
25,400	Cato Corp./The, Class A	500,634
8,800	CEC Entertainment, Inc. *	257,048
9,800	Choice Hotels International, Inc.	292,236
11,000	Dress Barn, Inc. *	198,550
19,200	Helen of Troy, Ltd. *	438,528
9,400	Hibbett Sports, Inc. *	176,156
7,600	Matthews International Corp., Class A	279,148
23,300	Sonic Corp. *	217,855
39,300	Stage Stores, Inc.	463,740
8,100	Tempur-Pedic International, Inc. *	156,897
5,700	Unifirst Corp./MA	239,799
		3,752,055
	Consumer Staples - 5.09%
9,500	Casey’s General Stores, Inc.	299,535
13,600	Herbalife, Ltd.	457,640
14,600	Lance, Inc.	352,152
		1,109,327
	Energy - 4.75%
14,300	Penn Virginia Corp.	289,575
2,600	SEACOR Holdings, Inc. *	211,302
6,400	St. Mary Land & Exploration Co.	218,240
5,600	Whiting Petroleum Corp. *	315,840
		1,034,957
	Financials - 21.80%
9,497	Acadia Realty Trust, REIT	151,002
700	Alleghany Corp. *	175,000
8,100	American Campus Communities, Inc., REIT	218,862
33,500	Ares Capital Corp.	349,740
10,700	Assured Guaranty, Ltd.	177,406
4,800	Credit Acceptance Corp. *	164,976
Shares		Value (Note 2)
20,500	Delphi Financial Group, Inc., Class A	$ 444,850
20,900	DiamondRock Hospitality Co., REIT *	159,049
7,100	Financial Federal Corp.	144,982
20,390	First Busey Corp.	78,909
26,200	First Midwest Bancorp, Inc./IL	272,480
16,920	International Bancshares Corp.	251,262
5,400	Mack-Cali Realty Corp., REIT	167,130
15,700	MB Financial, Inc.	280,716
14,500	NewAlliance Bancshares, Inc.	160,660
11,300	Platinum Underwriters Holdings, Ltd.	404,201
14,200	Realty Income Corp., REIT	329,156
4,900	Reinsurance Group of America, Inc.	225,890
7,489	Validus Holdings, Ltd.	189,472
21,000	Webster Financial Corp.	237,510
3,500	Westamerica Bancorporation	167,300
		4,750,553
	Health Care - 7.84%
12,000	Amsurg Corp. *	252,840
12,400	Centene Corp. *	221,092
10,200	Charles River Laboratories
	International, Inc. *	372,504
6,100	Corvel Corp. *	173,850
9,900	ICON PLC, ADR *	244,530
6,400	ICU Medical, Inc. *	224,000
22,000	Universal American Corp./NY *	220,000
		1,708,816
	Industrials - 20.44%
38,600	ACCO Brands Corp. *	233,916
7,000	Acuity Brands, Inc.	221,620
22,100	Albany International Corp., Class A	368,186
26,900	Belden, Inc.	617,355
24,227	Bowne & Co., Inc.	158,202
23,500	Carlisle Cos., Inc.	729,440
3,400	ESCO Technologies, Inc. *	133,552
14,100	GATX Corp.	383,238

See accompanying Notes to Financial Statements.

Small Cap Value Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Industrials (continued)
11,400	Genesee & Wyoming, Inc., Class A *	$ 330,714
7,200	Kirby Corp. *	243,360
15,400	Mueller Industries, Inc.	364,364
7,100	Sterling Construction Co., Inc. *	114,523
10,400	United Stationers, Inc. *	490,256
7,500	Vitran Corp., Inc. *	64,200
		4,452,926
	Information Technology - 9.61%
4,400	Coherent, Inc. *	110,572
13,000	Diebold, Inc.	393,120
19,800	Electronics for Imaging, Inc. *	230,868
9,600	MAXIMUS, Inc.	444,096
3,700	MTS Systems Corp.	98,050
24,100	NAM TAI Electronics, Inc.	133,755
18,100	Websense, Inc. *	290,686
13,400	Xyratex, Ltd. *	140,030
10,100	Zebra Technologies Corp., Class A *	252,500
		2,093,677
	Materials - 4.77%
8,300	Aptargroup, Inc.	293,073
6,400	Deltic Timber Corp.	272,000
27,800	Zep, Inc.	475,380
		1,040,453
	Utilities - 5.56%
9,600	Atmos Energy Corp.	267,360
4,550	New Jersey Resources Corp.	160,160
11,200	Unisource Energy Corp.	323,456
14,000	Westar Energy, Inc.	268,100
5,800	WGL Holdings, Inc.	191,748
		1,210,824
	Total Common Stocks ( Cost $20,739,344 )	21,153,588
Shares		Value (Note 2)
INVESTMENT COMPANY - 3.16%
688,502	SSgA Prime Money Market Fund	$688,502
	Total Investment Company (Cost $688,502 )	688,502
TOTAL INVESTMENTS - 100.24% ( Cost $21,427,846** )		21,842,090
NET OTHER ASSETS AND LIABILITIES - (0.24)%		(51,948)
TOTAL NET ASSETS - 100.00%		$21,790,142

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $21,872,073.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Small Cap Growth Fund Portfolio of Investments

Sector Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 98.40%
	Consumer Discretionary - 12.53%
4,300	Aaron’s, Inc.	$ 107,715
4,000	Aeropostale, Inc. *	150,120
800	Carter’s, Inc. *	18,880
2,600	Chico’s FAS, Inc. *	31,070
4,000	CKE Restaurants, Inc.	35,000
3,800	CROCS, Inc. *	23,104
2,000	DineEquity, Inc. *	42,320
7,900	Drew Industries, Inc. *	151,206
2,100	Gaylord Entertainment Co. *	31,563
3,100	Gymboree Corp. *	131,967
6,100	JOS A Bank Clothiers, Inc. *	249,978
600	Life Time Fitness, Inc. *	12,930
2,200	Maidenform Brands, Inc. *	30,888
10,100	Men’s Wearhouse, Inc./The	234,017
3,100	Meritage Homes Corp. *	56,544
6,800	PF Chang’s China Bistro, Inc. *	198,492
3,300	Pinnacle Entertainment, Inc. *	27,885
600	Red Robin Gourmet Burgers, Inc. *	10,026
11,700	Spartan Motors, Inc.	58,383
2,600	Tempur-Pedic International, Inc. *	50,362
600	Valassis Communications, Inc. *	10,938
5,700	WMS Industries, Inc. *	227,886
3,200	Zumiez, Inc. *	43,104
		1,934,378
	Consumer Staples - 3.42%
600	Coca-Cola Bottling Co. Consolidated	26,946
700	Flowers Foods, Inc.	16,352
950	Green Mountain Coffee Roasters, Inc. *	63,222
300	Ralcorp Holdings, Inc. *	16,110
5,400	Ruddick Corp.	144,288
7,100	United Natural Foods, Inc. *	171,181
8,100	Winn-Dixie Stores, Inc. *	89,829
		527,928
Shares		Value (Note 2)
	Energy - 7.07%
3,700	Atwood Oceanics, Inc. *	$ 131,313
3,800	CARBO Ceramics, Inc.	221,882
11,600	Carrizo Oil & Gas, Inc. *	268,888
800	Dril-Quip, Inc. *	38,872
1,100	GMX Resources, Inc. *	14,003
7,600	Hercules Offshore, Inc. *	38,988
2,500	Matrix Service Co. *	22,175
5,300	Penn Virginia Corp.	107,325
4,000	Petroleum Development Corp. *	66,800
9,400	RPC, Inc.	87,890
3,400	Stone Energy Corp. *	52,122
3,900	Superior Well Services, Inc. *	41,379
		1,091,637
	Financials - 8.60%
400	Cohen & Steers, Inc.	7,732
900	East West Bancorp, Inc.	8,127
5,200	eHealth, Inc. *	73,996
2,800	GAMCO Investors, Inc., Class A	118,132
400	Greenhill & Co., Inc.	34,492
2,400	Hancock Holding Co.	87,048
4,700	Highwoods Properties, Inc., REIT	129,344
4,900	KBW, Inc. *	137,200
5,900	Knight Capital Group, Inc., Class A *	99,415
12,900	Omega Healthcare Investors, Inc., REIT	195,564
4,100	Potlatch Corp., REIT	114,431
2,200	Stifel Financial Corp. *	114,312
2,200	SVB Financial Group *	90,750
37	Teton Advisors, Inc. (L)(T)*	–
3,100	Tower Group, Inc.	76,198
1,600	World Acceptance Corp. *	40,144
		1,326,885
	Health Care - 15.20%
900	Abaxis, Inc. *	20,538
1,500	Acorda Therapeutics, Inc. *	32,595

See accompanying Notes to Financial Statements.

Small Cap Growth Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Health Care (continued)
11,000	Alkermes, Inc. *	$ 87,670
14,000	Allscripts-Misys Healthcare Solutions, Inc. *	273,000
700	AMAG Pharmaceuticals, Inc. *	26,446
11,200	American Medical Systems Holdings, Inc. *	172,704
14,600	AMN Healthcare Services, Inc. *	121,472
1,900	Amylin Pharmaceuticals, Inc. *	20,976
1,500	Analogic Corp.	56,010
28,100	Arena Pharmaceuticals, Inc. *	99,193
1,300	BioCryst Pharmaceuticals, Inc. *	11,609
3,500	Centene Corp. *	62,405
2,300	Cepheid, Inc. *	30,521
600	Chemed Corp.	27,192
6,200	Cubist Pharmaceuticals, Inc. *	105,028
1,800	Dendreon Corp. *	45,486
7,100	Emeritus Corp. *	132,486
8,200	ev3, Inc. *	96,596
1,100	Incyte Corp., Ltd. *	6,479
1,900	Landauer, Inc.	98,401
3,900	MAP Pharmaceuticals, Inc. *	32,058
7,100	Medicines Co./The *	51,049
600	Medicis Pharmaceutical Corp., Class A	12,702
400	Myriad Genetics, Inc. *	9,712
1,775	Myriad Pharmaceuticals, Inc. *	9,798
1,900	National Healthcare Corp.	68,343
2,300	Novavax, Inc. *	8,832
900	Orexigen Therapeutics, Inc. *	5,814
500	OSI Pharmaceuticals, Inc. *	16,110
6,500	PSS World Medical, Inc. *	131,430
1,500	Psychiatric Solutions, Inc. *	30,960
4,000	Regeneron Pharmaceuticals, Inc. *	62,800
2,200	Theravance, Inc. *	30,734
800	United Therapeutics Corp. *	34,032
5,800	Valeant Pharmaceuticals International *	170,520
600	Vanda Pharmaceuticals, Inc. *	6,120
5,600	Viropharma, Inc. *	42,224
1,900	West Pharmaceutical Services, Inc.	74,993
1,200	XenoPort, Inc. *	20,052
		2,345,090
	Industrials - 21.42%
8,000	AAR Corp. *	156,880
6,000	Actuant Corp., Class A	93,660
2,300	Advanced Battery Technologies, Inc. *	7,728
1,000	Beacon Roofing Supply, Inc. *	14,360
3,600	Bucyrus International, Inc.	159,912
1,900	Deluxe Corp.	27,037
700	EMCOR Group, Inc. *	16,534
Shares		Value (Note 2)
28,200	EnergySolutions, Inc.	$ 235,188
1,500	EnerNOC, Inc. *	43,095
900	Esterline Technologies Corp. *	37,899
3,400	Franklin Electric Co., Inc.	92,752
9,000	GeoEye, Inc. *	228,330
500	GrafTech International, Ltd. *	6,750
8,700	Heartland Express, Inc.	118,320
2,700	Herman Miller, Inc.	41,715
15,000	Hexcel Corp. *	165,000
1,900	ICF International, Inc. *	54,435
7,000	Korn/Ferry International *	111,720
600	Lindsay Corp.	19,698
16,900	MasTec, Inc. *	199,420
5,300	Mcgrath Rentcorp	104,675
2,100	Middleby Corp. *	95,151
4,000	Mine Safety Appliances Co.	101,960
4,500	Moog, Inc., Class A *	112,365
14,800	MPS Group, Inc. *	200,096
900	Multi-Color Corp.	11,943
7,300	Old Dominion Freight Line, Inc. *	189,727
1,000	Orbital Sciences Corp. *	12,880
2,500	RBC Bearings, Inc. *	53,775
5,600	Resources Connection, Inc. *	96,712
2,100	Rollins, Inc.	37,968
3,400	SYKES Enterprises, Inc. *	80,716
2,300	Triumph Group, Inc.	107,663
2,800	United Stationers, Inc. *	131,992
1,900	Valmont Industries, Inc.	137,313
		3,305,369
	Information Technology - Other - 22.42%
5,800	Adtran, Inc.	133,632
10,300	Advanced Energy Industries, Inc. *	125,763
3,500	Advent Software, Inc. *	133,770
3,900	Anixter International, Inc. *	163,215
3,700	ANSYS, Inc. *	150,146
14,700	Benchmark Electronics, Inc. *	246,960
600	CommScope, Inc. *	16,212
7,500	Concur Technologies, Inc. *	267,300
5,000	CSG Systems International, Inc. *	81,700
1,700	Cymer, Inc. *	58,208
700	DealerTrack Holdings, Inc. *	11,536
6,800	EPIQ Systems, Inc. *	85,748
1,900	Equinix, Inc. *	162,108
1,800	Factset Research Systems, Inc.	115,290
12,500	Harmonic, Inc. *	65,625
4,600	j2 Global Communications, Inc. *	94,070
5,700	Littelfuse, Inc. *	157,092
2,200	MAXIMUS, Inc.	101,772

See accompanying Notes to Financial Statements.

Small Cap Growth Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Information Technology - Other (continued)
1,600	Mentor Graphics Corp. *	$ 11,680
700	Micros Systems, Inc. *	18,844
5,500	Novatel Wireless, Inc. *	49,060
900	NVE Corp. *	33,660
2,100	Plexus Corp. *	53,130
6,600	Polycom, Inc. *	141,702
6,000	Progress Software Corp. *	138,600
3,700	Quest Software, Inc. *	62,049
900	RightNow Technologies, Inc. *	13,734
6,700	Scansource, Inc. *	170,113
4,600	Smith Micro Software, Inc. *	41,768
800	STEC, Inc. *	17,056
3,100	Sybase, Inc. *	122,636
2,100	Synaptics, Inc. *	47,250
1,800	THQ, Inc. *	9,414
1,900	TNS, Inc. *	53,694
700	TTM Technologies, Inc. *	7,119
22,300	Valueclick, Inc. *	219,432
2,000	VeriFone Holdings, Inc. *	26,600
1,800	Viasat, Inc. *	52,470
		3,460,158
	Information Technology - Semiconductors - 5.46%
800	Cypress Semiconductor Corp. *	6,744
12,200	IXYS Corp. *	81,740
9,000	MKS Instruments, Inc. *	140,760
6,400	Netlogic Microsystems, Inc. *	243,264
6,700	PMC - Sierra, Inc. *	57,084
8,300	Ultratech, Inc. *	107,236
6,500	Varian Semiconductor Equipment Associates, Inc. *	184,535
900	Veeco Instruments, Inc. *	21,915
		843,278
Shares		Value (Note 2)
	Materials - 1.71%
5,600	Allied Nevada Gold Corp. *	$ 53,480
2,800	Deltic Timber Corp.	119,000
600	Haynes International, Inc. *	16,992
4,200	LSB Industries, Inc. *	52,080
700	Solutia, Inc. *	7,700
700	WR Grace & Co. *	15,323
		264,575
	Telecommunication Services - 0.56%
11,500	Premiere Global Services, Inc. *	85,905
	Total Common Stocks ( Cost $14,013,475 )	15,185,203
INVESTMENT COMPANY - 1.67%
257,450	SSgA Prime Money Market Fund	257,450
	Total Investment Company ( Cost $257,450 )	257,450
TOTAL INVESTMENTS - 100.07% ( Cost $14,270,925** )		15,442,653
NET OTHER ASSETS AND LIABILITIES - (0.07)%		(10,013)
TOTAL NET ASSETS - 100.00%		$15,432,640

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $14,335,247.
(L)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
(T)	Illiquid security.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

International Stock Fund Portfolio of Investments

Geographical Allocation as a Percentage of Net Assets
as of October 31, 2009

Shares		Value (Note 2)
COMMON STOCKS - 96.69%
	Australia - 1.09%
26,314	ABC Learning Centres, Ltd. (L)(T)*	$ –
79,900	QBE Insurance Group, Ltd.	1,614,320
	Belgium - 2.04%
64,233	Anheuser-Busch InBev N.V.	3,026,482
	Brazil - 2.90%
123,200	Banco do Brasil S.A.	1,991,503
250,100	Companhia Brasileira de Meios de Pagamento	2,314,480
		4,305,983
	Canada - 1.36%
63,900	TELUS Corp.	2,016,302
	China - 1.34%
2,501,900	Industrial & Commercial Bank of China	1,989,965
	Denmark - 1.00%
23,700	Novo Nordisk A/S, B Shares	1,477,730
	France - 8.73%
48,798	BNP Paribas	3,680,480
26,032	Groupe Danone S.A.	1,568,157
56,749	Sanofi-Aventis S.A.	4,158,656
59,331	Total S.A.	3,542,090
		12,949,383
	Germany - 8.34%
22,368	Allianz SE	2,570,159
21,600	Bayerische Motoren Werke AG	1,058,131
61,000	Daimler AG	2,977,282
12,288	Merck KGaA	1,158,710
28,000	SAP AG	1,268,567
36,974	Siemens AG	3,340,314
		12,373,163
	Hong Kong - 2.58%
414,620	Esprit Holdings, Ltd.	2,716,871
197,000	Kerry Properties, Ltd.	1,109,681
		3,826,552
Shares		Value (Note 2)
	India - 0.62%
849,800	Idea Cellular, Ltd. *	$ 918,612
	Ireland - 1.33%
80,940	CRH PLC	1,979,194
	Italy - 0.99%
61,900	Atlantia SpA	1,468,659
	Japan - 15.72%
16,600	Benesse Holdings, Inc.	732,100
100,100	Canon, Inc.	3,735,381
50,640	Daito Trust Construction Co., Ltd.	2,105,360
15,800	Fanuc, Ltd.	1,319,723
47,100	Honda Motor Co., Ltd.	1,449,322
90,600	HOYA Corp.	1,973,128
169	INPEX Corp.	1,375,070
337	KDDI Corp.	1,780,712
6,700	Keyence Corp.	1,321,962
93,000	Kubota Corp.	717,454
96,800	Mitsubishi Corp.	2,056,393
112,000	Mitsubishi Estate Co., Ltd.	1,691,076
234,500	Nomura Holdings, Inc.	1,631,802
31,000	Secom Co., Ltd.	1,441,738
		23,331,221
	Mexico - 0.92%
70,600	Grupo Televisa S.A., ADR	1,366,816
	Netherlands - 1.58%
88,438	TNT N.V.	2,349,168
	Norway - 1.03%
125,600	Aker Solutions ASA	1,523,186
	Russia - 1.00%
25,700	Lukoil OAO, ADR	1,484,948
	Singapore - 0.90%
643,300	Singapore Telecommunications, Ltd.	1,335,651

See accompanying Notes to Financial Statements.

International Stock Fund Portfolio of Investments

Shares		Value (Note 2)
COMMON STOCKS (continued)
	Spain - 3.15%
118,000	Banco Bilbao Vizcaya Argentaria S.A.	$2,119,069
158,004	Banco Santander S.A.	2,549,894
		4,668,963
	Sweden - 1.23%
170,460	Telefonaktiebolaget LM Ericsson,
	B Shares	1,827,504
	Switzerland - 11.55%
68,724	Credit Suisse Group AG	3,676,747
26,700	Julius Baer Group, Ltd.	1,006,741
48,470	Nestle S.A.	2,256,758
44,085	Novartis AG	2,303,320
17,047	Roche Holding AG	2,735,702
116,300	UBS AG *	1,950,738
14,027	Zurich Financial Services AG	3,216,392
		17,146,398
	Turkey - 0.72%
160,500	Turkcell Iletisim Hizmet AS	1,064,365

	United Kingdom - 26.57%
404,415	BAE Systems PLC	2,090,139
439,100	Barclays PLC *	2,307,330
121,851	BG Group PLC	2,109,705
352,752	BP PLC	3,336,501
241,600	British Airways PLC *	720,186
45,384	British American Tobacco PLC	1,455,350
881,202	BT Group PLC	1,889,455
23,808	Cairn Energy PLC *	1,033,775
315,583	HSBC Holdings PLC	3,504,530
1	IG Group Holdings PLC	5
226,556	Informa PLC	1,091,500
301,106	International Power PLC	1,258,798
1,470,800	Lloyds Banking Group PLC *	2,089,743
230,807	Prudential PLC	2,103,289
267,820	QinetiQ Group PLC	720,942
90,900	Standard Chartered PLC	2,241,818
293,795	Tesco PLC	1,969,054
113,300	Unilever PLC	3,405,969
1,171,864	Vodafone Group PLC	2,603,955
177,663	WPP PLC	1,600,161
132,200	Xstrata PLC *	1,901,767
		39,433,972
	Total Common Stocks ( Cost $136,506,069 )	143,478,537

Shares		Value (Note 2)
INVESTMENT COMPANY - 1.23%
	United States - 1.23%
1,820,360	SSgA Prime Money Market Fund	$1,820,360
	Total Investment Company ( Cost $1,820,360 )	1,820,360
TOTAL INVESTMENTS - 97.92% ( Cost $138,326,429** )		145,298,897
NET OTHER ASSETS AND LIABILITIES - 2.08%		3,091,291
TOTAL NET ASSETS - 100.00%		$148,390,188

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $140,284,532.
(L)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
(T)	Illiquid security.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

International Stock Fund Portfolio of Investments

OTHER INFORMATION:
Industry Concentration
% of Net Assets
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	8.7%
Pharmaceuticals	8.0%
Insurance	6.4%
Capital Markets	4.9%
Food Products	4.9%
Wireless Telecommunication Services	4.5%
Automobiles	3.7%
Commercial Services & Supplies	3.5%
Diversified Telecommunication Services	3.4%
Net Other Assets & Liabilities	3.3%
Real Estate Management & Development	3.3%
Electrical Equipment	3.2%
Distributors	3.2%
Media	2.7%
Office Electronics	2.5%
Electronic Equipment & Instruments	2.2%
Beverages	2.0%
% of Net Assets
Air Freight & Logistics	1.6%
Aerospace & Defense	1.4%
Machinery	1.4%
Construction Materials	1.3%
Food & Staples Retailing	1.3%
Metals & Mining	1.3%
Communications Equipment	1.2%
Construction & Engineering	1.0%
Tobacco	1.0%
Software	0.9%
Electric Utilities	0.9%
Industrial Conglomerates	0.5%
Diversified Financial Services*	0.0%
100.0%
*Rounds to 0.0%

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of October 31, 2009

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$12,615,336	$27,089,399	$9,726,884
Affiliated issuers[4]	24,320,689	67,202,731	23,544,445
Net unrealized appreciation (depreciation)
Unaffiliated issuers	427,130	(511,171)	(908,385)
Affiliated issuers[4]	(669,880)	(5,791,331)	(2,520,194)
Total investments at value	36,693,275	87,989,628	29,842,750
Receivables:
Investments sold	–	–	2,293
Fund shares sold	475,576	115,621	31,503
Dividends and interest	6	7	6
Due from Adviser	–	–	818
Other assets	1,715	–	240
Total assets	37,170,572	88,105,256	29,877,610
Liabilities:
Payables:
Investments purchased	207,148	20,291	–
Fund shares repurchased	13,282	72,071	12,023
Advisory agreement fees	6,158	15,181	5,217
Service agreement fees	358	11,388	–
Distribution fees – Class B	3,935	13,122	4,920
Distribution fees – Class C	2,163	2,010	271
Shareholder servicing fees	7,697	18,977	6,522
Accrued expenses and other payables	5,839	5,839	5,839
Total liabilities	246,580	158,879	34,792
Net Assets	$36,923,992	$87,946,377	$29,842,818
Net Assets consist of:
Paid-in capital	$40,837,078	$107,259,618	$38,088,716
Accumulated undistributed net investment income	88,494	653,157	137,731
Accumulated net realized loss on investments sold and foreign currency related transactions	(3,758,830)	(13,663,896)	(4,955,050)
Net unrealized depreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	(242,750)	(6,302,502)	(3,428,579)
Net Assets	$36,923,992	$87,946,377	$29,842,818
Class A Shares:
Net Assets	$27,224,878	$64,631,041	$21,855,279
Shares of beneficial interest outstanding	2,915,161	7,369,075	2,692,474
Net Asset Value and redemption price per share[1]	$ 9.34	$ 8.77	$ 8.12
Sales charge of offering price[2]	0.57	0.54	0.50
Maximum offering price per share	$ 9.91	$ 9.31	$ 8.62
Class B Shares:
Net Assets	$6,287,075	$20,221,546	$7,517,879
Shares of beneficial interest outstanding	672,847	2,319,916	934,073
Net Asset Value and redemption price per share[1]	$ 9.34	$ 8.72	$ 8.05
Class C Shares[3]:
Net Assets	$3,412,039	$3,093,790	$ 469,660
Shares of beneficial interest outstanding	364,968	354,616	58,283
Net Asset Value and redemption price per share[1]	$ 9.35	$ 8.72	$ 8.06

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation Funds.
[3]	Class C shares commenced investment operations on February 29, 2008.
[4]	See Note 10 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of October 31, 2009

	Cash Reserves Fund	Bond Fund	High Income Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$16,922,245	$192,522,719	$103,700,424
Net unrealized appreciation
Unaffiliated issuers	–	6,494,191	6,198,215
Total investments at value	16,922,245	199,016,910	109,898,639
Receivables:
Investments sold	–	–	922,120
Fund shares sold	22,562	219,313	227,158
Dividends and interest	23,915	1,553,681	2,274,968
Due from Adviser	7,478	–	–
Total assets	16,976,200	200,789,904	113,322,885
Liabilities:
Bank overdrafts	–	6,848	38,336
Payables:
Investments purchased	–	–	2,381,661
Fund shares repurchased	27,226	50,805	35,936
Advisory agreement fees	–	84,864	51,342
Service agreement fees	–	17,515	8,800
Distribution fees – Class B	2,114	6,006	3,014
Shareholder servicing fees	–	11,343	6,438
Accrued expenses and other payables	6,606	5,444	8,120
Total liabilities	35,946	182,825	2,533,647
Net Assets	$16,940,254	$200,607,079	$110,789,238
Net Assets consist of:
Paid-in capital	$16,940,254	$195,487,072	$114,508,538
Accumulated undistributed net investment income (loss)	–	35,221	68,947
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	–	(1,409,405)	(9,986,462)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	–	6,494,191	6,198,215
Net Assets	$16,940,254	$200,607,079	$110,789,238
Class A Shares:
Net Assets	$13,690,192	$44,098,862	$25,683,876
Shares of beneficial interest outstanding	13,692,501	4,360,717	3,856,852
Net Asset Value and redemption price per share[1]	$1.00	$10.11	$6.66
Sales charge of offering price[2]	–	0.48	0.31
Maximum offering price per share	$1.00	$ 10.59	$6.97
Class B Shares:
Net Assets	$3,250,062	$9,363,263	$4,711,522
Shares of beneficial interest outstanding	3,252,863	925,580	699,008
Net Asset Value and redemption price per share[1]	$ 1.00	$ 10.12	$ 6.74
Class Y Shares[3]:
Net Assets		$147,144,954	$80,393,840
Shares of beneficial interest outstanding		14,557,358	12,092,338
Net Asset Value and redemption price per share[1]		$ 10.11	$ 6.65
[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 5.75% for the Cash Reserves Fund; and 4.50% for the Bond and High Income Funds.
[3]	The Cash Reserves Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of October 31, 2009

	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$86,886,077	$149,717,394	$151,311,675
Net unrealized appreciation (depreciation)
Unaffiliated issuers	1,942,972	(3,976,767)	13,678,042
Total investments at value	88,829,049	145,740,627	164,989,717
Foreign currency (cost of $131,021)(Note 2)	–	–	–
Receivables:
Investments sold	–	2,437,503	2,965,611
Fund shares sold	16,382	279,574	281,634
Dividends and interest	667,538	260,503	81,250
Due from Adviser	–	–	–
Other assets	456	–	–
Total assets	89,513,425	148,718,207	168,318,212
Liabilities:
Payables:
Investments purchased	–	4,482,516	6,691,165
Fund shares repurchased	74,244	59,155	25,573
Advisory agreement fees	50,048	67,903	104,597
Service agreement fees	6,826	35,278	18,724
Distribution fees – Class B	11,845	6,400	6,334
Shareholder servicing fees	22,709	14,097	11,991
Dividend payable	5,062	–	–
Accrued expenses and other payables	6,823	6,918	6,918
Total liabilities	177,557	4,672,267	6,865,302
Net Assets	$89,335,868	$144,045,940	$161,452,910
Net Assets consist of:
Paid-in capital	$105,649,682	$176,114,421	$184,973,715
Accumulated undistributed net investment income (loss)	(4,780)	1,884,254	665,507
Accumulated net realized loss on investments sold and foreign currency related transactions	(18,252,006)	(29,975,968)	(37,864,354)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions)	1,942,972	(3,976,767)	13,678,042
Net Assets	$89,335,868	$144,045,940	$161,452,910
Class A Shares:
Net Assets	$71,014,012	$54,241,720	$45,397,813
Shares of beneficial interest outstanding	6,982,862	5,133,025	3,452,347
Net Asset Value and redemption price per share[1]	$ 10.17	$ 10.57	$ 13.15
Sales charge of offering price[2]	0.62	0.64	0.80
Maximum offering price per share	$ 10.79	$ 11.21	$ 13.95
Class B Shares:
Net Assets	$18,321,856	$9,637,504	$9,665,516
Shares of beneficial interest outstanding	1,792,683	928,387	794,863
Net Asset Value and redemption price per share[1]	$ 10.22	$ 10.38	$ 12.16
Class Y Shares[3]:
Net Assets		$80,166,716	$106,389,581
Shares of beneficial interest outstanding		7,577,445	8,040,179
Net Asset Value and redemption price per share[1]		$ 10.58	$ 13.23

[1]	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
[2]	Sales charge of offering price is 5.75% for the Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, and International Stock Funds.
[3]	The Diversified Income Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of October 31, 2009

Mid Cap Value Fund	Mid Cap Growth Fund	Small Cap Value Fund	Small Cap Growth Fund	International Stock Fund

$29,260,159	$38,414,131	$21,427,846	$14,270,925	$138,326,429

600,992	4,940,082	414,244	1,171,728	6,972,468
29,861,151	43,354,213	21,842,090	15,442,653	145,298,897
–	–	–	–	130,613

575,980	1,540,692	49,533	–	3,288,639
6,417	52,323	13,125	131	153,125
35,711	12,334	13,509	6,182	294,462
3,325	–	3,634	4,943	–
552	–	–	–	97,407
30,483,136	44,959,562	21,921,891	15,453,909	149,263,143

–	–	–	–	–

478,625	145,182	105,010	–	656,055
10,102	5,067	–	–	33,931
25,442	29,619	19,383	14,147	136,612
–	7,562	–	–	27,320
3,701	2,823	67	51	3,381
6,294	4,732	310	92	6,194
7,181	6,734	6,979	6,979	9,462
531,345	201,719	131,749	21,269	872,955
$29,951,791	$44,757,843	$21,790,142	$15,432,640	$148,390,188

$44,601,539	$62,101,187	$24,833,343	$24,794,951	$163,586,985
139,340	–	47,176	–	2,151,328
(15,390,080)	(22,283,426)	(3,504,621)	(10,534,039)	(24,326,387)

600,992	4,940,082	414,244	1,171,728	6,978,262
$29,951,791	$44,757,843	$21,790,142	$15,432,640	$148,390,188

$22,692,601	$17,138,329	$1,301,521	$ 314,403	$23,094,237
2,686,142	3,462,017	157,938	52,089	2,324,303
$ 8.45	$ 4.95	$ 8.24	$ 6.04	$ 9.94
0.52	0.30	0.50	0.37	0.61
$ 8.97	$ 5.25	$ 8.74	$ 6.41	$ 10.55

$5,497,868	$4,230,789	$ 100,014	$ 74,394	$5,108,527
690,162	919,006	12,234	12,588	523,211
$ 7.97	$ 4.60	$ 8.18	$ 5.91	$ 9.76

$1,761,322	$23,388,725	$20,388,607	$15,043,843	$120,187,424
205,633	4,681,547	2,480,225	2,476,475	12,082,908
$ 8.57	$ 5.00	$ 8.22	$ 6.07	$ 9.95

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended October 31, 2009

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income:
Interest	$ 511	$ 490	$ 556
Dividends
Unaffiliated issuers	373,959	582,416	122,814
Affiliated issuers[1]	682,494	1,361,546	301,781
Total investment income	1,056,964	1,944,452	425,151
Expenses:
Advisory agreement fees	60,116	147,366	47,392
Service agreement fees	125,483	222,303	141,830
Audit fees	16,670	16,670	16,670
Trustees’ fees	5,617	9,741	4,872
Distribution fees – Class B	41,155	133,569	48,035
Distribution fees – Class C	18,758	18,041	2,025
Shareholder servicing fees – Class A	55,173	133,671	42,554
Shareholder servicing fees – Class B	13,718	44,523	16,012
Shareholder servicing fees – Class C	6,253	6,014	675
Total expenses before reimbursement	342,943	731,898	320,065
Less reimbursement	(72,625)	(64,506)	(104,132)
Total expenses net of reimbursement	270,318	667,392	215,933
Net Investment Income (Loss)	786,646	1,277,060	209,218
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (including net realized loss on foreign currency related transactions)
Unaffiliated issuers	(1,750,635)	(6,761,769)	(2,341,563)
Affiliated issuers[1]	(762,957)	(1,791,526)	(677,524)
Capital gain distributions received from underlying funds
Unaffiliated issuers	95,539	154,973	20,160
Affiliated issuers[1]	63,581	265,243	105,611
Net change in unrealized appreciation on investments (including a net unrealized appreciation on foreign currency related transactions)	5,774,390	16,999,492	6,383,193
Net Realized and Unrealized Gain on Investments	3,419,918	8,866,413	3,489,877
Net Increase in Net Assets from Operations	$4,206,564	$10,143,473	$3,699,095

[1]	See Note 10 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended October 31, 2009

	Cash Reserves Fund	Bond Fund	High Income Fund
Investment Income:
Interest	$85,117	$7,250,972	$7,670,874
Securities lending income (loss)	–	(1,224)	844
Total investment income	85,117	7,249,748	7,671,718
Expenses:
Advisory agreement fees	84,389	920,501	479,986
Service agreement fees	63,085	304,227	183,219
Audit fees	16,650	17,811	23,165
Trustees’ fees	5,104	21,825	10,217
Distribution fees – Class B	34,472	93,769	37,286
Shareholder servicing fees – Class A	–	103,192	52,916
Shareholder servicing fees – Class B	–	31,256	12,429
Total expenses before reimbursement/waiver	203,700	1,492,581	799,218
Less reimbursement/waiver[1]	(130,328)	(67,712)	(42,061)
Total expenses net of reimbursement/waiver	73,372	1,424,869	757,157
Net Investment Income	11,745	5,824,879	6,914,561
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	–	(867,253)	(2,161,856)
Net change in unrealized appreciation on investments (including a net unrealized appreciation (depreciation) on foreign currency related transactions)	–	12,348,829	18,740,825
Net Realized and Unrealized Gain on Investments	–	11,481,576	16,578,969
Net Increase in Net Assets from Operations	$ 1,745	$17,306,455	$23,493,530

[1]	Waiver includes advisory agreement fees of $45,611 and distribution fees of $31, 526 for the Cash Reserves Fund.

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended October 31, 2009

	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Interest	$2,922,844	$ 4,489	$ 3,708
Dividends
Unaffiliated issuers	1,592,247	3,826,891	2,088,771
Less: Foreign taxes withheld	(342)	(47)	(111)
Securities lending income	1,185	2,848	2,567
Total investment income	4,515,934	3,844,181	2,114,935
Expenses:
Advisory agreement fees	574,699	676,140	994,038
Service agreement fees	299,523	443,825	374,784
Audit fees	19,972	19,908	19,908
Trustees’ fees	11,796	15,043	15,115
Distribution fees – Class B	158,848	79,858	77,483
Shareholder servicing fees – Class A	168,089	126,237	98,745
Shareholder servicing fees – Class B	52,949	26,619	25,828
Total expenses before reimbursement	1,285,876	1,387,630	1,605,901
Less reimbursement	(154,461)	(5,566)	(144,730)
Total expenses net of reimbursement	1,131,415	1,382,064	1,461,171
Net Investment Income (Loss)	3,384,519	2,462,117	653,764
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments (including net realized gain (loss) on foreign currency related transactions)[1]
Unaffiliated issuers	(14,421,210)	(19,479,396)	(18,703,861)
Net change in unrealized appreciation on investments (including a net unrealized appreciation (depreciation) on foreign currency related transactions)[2]	16,427,702	21,040,702	42,903,330
Net Realized and Unrealized Gain on Investments	2,006,492	1,561,306	24,199,469
Net Increase in Net Assets from Operations	$5,391,011	$4,023,423	$24,853,233

[1]	Includes foreign capital gains taxes paid of $16,476 for the International Stock Fund.
[2]	Net of deferred foreign capital gains taxes of $1,967 for the International Stock Fund.

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended October 31, 2009

Mid Cap Value Fund	Mid Cap Growth Fund	Small Cap Value Fund	Small Cap Growth Fund	International Stock Fund

$ 6,634	$ 6,260	$ 3,937	$ 2,604	$ 30,129

745,484	289,445	343,611	110,970	4,523,262
(375)	(2,080)	–	–	(381,832)
591	629	–	–	507
752,334	294,254	347,548	113,574	4,172,066

272,767	279,988	172,143	133,995	1,280,031
157,849	182,006	82,089	77,785	477,914
20,696	19,356	20,092	20,092	27,541
5,394	5,696	4,293	3,979	14,412
45,752	30,602	573	417	37,766
49,525	36,404	2,489	745	48,300
15,250	10,201	191	139	12,589
567,233	564,253	281,870	237,152	1,898,553
(126,516)	(57,730)	(63,438)	(68,358)	(154,143)
440,717	506,523	218,432	168,794	1,744,410
311,617	(212,269)	129,116	(55,220)	2,427,656

(9,236,966)	(12,037,896)	(1,830,712)	(6,258,063)	(22,836,035)

11,981,862	20,149,167	4,873,179	6,223,052	49,194,079
2,744,896	8,111,271	3,042,467	(35,011)	26,358,044
$3,056,513	$7,899,002	$3,171,583	$(90,231)	$28,785,700

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Conservative Allocation Fund
Year Ended October 31,	2009	2008
Net Assets at beginning of period	$27,457,417	$20,175,979
Increase (decrease) in net assets from operations:
Net investment income (loss)	786,646	688,461
Net realized loss	(2,354,472)	(1,310,854)
Net change in unrealized appreciation (depreciation)	5,774,390	(6,508,819)
Net increase (decrease) in net assets from operations	4,206,564	(7,131,212)
Distributions to shareholders from:
Net investment income
Class A	(1,001,065)	(399,196)
Class B	(191,959)	(77,260)
Class C	(83,851)	–
Net realized gains
Class A	–	(49,980)
Class B	–	(13,959)
Total distributions	(1,276,875)	(540,395)
Capital Stock transactions:
Class A Shares
Shares sold	9,874,441	15,611,812
Issued to shareholders in reinvestment of distributions	991,489	444,548
Shares redeemed	(5,565,678)	(6,646,140)
Net increase from capital stock transactions	5,300,252	9,410,220
Class B Shares
Shares sold	2,290,041	4,473,474
Issued to shareholders in reinvestment of distributions	189,510	89,168
Shares redeemed	(2,216,154)	(1,688,492)
Net increase from capital stock transactions	263,397	2,874,150
Class C Shares[1]
Shares sold	1,633,492	2,945,126
Issued to shareholders in reinvestment of distributions	83,576	–
Shares redeemed	(743,831)	(276,451)
Net increase from capital stock transactions	973,237	2,668,675
Total increase (decrease) in net assets	9,466,575	7,281,438
Net Assets at end of period	$36,923,992	$27,457,417
Undistributed net investment income	$ 88,494	$ 541,525
Capital Share transactions:
Class A Shares
Shares sold	1,145,414	1,506,343
Issued to shareholders in reinvestment of distributions	116,698	41,781
Shares redeemed	(663,437)	(669,741)
Net increase from capital stock transactions	598,675	878,383
Class B Shares
Shares sold	263,886	436,991
Issued to shareholders in reinvestment of distributions	22,362	8,372
Shares redeemed	(262,599)	(173,117)
Net increase from capital stock transactions	23,649	272,246
Class C Shares[1]
Shares sold	185,898	288,170
Issued to shareholders in reinvestment of distributions	9,841	–
Shares redeemed	(89,769)	(29,172)
Net increase from capital stock transactions	105,970	258,998

[1]	Class C shares commenced investment operations on February 29, 2008.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Moderate Allocation Fund		Aggressive Allocation Fund
2009	2008	2009	2008
$70,203,036	$76,137,458	$21,254,380	$26,058,356

1,277,060	982,885	209,218	(40,895)
(8,133,079)	(5,126,914)	(2,893,316)	(1,831,708)
16,999,492	(27,654,200)	6,383,193	(12,109,445)
10,143,473	(31,798,229)	3,699,095	(13,982,048)

(983,056)	(878,404)	(76,578)	(205,602)
(218,911)	(161,220)	–	(26,790)
(23,963)	–	–	–

–	(377,095)	–	(151,810)
–	(135,542)	–	(60,949)
(1,225,930)	(1,552,261)	(76,578)	(445,151)

17,769,059	35,265,296	6,876,110	11,668,989
978,110	1,249,257	76,555	357,240
(10,972,268)	(18,328,636)	(2,722,016)	(5,648,103)
7,774,901	18,185,917	4,230,649	6,378,126

5,580,531	10,912,216	1,963,764	4,238,934
217,667	294,553	–	87,324
(5,354,642)	(4,891,467)	(1,431,446)	(1,409,196)
443,556	6,315,302	532,318	2,917,062

1,233,059	3,234,664	283,975	457,990
19,723	–	–	–
(645,441)	(319,815)	(81,021)	(129,955)
607,341	2,914,849	202,954	328,035
17,743,341	(5,934,422)	8,588,438	(4,803,976)
$87,946,377	$70,203,036	$29,842,818	$21,254,380
$ 653,157	$ 557,239	$ 137,731	$ –

2,270,585	3,363,454	982,720	1,108,171
129,038	111,940	11,358	30,559
(1,445,643)	(1,825,199)	(392,225)	(549,883)
953,980	1,650,195	601,853	588,847

718,101	1,049,059	294,040	403,281
28,716	26,370	–	7,470
(700,659)	(489,243)	(209,811)	(141,655)
46,158	586,186	84,229	269,096

162,462	309,434	37,993	45,361
2,599	–	–	–
(85,898)	(33,981)	(11,902)	(13,169)
79,163	275,453	26,091	32,192

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Cash Reserves Fund		Bond Fund
Year Ended October 31,	2009	2008	2009	2008
Net Assets at beginning of period	$19,993,920	$15,273,440	$158,865,643	$116,319,967
Increase (decrease) in net assets from operations:
Net investment income (loss)	11,745	345,262	5,824,879	5,390,588
Net realized loss	–	4,965	(867,253)	624,098
Net change in unrealized appreciation (depreciation)	–	–	12,348,829	(5,684,534)
Net increase (decrease) in net assets from operations	11,745	350,227	17,306,455	330,152
Distributions to shareholders from:
Net investment income
Class A	(11,307)	(303,598)	(1,241,362)	(1,896,994)
Class B	(1,184)	(46,606)	(291,620)	(715,960)
Class Y1	–	–	(4,227,238)	(2,751,642)
Net realized gains
Class A	–	(125)	–	–
Class B	–	(27)	–	–
Class Y1	–	–	–	–
Total distributions	(12,491)	(350,356)	(5,760,220)	(5,364,596)
Capital Stock transactions:
Class A Shares
Shares sold	15,542,671	15,638,721	11,176,349	10,394,745
Issued to shareholders in reinvestment of distributions	10,817	293,901	1,148,936	1,768,098
Shares redeemed	(17,202,306)	(13,087,180)	(8,718,615)	(28,507,600)
Net increase (decrease) from capital stock transactions	(1,648,818)	2,845,442	3,606,670	(16,344,757)
Class B Shares
Shares sold	3,595,448	5,279,879	1,331,858	1,593,685
Issued to shareholders in reinvestment of distributions	406	44,083	276,664	656,046
Shares redeemed	(4,999,956)	(3,448,795)	(9,093,553)	(12,342,849)
Net increase (decrease) from capital stock transactions	(1,404,102)	1,875,167	(7,485,031)	(10,093,118)
Class Y Shares[1]
Shares sold	–	–	42,940,604	79,997,820
Issued to shareholders in reinvestment of distributions	–	–	4,227,238	2,751,681
Shares redeemed	–	–	(13,094,280)	(8,731,506)
Net increase from capital stock transactions	–	–	34,073,562	74,017,995
Total increase (decrease) in net assets	(3,053,666)	4,720,480	41,741,436	42,545,676
Net Assets at end of period	$16,940,254	$19,993,920	$200,607,079	$158,865,643
Undistributed (distribution in excess of) net investment income	$ –	$ –	$ 35,221	$ 5
Capital Share transactions:
Class A Shares
Shares sold	15,542,671	15,638,721	1,126,923	1,058,004
Issued to shareholders in reinvestment of distributions	10,817	293,901	115,519	179,862
Shares redeemed	(17,202,305)	(13,087,180)	(879,526)	(2,892,596)
Net increase (decrease) from capital stock transactions	(1,648,817)	2,845,442	362,916	(1,654,730)
Class B Shares
Shares sold	3,595,448	5,279,879	134,267	161,874
Issued to shareholders in reinvestment of distributions	406	44,083	27,853	66,715
Shares redeemed	(4,999,956)	(3,448,795)	(918,307)	(1,256,678)
Net increase (decrease) from capital stock transactions	(1,404,102)	1,875,167	(756,187)	(1,028,089)
Class Y Shares[1]
Shares sold	–	–	4,352,678	8,163,090
Issued to shareholders in reinvestment of distributions	–	–	425,037	281,914
Shares redeemed	–	–	(1,311,135)	(888,752)
Net increase from capital stock transactions	–	–	3,466,580	7,556,252

[1]	The Cash Reserves and Diversified Income Funds do not have Class Y shares.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

High Income Fund		Diversified Income Fund		Large Cap Value Fund		Large Cap Growth Fund
2009	2008	2009	2008	2009	2008	2009	2008
$56,777,753	$68,980,447	$98,250,592	$147,834,569	$127,895,631	$207,452,538	$122,320,504	$157,211,269

6,914,561	4,848,528	3,384,519	4,602,628	2,462,117	2,952,457	653,764	339,034
(2,161,856)	(4,598,445)	(14,421,210)	(3,745,402)	(19,479,396)	(9,823,899)	(18,703,861)	(17,320,713)
18,740,825	(12,227,122)	16,427,702	(20,987,228)	21,040,702	(65,248,186)	42,903,330	(50,815,871)
23,493,530	(11,977,039)	5,391,011	(20,130,002)	4,023,423	(72,119,628)	24,853,233	(67,797,550)

(1,626,719)	(2,322,208)	(2,888,214)	(3,364,864)	(1,200,577)	(1,320,422)	(58,214)	–
(334,392)	(560,090)	(777,732)	(1,207,464)	(204,938)	(174,455)	–	–
(4,952,607)	(2,742,238)	–	–	(1,409,386)	(758,013)	(278,337)	–

–	–	–	(6,854,069)	–	(660,475)	–	–
–	–	–	(4,074,977)	–	(233,526)	–	–
–	–	–	–	–	(313,669)	–	–
(6,913,718)	(5,624,536)	(3,665,946)	(15,501,374)	(2,814,901)	(3,460,560)	(336,551)	–

7,675,232	3,558,947	10,812,642	15,917,465	6,138,032	13,194,066	6,947,131	13,364,526
1,309,344	1,974,564	2,816,920	10,047,835	1,184,777	1,958,639	57,588	–
(4,956,777)	(16,819,361)	(14,420,396)	(22,432,868)	(10,339,002)	(34,236,926)	(7,200,938)	(19,439,625)
4,027,799	(11,285,850)	(790,834)	3,532,432	(3,016,193)	(19,084,221)	(196,219)	(6,075,099)

416,638	330,561	1,333,130	1,418,958	619,912	995,506	952,928	1,519,308
272,825	461,391	763,172	5,200,379	202,297	402,492	–	–
(2,686,435)	(5,189,553)	(11,945,257)	(24,104,370)	(5,458,245)	(17,723,909)	(6,239,507)	(14,275,116)
(1,996,972)	(4,397,601)	(9,848,955)	(17,485,033)	(4,636,036)	(16,325,911)	(5,286,579)	(12,755,808)

33,447,327	29,114,432	–	–	29,078,385	60,649,483	25,528,207	76,318,986
4,952,607	2,742,238	–	–	1,409,386	1,071,682	278,337	–
(2,999,088)	(10,774,338)	–	–	(7,893,755)	(30,287,752)	(5,708,022)	(24,581,294)
35,400,846	21,082,332	–	–	22,594,016	31,433,413	20,098,522	51,737,692
54,011,485	(12,202,694)	(8,914,724)	(49,583,977)	16,150,309	(79,556,907)	39,132,406	(34,890,765)
$110,789,238	$56,777,753	$89,335,868	$98,250,592	$144,045,940	$127,895,631	$161,452,910	$122,320,504
$ 8,947	$ 9,973	$ 4,780)	$310,574	$1,884,254	$2,275,325	$ 5,507	$ 6,379

1,266,566	518,275	1,134,694	1,378,193	650,460	911,422	621,666	874,317
213,932	291,267	295,353	854,496	125,639	122,876	5,713	–
(823,867)	(2,494,034)	(1,515,443)	(1,981,722)	(1,119,652)	(2,440,255)	(656,271)	(1,318,504)
656,631	(1,684,492)	(85,396)	250,967	(343,553)	(1,405,957)	(28,892)	(444,187)

67,990	47,766	139,456	122,707	67,117	71,453	85,350	108,812
44,515	67,970	79,929	437,633	21,706	25,539	–	–
(449,316)	(754,578)	(1,252,310)	(2,080,560)	(599,944)	(1,255,090)	(609,413)	(1,008,447)
(336,811)	(638,842)	(1,032,925)	(1,520,220)	(511,121)	(1,158,098)	(524,063)	(899,635)

5,834,491	4,239,511	–	–	3,079,972	4,309,888	2,215,241	5,011,289
807,800	411,895	–	–	149,616	67,274	27,504	–
(509,611)	(1,586,155)	–	–	(816,317)	(2,045,540)	(504,960)	(1,735,170)
6,132,680	3,065,251	–	–	2,413,271	2,331,622	1,737,785	3,276,119

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Mid Cap Value Fund		Mid Cap Growth Fund
Year Ended October 31,	2009	2008	2009	2008
Net Assets at beginning of period	$31,186,859	$80,535,127	$36,781,465	$79,687,951
Increase (decrease) in net assets from operations:
Net investment income (loss)	311,617	545,738	(212,269)	(371,226)
Net realized loss	(9,236,966)	(6,255,171)	(12,037,896)	(9,479,633)
Net change in unrealized appreciation (depreciation)	11,981,862	(18,091,854)	20,149,167	(23,793,516)
Net increase (decrease) in net assets from operations	3,056,513	(23,801,287)	7,899,002	(33,644,375)
Distributions to shareholders from:
Net investment income
Class A	(254,180)	(156,311)	–	–
Class B	(48,758)	–	–	–
Class Y	(50,165)	(134,542)	–	–
Net realized gains
Class A	–	(3,770,988)	–	(228,134)
Class B	–	(2,115,277)	–	(94,788)
Class Y	–	(2,032,161)	–	(254,772)
Total distributions	(353,103)	(8,209,279)	–	(577,694)
Capital Stock transactions:
Class A Shares
Shares sold	4,406,602	5,135,953	2,526,510	3,723,794
Issued to shareholders in reinvestment of distributions	250,019	3,870,252	–	225,949
Shares redeemed	(3,610,454)	(11,702,810)	(2,663,291)	(9,851,778)
Redemption fees	–	–	–	–
Net increase (decrease) from capital stock transactions	1,046,167	(2,696,605)	(136,781)	(5,902,035)
Class B Shares
Shares sold	303,033	522,392	275,215	494,605
Issued to shareholders in reinvestment of distributions	47,960	2,080,810	–	93,382
Shares redeemed	(3,610,803)	(7,373,728)	(1,591,457)	(4,390,443)
Redemption fees	–	–	–	–
Net increase (decrease) from capital stock transactions	(3,259,810)	(4,770,526)	(1,316,242)	(3,802,456)
Class Y Shares
Shares sold	360,000	9,066,917	3,874,233	29,331,036
Issued to shareholders in reinvestment of distributions	50,165	2,166,703	–	254,772
Shares redeemed	(2,135,000)	(21,104,191)	(2,343,834)	(28,565,734)
Net increase (decrease) from capital stock transactions	(1,724,835)	(9,870,571)	1,530,399	1,020,074
Total increase (decrease) in net assets	(1,235,068)	(49,348,268)	7,976,378	(42,906,486)
Net Assets at end of period	$29,951,791	$31,186,859	$44,757,843	$36,781,465
Undistributed net investment income	$ 9,340	$ 6,254	$ –	$ –
Capital Share transactions:
Class A Shares
Shares sold	602,296	467,772	643,331	591,601
Issued to shareholders in reinvestment of distributions	36,118	324,686	–	31,824
Shares redeemed	(501,468)	(1,100,072)	(667,593)	(1,627,795)
Net increase (decrease) from capital stock transactions	136,946	(307,614)	(24,262)	(1,004,370)
Class B Shares
Shares sold	44,911	50,842	74,972	85,331
Issued to shareholders in reinvestment of distributions	7,324	183,655	–	13,938
Shares redeemed	(529,745)	(715,538)	(433,851)	(754,271)
Net increase (decrease) from capital stock transactions	(477,510)	(481,041)	(358,879)	(655,002)
Class Y Shares
Shares sold	50,764	803,023	964,078	4,610,312
Issued to shareholders in reinvestment of distributions	7,167	181,770	–	35,733
Shares redeemed	(262,669)	(1,938,357)	(574,735)	(4,719,320)
Net increase (decrease) from capital stock transactions	(204,738)	(953,564)	389,343	(73,275)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Small Cap Value Fund		Small Cap Growth Fund		International Stock Fund
2009	2008	2009	2008	2009	2008
$14,403,112	$21,246,589	$13,123,695	$25,140,687	$106,846,107	$128,300,707

129,116	157,293	(55,220)	(108,324)	2,427,656	2,473,011
(1,830,712)	(1,740,564)	(6,258,063)	(4,245,236)	(22,836,035)	1,434,590
4,873,179	(4,253,182)	6,223,052	(6,697,805)	49,194,079	(66,782,961)
3,171,583	(5,836,453)	(90,231)	(11,051,365)	28,785,700	(62,875,360)

(1,934)	(29,762)	–	–	(359,378)	(744,049)
–	–	–	–	(68,725)	(103,291)
(129,838)	(128,498)	–	–	(1,887,954)	(569,819)

–	(105,139)	–	(67,567)	(473,176)	(7,754,716)
–	(3,496)	–	(2,008)	(148,222)	(2,225,021)
–	(301,331)	–	(240,764)	(2,206,294)	(5,070,159)
(131,772)	(568,226)	–	(310,339)	(5,143,749)	(16,467,055)

311,355	316,582	190,900	327,437	3,498,228	6,525,825
1,934	134,900	–	67,567	813,053	6,944,808
(79,716)	(4,666,884)	(135,562)	(4,920,640)	(3,587,179)	(22,521,530)
11	200	6	–	304	544
233,584	(4,215,202)	55,344	(4,525,636)	724,406	(9,050,353)

65,752	32,966	42,248	47,663	375,596	1,275,508
–	3,443	–	2,008	214,432	2,246,164
(45,226)	(127,221)	(8,515)	(119,343)	(2,363,220)	(5,554,919)
190	142	–	–	402	342
20,716	(90,670)	33,733	(69,672)	(1,772,790)	(2,032,905)

4,777,423	5,700,886	3,190,043	13,190,178	22,273,702	100,890,199
129,838	429,829	–	240,764	4,094,248	5,639,978
(814,342)	(2,263,641)	(879,944)	(9,490,922)	(7,417,436)	(37,559,104)
4,092,919	3,867,074	2,310,099	3,940,020	18,950,514	68,971,073
7,387,030	(6,843,477)	2,308,945	(12,016,992)	41,544,081	(21,454,600)
$21,790,142	$14,403,112	$15,432,640	$13,123,695	$148,390,188	$106,846,107
$ 7,176	$ 6,221	$ –	$ –	$2,151,328	$2,029,577

47,485	37,006	35,400	33,608	419,009	501,204
301	13,808	–	6,309	100,725	501,066
(11,000)	(518,508)	(22,156)	(530,434)	(443,478)	(1,812,116)
36,786	(467,694)	13,244	(490,517)	76,256	(809,846)

9,980	3,635	8,053	5,152	40,034	99,308
–	353	–	189	26,897	163,834
(6,967)	(14,213)	(1,650)	(14,128)	(292,790)	(444,807)
3,013	(10,225)	6,403	(8,787)	(225,859)	(181,665)

741,668	611,780	592,417	1,391,768	2,842,866	8,130,185
20,319	44,040	–	22,438	507,971	407,219
(122,737)	(256,048)	(162,127)	(1,067,965)	(887,772)	(2,462,120)
639,250	399,772	430,290	346,241	2,463,065	6,075,284

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$8.53	$11.13	$10.53	$10.00
Income from Investment Operations:
Net investment income	0.24	0.28	0.24	0.05
Net realized and unrealized gain (loss) on investments	0.98	(2.58)	0.49	0.48
Total from investment operations	1.22	(2.30)	0.73	0.53
Less Distributions:
Distributions from net investment income	(0.41)	(0.27)	(0.12)	–
Distributions from capital gains	-	(0.03)	(0.01)	–
Total distributions	(0.41)	(0.30)	(0.13)	–
Net increase (decrease) in net asset value	0.81	(2.60)	0.60	0.53
Net Asset Value at end of period	$9.34	$8.53	$11.13	$10.53
Total Return (%)[2]	14.91	(21.19)	6.94	5.30[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,225	$19,753	$16,003	$3,031
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.92	1.14	1.79	10.53[4]
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.80	2.75	3.00	2.78[4]
Portfolio Turnover (%)[5]	38	90	39	26[3]
CLASS B
Net Asset Value at beginning of period	$8.48	$11.07	$10.51	$10.00
Income from Investment Operations:
Net investment income	0.18	0.18	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.98	(2.55)	0.48	0.49
Total from investment operations	1.16	(2.37)	0.65	0.51
Less Distributions:
Distributions from net investment income	(0.30)	(0.19)	(0.08)	–
Distributions from capital gains	–	(0.03)	(0.01)	–
Total distributions	(0.30)	(0.22)	(0.09)	–
Net increase (decrease) in net asset value	0.86	(2.59)	0.56	0.51
Net Asset Value at end of period	$9.34	$8.48	$11.07	$10.51
Total Return (%)[2]	14.09	(21.82)	6.16	5.10[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,287	$5,506	$4,173	$ 622
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.68	1.89	2.53	10.21[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.16	2.01	2.01	2.20[4]
Portfolio Turnover (%)[5]	38	90	39	26[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended October 31,	Inception to 10/31/08[2]
	2009
CLASS C
Net Asset Value at beginning of period	$8.48	$10.47
Income from Investment Operations:
Net investment income	0.16	0.03
Net realized and unrealized gain (loss) on investments	1.01	(2.02)
Total from investment operations	1.17	(1.99)
Less Distributions:
Distributions from net investment income	(0.30)	–
Total distributions	(0.30)	–
Net increase (decrease) in net asset value	0.87	(1.99)
Net Asset Value at end of period	$9.35	$8.48
Total Return (%)[3]	14.21	(19.01)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,412	$2,198
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.87	2.67[5]
After reimbursement of expenses by Adviser (%)	1.45	1.45[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.03	0.60[5]
Portfolio Turnover (%)[7]	38	90[4]

MODERATE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$7.84	$11.82	$10.65	$10.00
Income from Investment Operations:
Net investment income	0.15	0.16	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.93	(3.88)	0.12	0.63
Total from investment operations	1.08	(3.72)	1.29	0.65
Less Distributions:
Distributions from net investment income	(0.15)	(0.18)	(0.12)	–
Distributions from capital gains	–	(0.08)	(0.00)[6]	–
Total distributions	(0.15)	(0.26)	(0.12)	–
Net increase (decrease) in net asset value	0.93	(3.98)	1.17	0.65
Net Asset Value at end of period	$8.77	$7.84	$11.82	$10.65
Total Return (%)[3]	14.12	(32.18)	12.26	6.50[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$64,631	$50,326	$56,312	$8,762
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.78	0.79	0.89	4.73[5]
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.93	1.41	1.45	1.34[5]
Portfolio Turnover (%)[7]	30	83	21	11[4]

[1]	Commenced investment operations June 30, 2006.	[5]	Annualized.
[2]	Commenced investment operations February 29, 2008.	[6]	Amounts represent less than $0.005 per share.
[3]	Total return without applicable sales charge.	[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$7.80	$11.75	$10.63	$10.00
Income from Investment Operations:
Net investment income	0.10	0.06	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.92	(3.84)	1.11	0.62
Total from investment operations	1.02	(3.78)	1.20	0.63
Less Distributions:
Distributions from net investment income	(0.10)	(0.09)	(0.08)	–
Distributions from capital gains	–	(0.08)	–	–
Total distributions	(0.10)	(0.17)	(0.08)	–
Net increase (decrease) in net asset value	0.92	(3.95)	1.12	0.63
Net Asset Value at end of period	$8.72	$7.80	$11.75	$10.63
Total Return (%)[3]	13.20	(32.64)	11.38	6.30[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,221	$17,728	$19,825	$3,289
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.53	1.54	1.64	4.71[5]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.26	0.66	0.63	0.67[5]
Portfolio Turnover (%)[6]	30	83	21	11[4]

	Year Ended October 31,	Inception to 10/31/08[2]
	2009
CLASS C
Net Asset Value at beginning of period	$7.80	$10.61
Income from Investment Operations:
Net investment income	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.93	(2.83)
Total from investment operations	1.02	(2.81)
Less Distributions:
Distributions from net investment income	(0.10)	–
Distributions from capital gains	–	–
Total distributions	(0.10)	–
Net increase (decrease) in net asset value	0.92	(2.81)
Net Asset Value at end of period	$8.72	$7.80
Total Return (%)[3]	13.20	(26.48)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,094	$2,149
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.74	2.38[5]
After reimbursement of expenses by Adviser (%)	1.45	1.45[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.98	0.39[5]
Portfolio Turnover (%)[6]	30	83[4]

[1]	Commenced investment operations June 30, 2006.
[2]	Commenced investment operations February 29, 2008.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$7.16	$12.53	$10.76	$10.00
Income from Investment Operations:
Net investment income	0.08	0.04	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.92	(5.18)	1.83	0.77
Total from investment operations	1.00	(5.14)	1.92	0.76
Less Distributions:
Distributions from net investment income	(0.04)	(0.13)	(0.15)	–
Distributions from capital gains	–	(0.10)	–	–
Total distributions	(0.04)	(0.23)	(0.15)	–
Net increase (decrease) in net asset value	0.96	(5.37)	1.77	0.76
Net Asset Value at end of period	$8.12	$7.16	$12.53	$10.76
Total Return (%)[2]	14.00	(41.73)	18.00	7.60[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,855	$14,975	$18,824	$2,675
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.11	1.25	1.62	10.14[4]
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.06	0.09	(0.33)	(0.56)[4]
Portfolio Turnover (%)[6]	17	91	24	10[3]

CLASS B
Net Asset Value at beginning of period	$7.12	$12.46	$10.74	$10.00
Income from Investment Operations:
Net investment income	0.03	(0.06)	0.00[5]	(0.01)
Net realized and unrealized gain (loss) on investments	0.90	(5.14)	1.82	0.75
Total from investment operations	0.93	(5.20)	1.82	0.74
Less Distributions:
Distributions from net investment income	–	(0.04)	(0.10)	–
Distributions from capital gains	–	(0.10)	–	–
Total distributions	–	(0.14)	(0.10)	–
Net increase (decrease) in net asset value	0.93	(5.34)	1.72	0.74
Net Asset Value at end of period	$8.05	$7.12	$12.46	$10.74
Total Return (%)[2]	13.06	(42.17)	17.11	7.40[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,518	$6,050	$7,234	$1,164
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.88	2.00	2.38	10.07[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.44	(0.73)	(1.06)	(1.28)[4]
Portfolio Turnover (%)[6]	17	90	24	10[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended October 31,	Inception to 10/31/08[1]
	2009
CLASS C
Net Asset Value at beginning of period	$7.12	$10.70
Income from Investment Operations:
Net investment income	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.93	(3.52)
Total from investment operations	0.94	(3.58)
Net increase (decrease) in net asset value	0.94	(3.58)
Net Asset Value at end of period	$8.06	$7.12
Total Return (%)[2]	13.20	(33.46)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$470	$ 229
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	3.72	7.84[4]
After reimbursement of expenses by Adviser (%)	1.45	1.45[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.28	(1.23)[4]
Portfolio Turnover (%)[6]	17	91[3]

CASH RESERVES FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.00[5]	0.02	0.05	0.04	0.02
Total from investment operations	0.00[5]	0.02	0.05	0.04	0.02
Less Distributions:
Distributions from net investment income	(0.00)[5]	(0.02)	(0.05)	(0.04)	(0.02)
Total distributions	(0.00)[5]	(0.02)	(0.05)	(0.04)	(0.02)
Net increase (decrease) in net asset value	(0.00)[5]	–	–	–	–
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.07	2.26	4.73	4.27	2.33
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,690	$15,339	$12,494	$10,989	$11,243
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.80	1.02	1.09	1.09	0.98
After reimbursement and waiver of expenses by Adviser (%)	0.33[7]	0.55	0.55	0.55	0.55
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.07[7]	2.16	4.64	4.13	2.30

[1]	Commenced investment operations February 29, 2008.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

CASH RESERVES FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.00[7]	0.01	0.04	0.03	0.02
Total from investment operations	0.00[7]	0.01	0.04	0.03	0.02
Less Distributions:
Distributions from net investment income	(0.00)[7]	(0.01)	(0.04)	(0.03)	(0.02)
Total distributions	(0.00)[7]	(0.01)	(0.04)	(0.03)	(0.02)
Net increase (decrease) in net asset value	(0.00)[7]	–	–	–	–
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]	0.01	1.50	3.94	3.48	1.57
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,250	$4,655	$2,779	$4,242	$6,105
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.56	1.77	1.84	1.84	1.73
After reimbursement and waiver of expenses by Adviser (%)	0.40[8]	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.01[8]	1.32	3.88	3.37	1.49
	For the Period Ended 6/14/07[1]	Inception to 10/31/06[2]

CLASS Y
Net Asset Value at beginning of period	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.03	0.02
Total from investment operations	0.03	0.02
Less Distributions:
Distributions from net investment income	(0.03)	(0.02)
Total distributions	(0.03)	(0.02)
Net increase (decrease) in net asset value	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00
Total Return (%)[3]	N/A	1.57[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$–	$2,746
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00[6]	1.35[6]
After reimbursement of expenses by Adviser (%)	0.55[6]	0.55[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.62[6]	4.75[6]

[1]	Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
[2]	Commenced investment operations June 30, 2006.
[3]	Total return without applicable sales charge.
[4]	Amount includes fees waived by distributor (see Note 3).
[5]	Not annualized.
[6]	Annualized.
[7]	Amounts represent less than $0.005 per share.
[8]	Ratio is net of fees waived by the adviser and distributor (see Note 3).

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$9.48	$9.78	$9.88	$9.85	$10.17
Income from Investment Operations:
Net investment income	0.30	0.39	0.43	0.42	0.39
Net realized and unrealized gain (loss) on investments	0.63	(0.30)	(0.10)	0.03	(0.31)
Total from investment operations	0.93	0.09	0.33	0.45	0.08
Less Distributions:
Distributions from net investment income	(0.30)	(0.39)	(0.36)	(0.42)	(0.40)
Return of capital	–	–	(0.07)	–	–
Total distributions	(0.30)	(0.39)	(0.43)	(0.42)	(0.40)
Net increase (decrease) in net asset value	0.63	(0.30)	(0.10)	0.03	(0.32)
Net Asset Value at end of period	$10.11	$9.48	$9.78	$9.88	$9.85
Total Return (%)[1]	9.91	0.89	3.42	4.70	0.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,099	$37,882	$55,271	$59,646	$61,942
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.94	1.02	1.08	1.08	1.07
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.04	4.05	4.40	4.27	3.82
Portfolio Turnover[2]	37	22	40	33	43

CLASS B
Net Asset Value at beginning of period	$9.48	$9.78	$9.88	$9.85	$10.17
Income from Investment Operations:
Net investment income	0.23	0.32	0.35	0.35	0.31
Net realized and unrealized gain (loss) on investments	0.64	(0.30)	(0.10)	0.03	(0.31)
Total from investment operations	0.87	0.02	0.25	0.38	–
Less Distributions:
Distributions from net investment income	(0.23)	(0.32)	(0.29)	(0.35)	(0.32)
Return of capital	–	–	(0.06)	–	–
Total distributions	(0.23)	(0.32)	(0.35)	(0.35)	(0.32)
Net increase (decrease) in net asset value	0.64	(0.30)	(0.10)	0.03	(0.32)
Net Asset Value at end of period	$10.12	$9.48	$9.78	$9.88	$9.85
Total Return (%)[1]	9.20	0.13	2.64	3.91	(0.01)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,363	$15,941	$26,507	$37,233	$47,588
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.69	1.77	1.83	1.83	1.82
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.37	3.29	3.65	3.51	3.08
Portfolio Turnover[2]	37	22	40	33	43

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$9.47	$9.77	$9.88	$9.61
Income from Investment Operations:
Net investment income	0.32	0.42	0.45	0.15
Net realized and unrealized gain (loss) on investments	0.64	(0.30)	(0.11)	0.27
Total from investment operations	0.96	0.12	0.34	0.42
Less Distributions:
Distributions from net investment income	(0.32)	(0.42)	(0.38)	(0.15)
Return of capital	–	–	(0.07)	–
Total distributions	(0.32)	(0.42)	(0.45)	(0.15)
Net increase (decrease) in net asset value	0.64	(0.30)	(0.11)	0.27
Net Asset Value at end of period	$10.11	$9.47	$9.77	$9.88
Total Return (%)[2]	10.30	1.14	3.58	4.39[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$147,145	$105,043	$34,542	$6,141
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.69	0.76	0.82	0.89[4]
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.28	4.23	4.69	4.67[4]
Portfolio Turnover[6]	37	22[3]	40	33[3]

HIGH INCOME FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$5.57	$7.29	$7.36	$7.29	$7.56
Income from Investment Operations:
Net investment income	0.46	0.47	0.53	0.52	0.49
Net realized and unrealized gain (loss) on investments	1.09	(1.65)	(0.08)	0.07	(0.28)
Total from investment operations	1.55	(1.18)	0.45	0.59	0.21
Less Distributions:
Distributions from net investment income	(0.46)	(0.54)	(0.52)	(0.52)	(0.48)
Total distributions	(0.46)	(0.54)	(0.52)	(0.52)	(0.48)
Net increase (decrease) in net asset value	1.09	(1.72)	(0.07)	0.07	(0.27)
Net Asset Value at end of period	$6.66	$5.57	$7.29	$7.36	$7.29
Total Return (%)[2]	28.98	(17.24)	6.31	8.33	2.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$25,684	$17,818	$35,610	$36,281	$43,872
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.05	1.14	1.21	1.22	1.23
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.78	6.77	7.10	6.98	6.50
Portfolio Turnover[6]	73	59	74	67	81[5]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Reflects subadviser change as of February 28, 2005.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period
Income from Investment Operations:	$5.63	$7.32	$7.39	$7.31	$7.58
Net investment income
Net realized and unrealized gain (loss) on investments	0.44	0.45	0.49	0.47	0.43
Total from investment operations	1.09	(1.70)	(0.09)	0.07	(0.28)
Less Distributions:	1.53	(1.25)	0.40	0.54	0.15
Distributions from net investment income
Return of capital	(0.42)	(0.44)	(0.47)	(0.46)	(0.42)
Total distributions	(0.42)	(0.44)	(0.47)	(0.46)	(0.42)
Net increase (decrease) in net asset value	1.11	(1.69)	(0.07)	0.08	(0.27)
Net Asset Value at end of period	$6.74	$5.63	$7.32	$7.39	$7.31
Total Return (%)[2]	28.08	(17.93)	5.50	7.64	2.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,711	$5,833	$12,255	$17,099	$21,255
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.81	1.90	1.96	1.97	1.98
After reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.01	6.04	6.37	6.24	5.75
Portfolio Turnover[6]	73	59	74	67	81[5]

	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$5.56	$7.30	$7.36	$7.21
Income from Investment Operations:
Net investment income	0.47	0.48	0.51	0.16
Net realized and unrealized gain (loss) on investments	1.10	(1.65)	(0.03)	0.17
Total from investment operations	1.57	(1.17)	0.48	0.33
Less Distributions:
Distributions from net investment income	(0.48)	(0.57)	(0.54)	(0.18)
Total distributions	(0.48)	(0.57)	(0.54)	(0.18)
Net increase (decrease) in net asset value	1.09	(1.74)	(0.06)	0.15
Net Asset Value at end of period	$6.65	$5.56	$7.30	$7.36
Total Return (%)[2]	29.35	(17.09)	6.72	4.59[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$80,394	$33,127	$21,115	$2,637
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.80	0.89	0.94	1.06[4]
After reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.75[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	8.04	7.03	7.43	7.33[4]
Portfolio Turnover[6]	73	59	74	67[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Reflects subadviser change as of February 28, 2005.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$9.92	$13.24	$13.20	$12.25	$11.81
Income from Investment Operations:
Net investment income	0.38	0.45	0.49	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.28	(2.30)	0.27	0.95	0.44
Total from investment operations	0.66	(1.85)	0.76	1.21	0.68
Less Distributions:
Distributions from net investment income	(0.41)	(0.47)	(0.49)	(0.26)	(0.24)
Distributions from capital gains	–	(1.00)	(0.23)	–	–
Total distributions	(0.41)	(1.47)	(0.72)	(0.26)	(0.24)
Net increase (decrease) in net asset value	0.25	(3.32)	0.04	0.95	0.44
Net Asset Value at end of period	$10.17	$9.92	$13.24	$13.20	$12.25
Total Return (%)[1]	7.07	(15.39)	5.95	9.97	5.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$71,014	$70,095	$90,254	$91,339	$107,457
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.27	1.29	1.25	1.21	1.21
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.98	3.94	3.73	2.01	1.88
Portfolio Turnover[2]	28	15	62	62	34

CLASS B
Net Asset Value at beginning of period	$9.96	$13.25	$13.22	$12.26	$11.82
Income from Investment Operations:
Net investment income	0.32	0.39	0.40	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.28	(2.34)	0.26	0.96	0.44
Total from investment operations	0.60	(1.95)	0.66	1.12	0.58
Less Distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.40)	(0.16)	(0.14)
Distributions from capital gains	–	(1.00)	(0.23)	–	–
Total distributions	(0.34)	(1.34)	(0.63)	(0.16)	(0.14)
Net increase (decrease) in net asset value	0.26	(3.29)	0.03	0.96	0.44
Net Asset Value at end of period	$10.22	$9.96	$13.25	$13.22	$12.26
Total Return (%)[1]	6.24	(16.01)	5.09	9.23	4.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,322	$28,156	$57,581	$80,486	$98,258
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.04	2.04	2.00	1.96	1.96
After reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.33	3.18	2.99	1.27	1.15
Portfolio Turnover[2]	28	15	62	62	34

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$10.60	$16.91	$15.47	$13.20	$12.19
Income from Investment Operations:
Net investment income	0.20	0.28	0.22	0.22	0.16
Net realized and unrealized gain (loss) on investments	(0.01)	(6.30)	1.45	2.23	1.00
Total from investment operations	0.19	(6.02)	1.67	2.45	1.16
Less Distributions:
Distributions from net investment income	(0.22)	(0.19)	(0.23)	(0.18)	(0.15)
Distributions from capital gains	–	(0.10)	–	–	–
Total distributions	(0.22)	(0.29)	(0.23)	(0.18)	(0.15)
Net increase (decrease) in net asset value	(0.03)	(6.31)	1.44	2.27	1.01
Net Asset Value at end of period	$10.57	$10.60	$16.91	$15.47	$13.20
Total Return (%)[1]	2.08	(36.17)	10.88	18.75	9.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,242	$58,075	$116,358	$113,441	$103,765
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.19	1.16	1.13	1.16	1.17
After reimbursement of expenses by Adviser (%)	1.18	1.16	1.13	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.00	1.87	1.32	1.53	1.29
Portfolio Turnover[2]	86	55	47	45	12

CLASS B
Net Asset Value at beginning of period	$10.42	$16.61	$15.20	$12.97	$11.98
Income from Investment Operations:
Net investment income	0.19	0.27	0.16	0.15	0.09
Net realized and unrealized gain (loss) on investments	(0.08)	(6.29)	1.36	2.16	0.96
Total from investment operations	0.11	(6.02)	1.52	2.31	1.05
Less Distributions:
Distributions from net investment income	(0.15)	(0.07)	(0.11)	(0.08)	(0.06)
Distributions from capital gains	–	(0.10)	–	–	–
Total distributions	(0.15)	(0.17)	(0.11)	(0.08)	(0.06)
Net increase (decrease) in net asset value	(0.04)	(6.19)	1.41	2.23	0.99
Net Asset Value at end of period	$10.38	$10.42	$16.61	$15.20	$12.97
Total Return (%)[1]	1.23	(36.59)	10.03	17.86	8.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,637	$14,993	$43,146	$62,766	$74,028
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.95	1.91	1.89	1.90	1.92
After reimbursement of expenses by Adviser (%)	1.94	1.91	1.88	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.36	1.11	0.61	0.80	0.57
Portfolio Turnover[2]	86	55	47	45	12

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.62	$16.93	$15.48	$14.07
Income from Investment Operations:
Net investment income	0.18	0.22	0.21	0.03
Net realized and unrealized gain (loss) on investments	0.03	(6.20)	1.51	1.38
Total from investment operations	0.21	(5.98)	1.72	1.41
Less Distributions:
Distributions from net investment income	(0.25)	(0.23)	(0.27)	–
Return of capital	–	(0.10)	–	–
Total distributions	(0.25)	(0.33)	(0.27)	–
Net increase (decrease) in net asset value	(0.04)	(6.31)	1.45	1.41
Net Asset Value at end of period	$10.58	$10.62	$16.93	$15.48
Total Return (%)[2]	2.24	(35.97)	11.21	10.02[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$80,167	$54,828	$47,949	$7,169
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.93	0.91	0.87	0.96
After reimbursement of expenses by Adviser (%)	0.93	0.91	0.88	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.12	2.07	1.47	1.31[4]
Portfolio Turnover[6]	86	55	47	45[3]

LARGE CAP GROWTH FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$11.07	$17.39	$14.70	$13.72	$12.87
Income from Investment Operations:
Net investment income	0.05	0.03	(0.00)[5]	0.00[5]	0.08
Net realized and unrealized gain (loss) on investments	2.05	(6.35)	2.69	1.05	0.77
Total from investment operations	2.10	(6.32)	2.69	1.05	0.85
Less Distributions:
Distributions from net investment income	(0.02)	–	–	(0.07)	(0.00)[5]
Total distributions	(0.02)	–	–	(0.07)	(0.00)[5]
Net increase (decrease) in net asset value	2.08	(6.32)	2.69	0.98	0.85
Net Asset Value at end of period	$13.15	$11.07	$17.39	$14.70	$13.72
Total Return (%)[2]	18.99	(36.34)	18.30	7.71	6.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,398	$38,538	$68,253	$65,216	$78,785
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.31	1.34	1.43	1.45	1.44
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.41	0.18	(0.02)	0.09	0.62
Portfolio Turnover[6]	105	141	93	148	18

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period	$10.30	$16.29	$13.88	$12.98	$12.27
Income from Investment Operations:
Net investment income	(0.02)	(0.11)	(0.13)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	1.88	(5.88)	2.54	0.99	0.72
Total from investment operations	1.86	(5.99)	2.41	0.90	0.71
Net increase (decrease) in net asset value	1.86	(5.99)	2.41	0.90	0.71
Net Asset Value at end of period	$12.16	$10.30	$16.29	$13.88	$12.98
Total Return (%)[2]	18.06	(36.77)	17.36	6.93	5.79
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,665	$13,580	$36,147	$43,975	$54,946
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.07	2.10	2.18	2.20	2.19
After reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	1.95	1.94
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.30)	(0.56)	(0.76)	(0.65)	(0.09)
Portfolio Turnover[6]	105	141	93	148	18

	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$11.14	$17.45	$14.72	$13.71
Income from Investment Operations:
Net investment income	0.06	0.06	0.02	(0.00)[5]
Net realized and unrealized gain (loss) on investments	2.07	(6.37)	2.71	1.01
Total from investment operations	2.13	(6.31)	2.73	1.01
Less Distributions:
Distributions from net investment income	(0.04)	–	–	–
Total distributions	(0.04)	–	–	–
Net increase (decrease) in net asset value	2.09	(6.31)	2.73	1.01
Net Asset Value at end of period	$13.23	$11.14	$17.45	$14.72
Total Return (%)[2]	19.26	(36.16)	18.55	7.37[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$106,390	$70,203	$52,811	$9,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.06	1.09	1.16	1.30[4]
After reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	0.95[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.63	0.45	0.19	(0.07)[4]
Portfolio Turnover[6]	105	141	93	148[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP VALUE FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$7.67	$13.90	$15.54	$14.08	$12.44
Income from Investment Operations:
Net investment income	0.09	0.14	0.09	0.10	0.03
Net realized and unrealized gain (loss) on investments	0.79	(4.98)	1.27	2.32	1.70
Total from investment operations	0.88	(4.84)	1.36	2.42	1.73
Less Distributions:
Distributions from net investment income	(0.10)	(0.06)	(0.08)	(0.01)	(0.09)
Distributions from capital gains	–	(1.33)	(2.92)	(0.95)	–
Total distributions	(0.10)	(1.39)	(3.00)	(0.96)	(0.09)
Net increase (decrease) in net asset value	0.78	(6.23)	(1.64)	1.46	1.64
Net Asset Value at end of period	$8.45	$7.67	$13.90	$15.54	$14.08
Total Return (%)[1]	11.74	(38.40)	9.94	17.93	13.95
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,693	$19,549	$39,708	$34,364	$44,126
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.82	1.81	1.69	1.68	1.70
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.40	1.40
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.19	1.20	0.74	0.53	0.20
Portfolio Turnover[3]	106	83	76	108	37

CLASS B
Net Asset Value at beginning of period	$7.23	$13.24	$14.96	$13.67	$12.09
Income from Investment Operations:
Net investment income	0.07	0.07	0.00[2]	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	0.72	(4.75)	1.20	2.27	1.65
Total from investment operations	0.79	(4.68)	1.20	2.24	1.58
Less Distributions:
Distributions from net investment income	(0.05)	–	–	–	–
Distributions from capital gains	–	(1.33)	(2.92)	(0.95)	–
Total distributions	(0.05)	(1.33)	(2.92)	(0.95)	–
Net increase (decrease) in net asset value	0.74	(6.01)	(1.72)	1.29	1.58
Net Asset Value at end of period	$7.97	$7.23	$13.24	$14.96	$13.67
Total Return (%)[1]	11.01	(38.97)	9.14	17.04	13.07
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,498	$8,448	$21,835	$24,813	$22,633
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.62	2.56	2.44	2.45	2.45
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.15	2.15
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.55	0.45	0.00	(0.20)	(0.55)
Portfolio Turnover[3]	106	83	76	108	37

[1]	Total return without applicable sales charge.
[2]	Amounts represent less than $0.005 per share.
[3]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP VALUE FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$7.77	$13.92	$15.56	$14.54
Income from Investment Operations:
Net investment income	0.15	0.09	0.13	0.02
Net realized and unrealized gain (loss) on investments	0.77	(4.82)	1.27	1.00
Total from investment operations	0.92	(4.73)	1.40	1.02
Less Distributions:
Distributions from net investment income	(0.12)	(0.09)	(0.12)	–
Distributions from capital gains	–	(1.33)	(2.92)	–
Total distributions	(0.12)	(1.42)	(3.04)	–
Net increase (decrease) in net asset value	0.80	(6.15)	(1.64)	1.02
Net Asset Value at end of period	$8.57	$7.77	$13.92	$15.56
Total Return (%)[2]	12.12	(37.53)	10.25	6.95[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,761	$3,190	$18,992	$5,531
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.65	1.49	1.43	1.63[4]
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.15[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.54	1.45	0.94	0.97[4]
Portfolio Turnover[5]	106	83	76	108[3]

MID CAP GROWTH FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$4.08	$7.45	$6.27	$5.36	$4.83
Income from Investment Operations:
Net investment income	(0.03)	(0.04)	(0.07)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.90	(3.28)	1.25	0.95	0.54
Total from investment operations	0.87	(3.32)	1.18	0.91	0.53
Less Distributions:
Distributions from capital gains	-	(0.05)	–	–	–
Total distributions	-	(0.05)	–	–	–
Net increase (decrease) in net asset value	0.87	(3.37)	1.18	0.91	0.53
Net Asset Value at end of period	$4.95	$4.08	$7.45	$6.27	$5.36
Total Return (%)[2]	21.03	(44.71)	18.82	16.98	10.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,138	$14,241	$33,459	$33,899	$32,395
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.56	1.44	1.50	1.61	1.69
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.33	1.20	1.19
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.61)	(0.56)	(0.87)	(0.59)	(0.25)
Portfolio Turnover[5]	198	127	109	207	92

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP GROWTH FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS B
Net Asset Value at beginning of period	$3.83	$7.04	$5.96	$5.14	$4.67
Income from Investment Operations:
Net investment income	(0.06)	(0.10)	(0.13)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	0.83	(3.06)	1.21	0.90	0.52
Total from investment operations	0.77	(3.16)	1.08	0.82	0.47
Less Distributions:
Distributions from capital gains	–	(0.05)	–	–	–
Total distributions	–	(0.05)	–	–	–
Net increase (decrease) in net asset value	0.77	(3.21)	1.08	0.82	0.47
Net Asset Value at end of period	$4.60	$3.83	$7.04	$5.96	$5.14
Total Return (%)[2]	20.10	(45.18)	17.92	16.15	10.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,231	$4,891	$13,598	$15,754	$14,464
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.32	2.19	2.25	2.35	2.44
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.08	1.95	1.94
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(1.34)	(1.32)	(1.62)	(1.36)	(0.98)
Portfolio Turnover[5]	198	127	109	207	92

	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$4.11	$7.47	$6.27	$5.84
Income from Investment Operations:
Net investment income	(0.01)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.90	(3.29)	1.23	0.44
Total from investment operations	0.89	(3.31)	1.20	0.43
Less Distributions:
Distributions from capital gains	–	(0.05)	–	–
Total distributions	–	(0.05)	–	–
Net increase (decrease) in net asset value	0.89	(3.36)	1.20	0.43
Net Asset Value at end of period	$5.00	$4.11	$7.47	$6.27
Total Return (%)[2]	21.65	(44.66)	19.11	7.53[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,389	$17,649	$32,631	$7,830
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.30	1.19	1.22	1.47[4]
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.11	0.95[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.37)	(0.27)	(0.62)	(0.58)[4]
Portfolio Turnover[5]	198	127	109	207[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP VALUE FUND
	Year Ended October 31,		Inception to 10/31/07[1]
	2009	2008
CLASS A
Net Asset Value at beginning of period	$7.29	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.03	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.94	(3.07)	0.30
Total from investment operations	0.97	(2.85)	0.36
Less Distributions:
Distributions from investment income	(0.02)	(0.05)	–
Distributions from capital gains	–	(0.17)	–
Total distributions	(0.02)	(0.22)	–
Net increase (decrease) in net asset value	0.95	(3.07)	0.36
Net Asset Value at end of period	$8.24	$7.29	$10.36
Total Return (%)[2]	13.30	(28.02)	3.60[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,301	$ 883	$6,098
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.85	2.18	2.61[4]
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.50	0.56	0.71[4]
Portfolio Turnover[6]	21	55	14[3]

CLASS B
Net Asset Value at beginning of period	$7.24	$10.29	$10.00
Income from Investment Operations:
Net investment income	(0.02)	0.03	(0.00)[5]
Net realized and unrealized gain (loss) on investments	0.94	(2.91)	0.29
Total from investment operations	0.92	(2.88)	0.29
Redemption Fees (see Note 2)	0.02	0.02	0.00[5]
Less Distributions:
Distributions from capital gains	–	(0.17)	–
Total distributions	–	(0.17)	–
Net increase (decrease) in net asset value	0.94	(3.05)	0.29
Net Asset Value at end of period	$8.18	$7.24	$10.29
Total Return (%)[2]	12.98	(28.38)	2.90[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$100	$67	$200
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	11.03	7.88	11.24[4]
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.22)	(0.19)	(0.01)[4]
Portfolio Turnover[6]	21	55	14[3]

[1]	Commenced investment operations December 27, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP VALUE FUND
	Year Ended October 31,		Inception to 10/31/07[1]
	2009	2008
CLASS Y
Net Asset Value at beginning of period	$7.31	$10.37	$9.82
Income from Investment Operations:
Net investment income	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.92	(2.88)	0.50
Total from investment operations	0.97	(2.82)	0.55
Less Distributions:
Distributions from net investment income	(0.06)	(0.07)	–
Distributions from capital gains	–	(0.17)	–
Total distributions	(0.06)	(0.24)	–
Net increase (decrease) in net asset value	0.91	(3.06)	0.55
Net Asset Value at end of period	$8.22	$7.31	$10.37
Total Return (%)[3]	13.53	(27.71)	5.60[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,389	$13,453	$14,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.52	1.61	1.91[5]
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.77	0.81	0.99[5]
Portfolio Turnover[7]	21	55	14[4]

SMALL CAP GROWTH FUND
	Year Ended October 31,		Inception to 10/31/07[2]
	2009	2008
CLASS A
Net Asset Value at beginning of period	$6.25	$1.19	$10.00
Income from Investment Operations:
Net investment income	(0.04)	(0.55)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.17)	(4.26)	1.22
Total from investment operations	(0.21)	(4.81)	1.19
Less Distributions:
Distributions from net investment income	–	–	(0.00)[6]
Distributions from capital gains	–	(0.13)	–
Total distributions	–	(0.13)	(0.00)[6]
Net increase (decrease) in net asset value	(0.21)	(4.94)	1.19
Net Asset Value at end of period	$6.04	$6.25	$11.19
Total Return (%)[3]	(3.36)	(43.49)	11.92[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$315	$243	$5,922
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	5.34	2.17	2.61[5]
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.66)	(0.54)	(0.37)[5]
Portfolio Turnover[7]	113	143	90[4]

[1]	Commenced investment operations January 9, 2007.	[5]	Annualized.
[2]	Commenced investment operations December 27, 2006.	[6]	Amounts represent less than $0.005 per share..
[3]	Total return without applicable sales charge.	[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period..
[4]	Not annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP GROWTH FUND
	Year Ended October 31,		Inception to 10/31/07[1]
	2009	2008
CLASS B
Net Asset Value at beginning of period	$6.16	$11.11	$10.00
Income from Investment Operations:
Net investment income	(0.06)	(0.31)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.19)	(4.51)	1.19
Total from investment operations	(0.25)	(4.82)	1.11
Less Distributions:
Distributions from net investment income	–	–	(0.00)[6]
Distributions from capital gains	–	(0.13)	–
Total distributions	–	(0.13)	(0.00)[6]
Net increase (decrease) in net asset value	(0.25)	(4.95)	1.11
Net Asset Value at end of period	$5.91	$6.16	$11.11
Total Return (%)[3]	(4.06)	(43.90)	11.11[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$74	$38	$166
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	12.86	9.51	12.61[5]
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(1.44)	(1.37)	(1.10)[5]
Portfolio Turnover[7]	113	143	90[4]

	Year Ended October 31,		Inception to 10/31/07[2]
	2009	2008
CLASS Y
Net Asset Value at beginning of period	$6.28	$11.21	$9.84
Income from Investment Operations:
Net investment income	(0.02)	(0.04)	(0.00)[6]
Net realized and unrealized gain (loss) on investments	(0.19)	(4.76)	1.37
Total from investment operations	(0.21)	(4.80)	1.37
Less Distributions:
Distributions from capital gains	–	(0.13)	–
Total distributions	–	(0.13)	–
Net increase (decrease) in net asset value	(0.21)	(4.93)	1.37
Net Asset Value at end of period	$6.07	$6.28	$11.21
Total Return (%)[3]	(3.34)	(43.32)	13.92[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,044	$12,843	$19,053
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.64	1.56	1.87[5]
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.40)	(0.41)	(0.02)[5]
Portfolio Turnover[7]	113	143	90[4]

[1]	Commenced investment operations December 27, 2006.	[5]	Annualized.
[2]	Commenced investment operations January 9, 2007.	[6]	Amounts represent less than $0.005 per share..
[3]	Total return without applicable sales charge.	[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period..
[4]	Not annualized.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended October 31,
	2009	2008	2007	2006	2005
CLASS A
Net Asset Value at beginning of period	$8.47	$17.05	$15.66	$12.65	$10.56
Income from Investment Operations:
Net investment income	0.15	0.23	0.16	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.69	(6.06)	2.92	3.01	2.05
Total from investment operations	1.84	(5.83)	3.08	3.16	2.19
Less Distributions:
Distributions from net investment income	(0.16)	(0.24)	(0.11)	(0.14)	(0.10)
Distributions from capital gains	(0.21)	(2.51)	(1.58)	(0.01)	–
Total distributions	(0.37)	(2.75)	(1.69)	(0.15)	(0.10)
Net increase (decrease) in net asset value	1.47	(8.58)	1.39	3.01	2.09
Net Asset Value at end of period	$9.94	$8.47	$17.05	$15.66	$12.65
Total Return (%)[1]	22.82	(40.46)	21.24	25.11	20.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,094	$19,040	$52,145	$78,958	$58,825
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.73	1.93	1.89	1.87	1.90
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.81	1.67	0.99	1.03	1.15
Portfolio Turnover[2]	82	69	79	63	64

CLASS B
Net Asset Value at beginning of period	$8.33	$16.79	$15.45	$12.48	$10.41
Income from Investment Operations:
Net investment income	0.14	0.18	0.08	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.60	(6.01)	2.84	2.98	2.04
Total from investment operations	1.74	(5.83)	2.92	3.01	2.08
Less Distributions:
Distributions from net investment income	(0.10)	(0.12)	–	(0.03)	(0.01)
Distributions from capital gains	(0.21)	(2.51)	(1.58)	(0.01)	–
Total distributions	(0.31)	(2.63)	(1.58)	(0.04)	(0.01)
Net increase (decrease) in net asset value	1.43	(8.46)	1.34	2.97	2.07
Net Asset Value at end of period	$9.76	$8.33	$16.79	$15.45	$12.48
Total Return (%)[1]	21.91	(40.95)	20.31	24.18	20.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,109	$6,237	$15,630	$16,175	$10,922
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.49	2.69	2.64	2.62	2.65
After reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.09	1.04	0.41	0.32	0.41
Portfolio Turnover[2]	82	69	79	63	64

[1]	Total return without applicable sales charge.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended October 31,			Inception to 10/31/06[1]
	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$8.48	$17.08	$15.68	$14.57
Income from Investment Operations:
Net investment income	0.16	0.31	0.17	0.01
Net realized and unrealized gain (loss) on investments	1.70	(6.12)	2.96	1.10
Total from investment operations	1.86	(5.81)	3.13	1.11
Less Distributions:
Distributions from net investment income	(0.18)	(0.28)	(0.15)	–
Distributions from capital gains	(0.21)	(2.51)	(1.58)	–
Total distributions	(0.39)	(2.79)	(1.73)	–
Net increase (decrease) in net asset value	1.47	(8.60)	1.40	1.11
Net Asset Value at end of period	$9.95	$8.48	$17.08	$15.68
Total Return (%)[2]	23.25	(40.41)	21.59	7.62[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$120,187	$81,569	$60,525	$9,025
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.47	1.68	1.66	1.72[4]
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.35[4]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.07	2.25	1.48	0.48[4]
Portfolio Turnover[5]	82	69	79	63[3]

[1]	Commenced investment operations June 30, 2006.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION
The MEMBERS Mutual Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of October 31, 2009, the Trust offered fourteen funds (individually, a “Fund,” collectively, the “Funds”). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. Through June 30, 2009, the Trust had entered into a management agreement with MEMBERS Capital Advisors, Inc. (“MCA”). Effective July 1, 2009, the Trust entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser”). The Investment Adviser, in turn, entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income Fund, Small Cap Value Fund, Small Cap Growth Fund and International Stock Fund. In addition, through June 30, 2009 MCA had entered into a subadvisory agreement for the management of the Mid Cap Growth Fund and a portion of the Mid Cap Value Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, and International Stock Funds (collectively, the “Core Funds”), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”). The Core Funds, excluding the Cash Reserves and Diversified Income Funds, offer three classes of shares: Class A, B and Y; the Target Allocation Funds offer three classes of shares: Class A, B and C; and the Cash Reserves Fund and the Diversified Income Fund offer two classes of shares: Class A and B. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.
2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: Equity securities and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the NASDAQ are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. The assets of the Target Allocation Funds consist of shares of the underlying funds, the NAV of each Target Allocation Fund is determined based on the NAVs of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Notes to Financial Statements

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Funds’ Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate as of Noon Eastern Standard Time on each day that the New York Stock Exchange is open for business.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair” value any of the investments of these funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A Fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Funds.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Federal Income Taxes: It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it’s taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2009. It is the funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2006 through October 31, 2009.

Notes to Financial Statements

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2009, none of the Funds had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each Fund, except the Cash Reserves Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Net realized gains of $3,765,261 are included in the Statements of Operations under the heading “Net realized loss on investments” for the International Stock Fund. The Cash Reserves Fund can only invest in U.S. dollar-denominated foreign money market securities.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. As of October 31, 2009, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Futures Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market

Notes to Financial Statements

positions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a Fund enters into a futures contract, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. The Fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. During the year ended October 31, 2009, none of the Funds held futures contracts.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2009, the High Income Fund had entered into such transactions, the market values of which are identified in the Fund’s Portfolio of Investments.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2009 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$ (5,588)	$ 37, 198	$ (31,610)
Moderate Allocation	(3,308)	44,788	(41,480)
Aggressive Allocation	(5,331)	5,091	240
Cash Reserves	(746)	746	–
Bond	–	(29,443)	29,443
High Income	(1,720,815)	8,131	1,712,684
Diversified Income	(33,534)	(33,927)	67,461
Large Cap Value	(2,076)	(38,287)	40,363
Large Cap Growth	(64,951)	11,915	53,036
Mid Cap Value	(74)	(55,428)	55,502
Mid Cap Growth	(212,269)	212,269	–
Small Cap Value	–	(36,389)	36,389
Small Cap Growth	(64,735)	55,220	9,515
International Stock	(46,885)	10,152	36,733
Redemption Fees: To help offset any costs associated with short-term shareholder trading, the Small Cap Value Fund, Small Cap Growth Fund, and the International Stock Fund will deduct a fee of 2% from redemption proceeds on Class A and Class B shares

Notes to Financial Statements

held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the Fund from which the shares are redeemed. No redemption fees were earned during the year ended October 31, 2009.

2. Fair Value Measurements: Each Fund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In April 2009, the FASB also issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. As of October 31, 2009, only the International Stock Fund held securities deemed as Level 3. Those securities were valued at $0.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds’ investments carried at market value:

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2009
Conservative Allocation[1]	$36,693,275	$ –	$ –	$36,693,275
Moderate Allocation[1]	87,989,628	–	–	87,989,628
Aggressive Allocation[1]	29,842,750	–	–	29,842,750
Cash Reserves[2]	631,774	16,290,471	–	16,922,245
Bond
Asset Backed	–	2,144,333	–	2,144,333
Corporate Notes and Bonds	–	36,398,378	–	36,398,378
Mortgage Backed	–	39,962,856	–	39,962,856
U.S. Government and Agency Obligations	–	112,945,237	–	112,945,237
Investment Companies	7,566,106	–	–	7,566,106
	7,566,106	191,450,804	–	199,016,910

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2009
High Income
Corporate Notes and Bonds	$ –	$104,567,776	$ –	$104,567,776
Certificate of Deposit	–	352,864	–	352,864
Investment Companies	4,977,999	–	–	4,977,999
	4,977,999	104,920,640	–	109,898,639
Diversified Income
Common Stocks	38,082,389	–	–	38,082,389
Asset Backed	–	1,126,471	–	1,126,471
Corporate Notes and Bonds	–	18, 448,933	–	18,448,933
Mortgage Backed	–	15,962,648	–	15,962,648
U.S. Government and Agency Obligations	–	13,546,961	–	13,546,961
Investment Companies	1,661,647	–	–	1,661,647
	39,744,036	49,085,013	–	88,829,049
Large Cap Value[1]	145,740,627	–	–	145,740,627
Large Cap Growth[2]
Common Stocks	150,301,927	–	–	150,301,927
Certificate of Deposit	–	4,787,164	–	4,787,164
Investment Companies	9,900,626	–	–	9,900,626
	160,202,553	4,787,164	–	164,989,717
Mid Cap Value[1]	29,861,151	–	–	29,861,151
Mid Cap Growth[2]	43,354,213	–	–	43,354,213
Small Cap Value[1]	21,842,090	–	–	21,842,090
Small Cap Growth[1]	15,442,653	–	–	15,442,653
International Stock[3]
Common Stocks
Australia[3]	–	1,614,320	–	1,614,320
Belgium	–	3,026,482	–	3,026,482
Brazil	–	4,305,983	–	4,305,983
Canada	–	2,016,302	–	2,016,302
China	–	1,989,965	–	1,989,965
Denmark	–	1,477,730	–	1,477,730
France	–	12,949,383	–	12,949,383
Germany	–	12,373,163	–	12,373,163
Hong Kong	–	3,826,552	–	3,826,552
India	–	918,612	–	918,612
Ireland	–	1,979,194	–	1,979,194
Italy	–	1,468,659	–	1,468,659
Japan	–	23,331,221	–	23,331,221
Mexico	–	1,366,816	–	1,366,816
Netherlands	–	2,349,168	–	2,349,168
Norway	–	1,523,186	–	1,523,186
Russia	–	1,484,948	–	1,484,948
Singapore	–	1,335,651	–	1,335,651
Spain	–	4,668,963	–	4,668,963
Sweden	–	1,827,504	–	1,827,504
Switzerland	–	17,146,398	–	17,146,398
Turkey	–	1,064,365	–	1,064,365
United Kingdom	–	39,433,972	–	39,433,972
Investment Companies	1,820,360	–	–	1,820,360
	$1,820,360	$143,478,537	$ –	$145,298,897

[1] At October 31, 2009 all investments are Level 1, see respective Portfolio of Investments.

[2] At October 31, 2009 all Level 2 securities held are Short Term Investments, see respective Portfolio of Investments.

[3] At October 31, 2009 all Level 3 securities held were valued at $0, see respective Portfolio of Investments.

Notes to Financial Statements

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended October 31, 2009:

Fund	Fair Value Beginning Balance 11/1/2008	Purchases at Cost/Sales (Proceeds)	Amortization Disc/(Prem)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Fair Value Ending Balance 10/31/2009
International Stock	$9,375	$ –	$ –	$ –	$(9,375)	$ –

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.20% for each of the Target Allocation Funds; 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.95% for the Mid Cap Value Fund, 0.75% for the Mid Cap Growth Fund; 1.00% for the Small Cap Value Fund; 1.00% for the Small Cap Growth Fund; and 1.05% for the International Stock Fund. Except for the Target Allocations Funds, each fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2009, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Value Fund, Paradigm Asset Management Company, LLC for the Small Cap Growth Fund, and Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may from time to time voluntary agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the twelve-month period ended October 31, 2009, the waivers totaled $35,893 for Class A Shares and $9,718 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations.

Reimbursement Agreement. For the period November 1, 2008 through June 30, 2009 the previous investment adviser, MEMBERS Capital Advisors Inc. (“MCA”), contractually agreed to reimburse all ordinary expenses, other than management, 12b-1, and service fees, of each fund in excess of certain percentages of the average daily net assets of the fund. The contractual agreement included a provision that the reimbursement to a fund was subject to repayment by the fund, to the extent that the fund was able to make the repayment within its expense cap.

For the period November 1, 2008 through June 30, 2009 the amounts reimbursed by MCA to the funds were as follows: $72,625 for the Conservative Allocation Fund, $64,506 for the Moderate Allocation Fund, $104,132 for the Aggressive Allocation Fund, $99,431 for the Cash Reserves Fund, $67,712 for the Bond Fund, $42,061 for the High Income Fund, $154,461 for the Diversified Income Fund, $5,566 for the Large Cap Value Fund, $144,730 for the Large Cap Growth Fund, $126,516 for the Mid Cap Value Fund, $57,730 for the Mid Cap Growth Fund, $63,438 for the Small Cap Value Fund, $68,358 for the Small Cap Growth Fund, and $154,143 for the International Stock Fund.

The Reimbursement Agreement was terminated effective as of the close of business on June 30, 2009.

Services Agreement. Effective July 1, 2009, under a separate Services Agreement, the new investment adviser, Madison Asset Management, LLC (“Madison”), provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.25% for each of the Conservative, Moderate and Aggressive Allocation Funds; 0.15% for the

Notes to Financial Statements

Cash Reserves Fund; 0.15% for the Bond Fund; 0.20% for the High Income Fund; 0.20% for the Diversified Income Fund; 0.36% for the Large Cap Value Fund; 0.20% for the Large Cap Growth Fund; 0.20% for the Mid Cap Value Fund, 0.40% for the Mid Cap Growth Fund; 0.25% for the Small Cap Value Fund; 0.25% for the Small Cap Growth Fund; and 0.30% for the International Stock Fund. While the Funds pay the expenses of the Funds’ Independent Trustees and independent auditors directly (the “Direct Fees”), these expenses come out of the service fee so that they do not represent an additional expense to the Funds above and beyond the service fee. The Direct Fees are reflected on the statement of operations and have been restated as if the Services Agreement had been in effect for the year ended October 31, 2009.

Distribution Agreement. Mosaic Funds Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted distribution and/or service plans (the “Plans”) with respect to the Trust’s Class A, B, and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees to MFD for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees to MFD for Class B and Class C shares at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to their respective classes. The distribution fees are used to reimburse MFD for its distribution expenses with respect to Class B and Class C only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used by MFD to compensate selling brokers and others for providing personal and account maintenance services to shareholders. Fees incurred by the Funds under the Plans are detailed in the statement of operations.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deduced from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable, and paid to MFD. MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges retained by MFD from the sales of shares (Class A shares) and the CDSC retained by MFD on the redemption of shares (Class A, B and C shares) for the period July 1, 2009 through October 31, 2009, were as follows:

Fund	Class A	Class B	Class C	Fund	Class A	Class B
Conservative Allocation	$80,156	$8,083	$503	Large Cap Value	$20,514	$3,768
Moderate Allocation	176,400	19,297	329	Large Cap Growth	16,370	4,220
Aggressive Allocation	76,547	6,336		Mid Cap Value	8,523	1,633
Cash Reserves	–	7,995		Mid Cap Growth	9,463	1,817
Bond	18,989	4,294		Small Cap Value	945	–
High Income	24,239	1,253		Small Cap Growth	728	–
Diversified Income	19,654	5,210		International Stock	14,250	1,837

For the period November 1, 2008 through June 30, 2009, CUNA Brokerage Services, Inc. served as the Funds’ distributor for which it retained sales charges and CDSCs as follows:

Fund	Class A	Class B	Class C	Fund	Class A	Class B
Conservative Allocation	$133,746	$23,634	$2,317	Large Cap Value	$35,148	$12,815
Moderate Allocation	314,154	42,935	2,516	Large Cap Growth	32,502	11,749
Aggressive Allocation	132,086	13,208	534	Mid Cap Value	22,971	5,145
Cash Reserves	–	28,804		Mid Cap Growth	19,889	5,772
Bond	38,116	12,489		Small Cap Value	1,514	89
High Income	39,140	6,232		Small Cap Growth	2,598	145
Diversified Income	50,006	27,185		International Stock	23,050	8,646

Notes to Financial Statements

The distributor may from time to time voluntary agree to waive a portion of its fees or expenses related to the Funds. In that regard, the distributor waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the twelve-month period ended October 31, 2009, the waivers totaled $31,526 and are reflected as fees waived in the accompanying Statement of Operations.

Officers and Trustees. Certain officers and trustees of the Funds are also officers of Madison. With the exception of the then-acting Chief Compliance Officer, the Funds did not compensate their officers or affiliated trustees. The Funds paid a pro rata portion of the Chief Compliance Officer’s annual salary through June 30, 2009. Unaffiliated trustees were compensated by the Trust directly for their service through June 30, 2009, and pursuant to the Services Agreement thereafter.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends daily and reinvests monthly. The Bond Fund, High Income Fund and Diversified Income Fund declare and reinvest dividends monthly. The Conservative Allocation Fund declares and reinvests dividends quarterly. Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, and the International Stock Fund declare and reinvest dividends annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2009, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$16,443,766	$11,593,507
Moderate Allocation	–	–	29,392,874	22,275,270
Aggressive Allocation	–	–	8,711,412	3,980,966
Bond	78,131,667	46,602,393	10,761,553	15,333,550
High Income	–	–	95,176,304	57,399,674
Diversified Income	7,247,276	6,509,351	16,950,698	29,138,402
Large Cap Value	–	–	119,317,339	15,097,694
Large Cap Growth	–	–	143,101,468	134,083,576
Mid Cap Value	–	–	29,603,765	32,906,366
Mid Cap Growth	–	–	71,620,699	74,484,583
Small Cap Value	–	–	7,744,716	3,512,099
Small Cap Growth	–	–	17,352,717	14,730,150
International Stock	–	–	109,820,078	95,882,317

Notes to Financial Statements

6. FOREIGN SECURITIES

Each Fund may invest in foreign securities, however, the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7. SECURITIES LENDING

Each Fund, except the Target Allocation, Cash Reserves, Small Cap Value, and Small Cap Growth Funds, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2009, none of the Funds were engaged in securities lending.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2009	2008	2009	2008
Conservative Allocation	$1,276,875	$ 480,002	$ –	$ 60,393
Moderate Allocation	1,225,930	1,174,561	–	377,700
Aggressive Allocation	76,578	232,391	–	212,760
Cash Reserves	12,491	350,356	–	–
Bond	5,760,220	5,364,596	–	–
High Income	6,913,718	5,624,536	–	–
Diversified Income	3,665,946	4,615,505	–	10,885,869
Large Cap Value	2,814,901	2,252,854	–	1,207,706
Large Cap Growth	336,551	–	–	–
Mid Cap Value	353,103	2,175,848	–	6,033,431
Mid Cap Growth	–	–	–	577,694
Small Cap Value	131,772	568,226	–	–
Small Cap Growth	–	310,339	–	–
International Stock	2,316,059	2,447,159	2,827,690	14,019,896

Notes to Financial Statements

The International Stock Fund hereby designates $2,827,690 as a long-term capital gain distribution to its shareholders during the year ended October 31, 2009.
As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Fund	Ordinary Income
Conservative Allocation	$ 88,495	Large Cap Value	1,884,254
Moderate Allocation	653,157	Large Cap Growth	665,507
Aggressive Allocation	137,731	Mid Cap Value	139,340
Cash Reserves	–	Mid Cap Growth	–
Bond	41,283	Small Cap Value	47,176
High Income	108,830	Small Cap Growth	–
Diversified Income	–	International Stock	2,685,576

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2009, which are available to offset future capital gains, if any:

Fund	2010	2011	2012	2013	2014	2015	2016	2017
Conservative Allocation	$ –	$ –	$ –	$ –	$ –	$ –	$ 823,887	$1,619,779
Moderate Allocation	–	–	–	–	–	–	4,121,648	6,462,247
Aggressive Allocation	–	–	–	–	–	–	1,431,110	2,049,055
Bond	–	–	85,623	65,261	362,802	57,909	-	836,574
High Income	2,445,850	614,259	–	–	–	72,549	4,653,350	2,183,308
Diversified Income	–	–	–	–	–	–	3,638,247	14,441,031
Large Cap Value	–	–	–	–	–	–	9,531,689	20,011,738
Large Cap Growth	–	1,255,080	–	–	–	–	15,286,497	18,608,339
Mid Cap Value	–	–	–	–	–	–	5,486,237	8,971,382
Mid Cap Growth	–	–	–	–	–	–	5,654,757	16,406,364
Small Cap Value	–	–	–	–	–	–	1,362,749	1,697,646
Small Cap Growth	–	–	–	–	–	–	3,905,861	6,563,854
International Stock	–	–	–	–	–	–	–	22,902,552

The High Income Fund had a capital loss carryover expire unused in the current year in the amount of $1,720,815.
At October 31, 2009, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$938,803	$2,496,718	$(1,557,915)
Moderate Allocation	1,300,289	10,682,792	(9,382,503)
Aggressive Allocation	344,960	5,248,423	(4,903,463)
Bond	7,664,346	1,117,453	6,486,893
High Income	6,752,496	611,311	6,141,185
Diversified Income	5,706,431	3,940,968	1,765,463
Large Cap Value	6,786,401	11,195,711	(4,409,310)
Large Cap Growth	13,974,144	3,010,541	10,963,603
Mid Cap Value	1,193,795	1,525,263	(331,468)
Mid Cap Growth	5,154,624	436,848	4,717,776
Small Cap Value	1,693,905	1,723,888	(29,983)
Small Cap Growth	2,077,292	969,886	1,107,406
International Stock	10,136,434	5,122,069	5,014,365

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund and International Stock Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below-investment-grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The High Income Fund generally invests at least 80% of its assets in high yield securities.

The Target Allocation Funds are structured as fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the “underlying funds”), including ETFs. Thus, each Target Allocation Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Target Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class under performs their peer. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Target Allocation Funds invest in underlying funds, of which certain underlying funds may be deemed to be under common control because of the same Board of Trustees (the “affiliated underlying funds’’). A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2009 follows:

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 10/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2009	Value at 10/31/2009	Realized Loss	Distributions Received[1]
Conservative Allocation Fund
MEMBERS Bond Fund Class Y	839,783	183,698	89,068	934,413	$9,446,915	$ (7,983)	$286,325
MEMBERS High Income Fund Class Y	488,267	287,635	66,730	709,172	4,715,994	(82,844)	290,503
MEMBERS International Stock Fund Class Y	295,746	71,050	43,257	323,539	3,219,216	(296,206)	117,989
MEMBERS Large Cap Growth Fund Class Y1	225,859	68,667	29,959	264,567	3,500,225	(167,039)	9,592
MEMBERS Large Cap Value Fund Class Y	166,865	123,447	28,643	261,669	2,768,459	(208,885)	41,666
Totals					$23,650,809	$(762,957)	$746,075

1 Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

Fund/Underlying Fund	Balance of Shares Held at 10/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2009	Value at 10/31/2009	Realized Loss	Distributions Received[2]
Moderate Allocation Fund
MEMBERS Bond Fund Class Y	1,068,764	298,151	62,370	1,304,545	$13,188,947	$ (4,796)	$401,285
MEMBERS High Income Fund Class Y	661,435	633,185	57,997	1,236,623	8,223,542	(98,411)	536,462
MEMBERS International Stock Fund Class Y	1,204,052	279,612	83,750	1,399,914	13,929,147	(640,387)	492,215
MEMBERS Large Cap Growth Fund Class Y	734,970	172,654	51,836	855,788	11,322,077	(323,644)	32,152
MEMBERS Large Cap Value Fund Class Y	514,669	277,100	45,417	746,352	7,896,399	(336,770)	146,921
MEMBERS Mid Cap Growth Fund Class Y1	481,604	71,329	52,715	500,218	2,501,088	(178,996)	--
MEMBERS Small Cap Growth Fund Class Y1	292,912	34,994	20,560	307,346	1,865,592	(121,546)	--
MEMBERS Small Cap Value Fund Class Y	261,345	58,642	17,723	302,264	2,484,607	(86,976)	17,755
Totals					$61,411,399	$(1,791,526)	$1,626,790

Fund/Underlying Fund	Balance of Shares Held at 10/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2009	Value at 10/31/2009	Realized Loss	Distributions Received[2]
Aggressive Allocation Fund
MEMBERS Bond Fund Class Y	–	99,533	4,466	95,067	$ 961,130	$ (252)	$ 25,240
MEMBERS High Income Fund Class Y	–	288,777	11,943	276,834	1,840,948	(324)	116,399
MEMBERS International Stock Fund Class Y	487,475	122,051	35,666	573,860	5,709,904	(282,986)	195,984
MEMBERS Large Cap Growth Fund Class Y	286,190	95,265	19,777	361,678	4,785,002	(110,441)	12,602
MEMBERS Large Cap Value Fund Class Y	184,910	154,058	17,507	321,461	3,401,060	(112,859)	47,996
MEMBERS Mid Cap Growth Fund Class Y1	315,566	74,522	32,665	357,423	1,787,116	(102,402)	--
MEMBERS Small Cap Growth Fund Class Y1	158,540	37,548	7,106	188,982	1,147,123	(41,155)	--
MEMBERS Small Cap Value Fund Class Y	142,343	33,104	6,108	169,339	1,391,968	(27,105)	9,171
Totals					$21,024,251	$(677,524)	$407,392

1 Non-income producing.

2 Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

11. Subsequent Events

The initial investment in the fifteenth fund in the Trust, the Equity Income Fund, was made by the Investment Adviser on October 30, 2009. As of October 31, 2009, net assets were $100,000 (comprised solely of cash), shares outstanding were 10,000, and the net asset value per share was $10.00. Shares were offered to the public commencing on November 2, 2009.

Notes to Financial Statements

Effective November 30, 2009, the assets of the Small Cap Growth Fund were reorganized into the Small Cap Value Fund, and, together, renamed the Small Cap Fund. Under the Plan of Reorganization, 51,013.3480 Class A, 12,378.6100 Class B, and 2,476,474.9090 Class Y shares of the Small Cap Growth Fund were exchanged for 37,175.8260 Class A, 8,903.3630 Class B, and 1,821,068.1220 Class Y shares of the Small Cap Value Fund in a tax free exchange. Upon the business combination of such Funds, the value of the Small Cap Value Fund’s net assets combined with the Small Cap Growth Fund was $38,000,214.97 before the open of business on November 30, 2009.

On December 10, 2009, the Board of Trustees authorized and approved the Plan of Reorganization where the assets of the Mid Cap Value Fund will be transferred to the Mid Cap Growth Fund. The shareholders of the Mid Cap Value Fund will receive an amount equal to the aggregate net asset value of the shares of the Mid Cap Growth Fund on the date of the reorganization. The reorganization is expected to occur on or about March 1, 2010.

Management has evaluated the impact of all subsequent events on the Funds’ financial statements through December 22, 2009, the date the financial statements were issued and has determined that there were no subsequent events, other than as disclosed above, requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MEMBERS Mutual Funds, comprising Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, and International Stock Fund (collectively, the “Funds”) as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
December 22, 2009

Other Information

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. In the most recent six-month period, the Funds limited these ongoing costs; had the Funds not done so, expenses would have been higher. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended October 31, 2009. Expenses paid during the period in the tables below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,116.00	.70%	$3.73	$1,111.80	1.45%	$7.72
Moderate Allocation	1,000	1,143.40	.70%	3.78	1,139.90	1.45%	7.82
Aggressive Allocation	1,000	1,183.70	.70%	3.85	1,178.60	1.45%	7.96
Cash Reserves	1,000	1,000.00	.23%	1.16	1,000.00	.23%	1.16
Bond	1,000	1,034.80	.90%	4.62	1,032.00	1.65%	8.45
High Income	1,000	1,136.70	1.00%	5.39	1,132.50	1.74%	9.35
Diversified Income	1,000	1,117.30	1.10%	5.87	1,112.50	1.85%	9.85
Large Cap Value	1,000	1,174.40	1.17%	6.41	1,168.90	1.92%	10.50
Large Cap Growth	1,000	1,159.60	1.20%	6.53	1,155.90	1.94%	10.54
Mid Cap Value	1,000	1,151.20	1.40%	7.59	1,146.80	2.14%	11.58
Mid Cap Growth	1,000	1,173.00	1.40%	7.67	1,167.50	2.14%	11.69
Small Cap Value	1,000	1,206.40	1.50%	8.34	1,202.90	2.25%	12.49
Small Cap Growth	1,000	1,084.40	1.50%	7.88	1,078.50	2.25%	11.79
International Stock	1,000	1,269.50	1.60%	9.15	1,264.20	2.35%	13.41

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,116.00	1.45%	$7.72
Moderate Allocation	1,000	1,139.90	1.45%	7.71
Aggressive Allocation	1,000	1,178.40	1.46%	8.02

Other Information

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,037.20	.65%	$3.34
High Income	1,000	1,138.30	.75%	4.04
Large Cap Value	1,000	1,175.60	.92%	5.06
Large Cap Growth	1,000	1,161.50	.95%	5.18
Mid Cap Value	1,000	1,153.40	1.15%	6.24
Mid Cap Growth	1,000	1,176.50	1.15%	6.31
Small Cap Value	1,000	1,207.00	1.25%	6.95
Small Cap Growth	1,000	1,083.90	1.25%	6.57
International Stock	1,000	1,270.80	1.35%	7.73

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,043.00	.70%	$7.15	$1,035.50	1.45%	$14.76
Moderate Allocation	1,000	1,043.00	.70%	7.15	1,035.50	1.45%	14.76
Aggressive Allocation	1,000	1,043.00	.70%	7.15	1,035.50	1.45%	14.76
Cash Reserves	1,000	1,047.70	.23%	2.35	1,047.70	.23%	2.35
Bond	1,000	1,041.00	.90%	9.18	1,033.50	1.65%	16.78
High Income	1,000	1,040.00	1.00%	10.20	1,032.60	1.74%	17.68
Diversified Income	1,000	1,039.00	1.10%	11.21	1,031.50	1.85%	18.79
Large Cap Value	1,000	1,038.30	1.17%	11.92	1,030.80	1.92%	19.50
Large Cap Growth	1,000	1,038.00	1.20%	12.23	1,030.60	1.94%	19.70
Mid Cap Value	1,000	1,036.00	1.40%	14.25	1,028.60	2.14%	21.71
Mid Cap Growth	1,000	1,036.00	1.40%	14.25	1,028.60	2.14%	21.71
Small Cap Value	1,000	1,035.00	1.50%	15.26	1,027.50	2.25%	22.81
Small Cap Growth	1,000	1,035.00	1.50%	15.26	1,027.50	2.25%	22.81
International Stock	1,000	1,034.00	1.60%	16.27	1,026.50	2.35%	23.81

Other Information

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,035.50	1.45%	$14.76
Moderate Allocation	1,000	1,035.50	1.45%	14.76
Aggressive Allocation	1,000	1,035.50	1.45%	14.76

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,043.50	.65%	$6.64
High Income	1,000	1,042.50	.75%	7.66
Large Cap Value	1,000	1,040.77	.92%	9.41
Large Cap Growth	1,000	1,040.50	.95%	9.69
Mid Cap Value	1,000	1,038.50	1.15%	11.72
Mid Cap Growth	1,000	1,038.50	1.15%	11.72
Small Cap Value	1,000	1,037.50	1.25%	12.73
Small Cap Growth	1,000	1,037.50	1.25%	12.73
International Stock	1,000	1,036.50	1.35%	13.75

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. For the year ended October 31, 2009, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $381,256 (all of which represents taxes withheld) and $4,522,352, respectively. Complete information regarding the fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

Other Information

Corporate Dividends Received Deduction: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value and International Stock Funds, 6.51%, 22.39%, 53.04%, 47.05%, 100%, 100%, 100%, 100% and 0.06%, respectively, qualify for the corporate dividends received deduction.

Qualified Dividend Income: For the fiscal year ended October 31, 2009, The Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value and the International Stock Funds paid dividend income totaling $1,276,875, $1,225,930, $76,578, $1,584,972, $2,814,901, $336,551, $353,103, $131,772 and $2,316,059 respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2009, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form
1099-DIV.

MEMBERS Mutual Funds’ Trustees and Officers

The address of each trustee and officer is 550 Science Drive, Madison WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank[1] 1960	Trustee and President, 2009 – Present

Madison Investment Advisors, Inc. (“MIA”) (affiliated investment advisory firm of Madison), Managing Director and Vice President, 1986 – Present; Madison Asset Management, LLC (“Madison”), Director and Vice President, 2004 – Present; Madison Mosaic, LLC (affiliated investment advisory firm of Madison), President, 1996 – Present ; Madison Mosaic Funds (13) (mutual funds) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 –
Present ; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; Ultra Series Fund (18) (mutual fund), President, 2009 – Present

Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 – Present; Ultra Series Fund (18), 2009 – Present
Frank E. Burgess 1942	Vice President, 2009 – Present

MIA, Founder, President and Director, 1973 – Present ; Madison, President and Director, 2004 – Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Vice President, 1996 – Present; Ultra Series Fund (18), Vice President, 2009 – Present

N/A
Jay R. Sekelsky 1959	Vice President, 2009 – Present

MIA, Managing Director and Vice President, 1990 – Present; Madison, Director, 2009 – Present; Madison Mosaic, LLC, Vice President, 1996 – Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Vice President, 1996 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present; Ultra Series Fund (18), Vice President, 2009 – Present

N/A
Paul Lefurgey 1964	Vice President, 2009 – Present

MIA, Managing Director, Head of Fixed Income, 2005 – Present; Madison, Portfolio Manager, 2009 – Present; MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 – 2005; Ultra Series Fund (18), Vice President, 2009 – Present

N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present

MIA and Madison Mosaic, LLC, Vice President, 1999 – Present; Madison, Vice President, 2009 – Present ; Madison Mosaic Funds (13), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 – Present; Chief Financial Officer, 2005 – 2009 ; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 – Pre sent; Ultra Series Fund (18), Treasurer, 2009 – Present

N/A
Holly S. Baggot 1960	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007; 2009 – Present; Treasurer, 2008 – 2009

Madison, Vice President, 2009 – Present; MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2009 – Present ; Ultra Series Fund (19), Secretary, 1999-Present; Treasurer, 2008-2009; Assistant Treasurer, 1997-2007 and 2009-Present

N/A

1 “Interested person” as defined in the Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

MEMBERS Mutual Funds' Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present

MIA, Madison, Madison Scottsdale, LC (an affiliated investment advisory firm of Madison) and Madison Mosaic, LLC, Chief Compliance Officer and Corporate Counsel, 2009 – Present; General Counsel and Chief Compliance Officer, 1996 – 2009 ; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 – Present; Concord Asset Management (“Concord”) (an affiliated investment advisory firm of Madison), LLC, General Counsel, 1996 – 2009; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 1992 – 2009 ; Ultra Series Fund (18), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present

N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

MIA, Madison, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Ultra Series Fund (18), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 –
Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009 ; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007

N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Lorence D. Wheeler 1938	Trustee, 2009 – Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 – 2001	46

Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present ; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund,
1996 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 – Present; Ultra Series Fund (18), 2009 – Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of October 31, 2009, the fund complex consists of the Trust with 14 portfolios, the Ultra Series Fund with 18 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 46 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

MEMBERS Mutual Funds' Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Steven P. Riege 1954	Trustee, 2005 – Present	The Rgroup (management consulting), Milwaukee, WI, Owner/President, 2001 – Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	32	Ultra Series Fund (18), 2005 – Present
Richard E. Struthers 1952	Trustee, 2004 – Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 – Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	32	Park Nicolet Health Services, 2001 – Present; Micro Component Technology, Inc., 2008 – Present ; Ultra Series Fund (18), 2004 – Present
Philip E. Blake 1944	Trustee, 2009 – Present	Retired Investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	46

Madison Newspapers, Inc., 1993 – Present;
Meriter Hospital & Health Services, 2000 – Present;
Edgewood College, 2003 – Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, 1996 – Present; Ultra Series Fund (18), 2009 – Present

James R Imhoff, Jr. 1944	Trustee, 2009 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	46

Park Bank, 1978 – Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund,
1996 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 – Present; Ultra Series Fund (18), 2009 – Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of October 31, 2009, the fund complex consists of the Trust with 14 portfolios, the Ultra Series Fund with 18 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 46 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

(logo) MEMBERS(R) Mutual Funds

MEMBERS Mutual Funds

Post Office Box 8390

Boston, MA  02266-8390

1(800)877-6089

www.membersfunds.com

SEC File Number 811-08261

4460-P1053

Rev:1209

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The code was amended and restated effective July 1, 2009 coinciding with the effectiveness of the Trust's invesmtment advisory agreement with Madison Asset Management, LLC (the "Adviser").  The provisions and restrictions of the code are not materially different than the code adopted by the Trust prior to that date.  Rather, the revisions were made to reflect the identities and affiliations of the Adviser and is identical to the corresponding code of ethics adopted by other investment companies affiliated with the Adviser.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the MEMBERS Mutual Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

James R. Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, serves as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2009 and 2008, respectively were $234,000 ($480,000 including the Ultra Series Fund, an affiliated registered investment company ("USF")) and $228,000 ($466,000 including USF).

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $41,200 and $39,995, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.  The identities of the Trust's principal executive and financial officers changed on July 1, 2009 contemporaneously with the effectiveness of the investment advisory agreement between the Trust and the Adviser.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS Mutual Funds

By: (signature)

W. Richard Mason, CCO and Assistant Secretary

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: December 22, 2009

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: December 22, 2009